As filed with the Securities and Exchange Commission on April 22, 2026

Registration Nos. 002-89550; 811-03972

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 67 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 77 ☒

(Check appropriate box or boxes)

FUTUREFUNDS SERIES ACCOUNT OF EMPOWER ANNUITY INSURANCE CO OF AMERICA
(Exact Name of Registered Separate Account)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
(Name of Insurance Company)

8515 East Orchard Road
Greenwood Village, CO 80111
(Address of Insurance Company's Principal Executive Offices) (Zip Code)

(303) 737-3000
(Insurance Company's Telephone Number, including Area Code)

Jonathan Kreider
Executive Vice President
Empower Annuity Insurance Company of America
8515 East Orchard Road
Greenwood Village, CO 80111
(Name and Address of Agent for Service)

Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1625 Eye Street, N.W., Suite 800
Washington, D.C. 20006

Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
x	on May 1, 2026, pursuant to paragraph (b)
60 days after filing, pursuant to paragraph (a)(1)
on (date), pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 ("Securities Act").
If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FUTUREFUNDS SERIES ACCOUNT
of Empower Annuity Insurance Company of America
GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
Distributed by
Empower Financial Services, Inc.
8515 East Orchard Road, Greenwood Village, CO 80111
(800) 701-8255
Prospectus Dated: May 1, 2026
This Prospectus describes a group flexible premium deferred fixed and variable annuity contract (“Group Contract”), offered by Empower Annuity Insurance Company of America (“we,” “us,” “the Company” or “Empower”). The Group Contract is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Internal Revenue Code of 1986, as amended (the “Code”), as well as for certain non-qualified plans. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. Various Fixed Options have been made available under the Group Contract, but they are not securities and not subject to review by the Securities and Exchange Commission. Please contact the Group Contractowner for any information and/or disclosures regarding the specific Fixed Option available under your Group Contract. Empower Financial Services, Inc. (“Empower Financial Services”) is the principal underwriter and distributor of the Group Contracts. Empower issues the Group Contracts in connection with the following retirement plans (“Plans”):
•pension or profit-sharing plans described in Code Section 401(a) (“401(a) Plans”);
•cash or deferred profit sharing plans described in Code Section 401(k) (“401(k) Plans”);
•tax-sheltered or tax-deferred annuities described in Code Section 403(b) (“403(b) Plans”);
•deferred compensation plans described in Code Section 457(b) or (f) (“457(b) or (f) Plans”);
•qualified governmental excess benefit plans described in Code Section 415(m) (“415(m) Plans”); and
•non-qualified deferred compensation plans (“NQDC Plans”).
Participation in the Group Contracts
You may be eligible to participate in the Group Contract if you participate in one of the Plans listed above. The owner of a Group Contract will be an employer, plan trustee, certain employer associations, or certain employee associations, as applicable (“Group Contractowner”).
We will establish a Participant annuity account (“Participant Annuity Account”) in your name. This Participant Annuity Account will reflect the dollar value of the Contributions made on your behalf.
Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code governing the tax-qualified plan, so a Group Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral.
The Group Contract allows you to invest in Variable Investment Options as described in Appendix A - Investment Options Available Under the Group Contract.
You should know that: (a) The Group Contract is a complex investment vehicle and involves risks, including potential loss of principal; (b) The Group Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash; (c) Withdrawals could result in a surrender charge, taxes and tax penalties; (d) Excess Withdrawals will permanently reduce or eliminate your guaranteed benefits under the Group Contract; and (e) Empower’s obligations under the Group Contract are subject to its financial strength and claims-paying ability.
YOU MAY CANCEL YOUR INTEREST IN THE GROUP CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES. In some states, this cancellation period may be longer. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or (2) your Participant Annuity Account Value. Some states may require a return of Contribution. You should review this Prospectus, or consult with your Group Contractowner for additional information about the specific cancellation terms that apply. (See “Free Look Period” later in this Prospectus.)
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions. The Group Contract is not available in all states.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

Table of Contents

Section	Page

Definitions
The defined terms set out in this Prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Period: The period between the effective date of your participation in the Group Contract and the Annuity Commencement Date. During this period, you may make Contributions to the Group Contract.
Accumulation Unit: The accounting measure described in the Group Contract, and we use to determine your Variable Account Value during the Accumulation Period.
Administrative Offices: The Administrative Offices of Empower, located at 8515 East Orchard Rd., Greenwood Village, CO 80111.
Amendment Rider: GAC Amend 07 Amendment Rider, which offers supplemental provisions on an as needed basis to the Group Contract between Empower and the Group Contractowner at no additional charge.
Annuity Commencement Date: The date annuity payments begin under an annuity payment option.
Annuity Unit: An accounting measure we use to determine the dollar value of each variable annuity payment after the first payment.
Contribution(s): Purchase payments, eligible rollovers, Transfers, payroll deductions, and other amounts we receive under the Group Contract on your behalf and allocate to a Participant Annuity Account.
Eligible Fund: A mutual fund, unit investment trust, or other investment portfolio in which an Investment Division invests all of its assets.
Fixed Annuity: An annuity with payments that remain fixed throughout the payment period and which do not reflect the investment experience of an Investment Division.
Fixed Options: Investment options that provide a fixed rate of return, and to which you can allocate Contributions or make Transfers. Please consult with the Group Contractowner for more information about the Fixed Options. A Fixed Option may be referred to as “Fixed Account” in your Contract.
Group Contract: An agreement between Empower and the Group Contractowner providing a group flexible premium deferred fixed and/or variable annuity issued in connection with certain retirement Plans.
Group Contractowner: Depending on the type of Plan and the employer’s involvement, the Group Contractowner will be an employer, Plan trustee, certain employer associations, or certain employee associations.
Guaranteed Account Value: The sum of the values of each of your Guaranteed Sub-Accounts.
Guaranteed Sub-Accounts: The subdivisions of your Participant Annuity Account reflecting the value credited to you from the Fixed Options.
Investment Division: The Series Account is divided into Investment Divisions, each of which contains shares of an Eligible Fund. There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Contributions. Your Variable Account Value will reflect the investment performance of the corresponding Eligible Funds. Investment Divisions may be also referred to as “sub-accounts” or “divisions” in the Prospectus, SAI, or Series Account financial statements.
Participant: The person who is eligible to and elects to participate in the Group Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
Participant Annuity Account: A separate record we establish in your name that reflects all transactions you make under the Group Contract.
Participant Annuity Account Value: The total value of your interest under the Group Contract. It is the total of your Guaranteed and Variable Account Values.
Premium Tax: The amount of tax, if any, charged by a state or other government authority in connection with the Group Contract.
Request: Any request, either written, by telephone, or computerized, which is in a form satisfactory to Empower and received at our Administrative Offices.
Series Account: FutureFunds Series Account, a separate account established by Empower to provide variable funding options for the Group Contracts. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of the individual Investment Divisions.
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Spouse: A person recognized as a “spouse” under federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: When you move your Participant Annuity Account Value between and among the Investment Divisions and Fixed Options.
Transfer to Other Companies: The Transfer of all or a portion of your Participant Annuity Account Value to another company.
Valuation Date: The date on which we calculate the Accumulation Unit value of each Investment Division. This calculation is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET). It is also the date on which we will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Participant Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between two successive Valuation Dates.
Variable Account Value: The total value of your Variable Sub-Accounts.
Variable Sub-Account: A subdivision of your Participant Annuity Account reflecting the value credited to you from an Investment Division.
Overview of the Group Contract
Purpose of the Group Contract. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. It is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Code as well as for certain non-qualified plans. It is not intended for people who may need to make early or frequent withdrawals and may not be appropriate for you if you do not have a long-term investment horizon.
Phases of the Group Contract. The Group Contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts. Your Guaranteed Accounts will be allocated to Fixed Options that provide a fixed rate of return. Your Variable Account Value is allocated to one or more Investment Divisions, each of which contains shares of an Eligible Fund, and will reflect the investment performance of the selected Investment Division(s), which in turn reflect the investment performance of the corresponding Eligible Funds. A list of Eligible Funds in which you can invest is provided in Appendix A - Investment Options Available Under the Group Contract.
During the annuity period (after annuitization), there are six different payment options you can choose from which are: (1) Life Annuity, (2) Life Annuity with Payments Guaranteed for Designated Periods, (3) Joint and One-Half Survivor, (4) Income of Specified Amount, (5) Income for Specified Period, and (6) Systematic Withdrawal Payment Option. Description of each annuity payment option is provided in the “Annuity Period” section of this Prospectus. After annuitization, the Death Benefit in this Prospectus will no longer apply.
Group Contract Features. Below is a brief summary of the Group Contract’s primary features and options.
Death Benefit. If you die before the Annuity Commencement Date, death benefit, which may vary depending on when you die, will be paid to your beneficiary.
Rebalancer Option. Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. You may select to reallocate your Variable Account Value to maintain your desired asset allocation. For more information on investment professional compensation, please refer to the “Rebalancer” section of this Prospectus.
Periodic Payment Options. You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. You may choose to receive periodic payments from the following payment options: (1) Income for a specified period, (2) income of a specified amount, (3) interest only, (4) minimum distribution. Description of each periodic payment option is provided in “Period Payment Options” section of this Prospectus.
Tax Treatment. You can transfer money among Investment Divisions without tax implications, and earnings (if any) on your investments are generally tax-deferred. Before the annuity period, you can withdraw money from your contract at any time. Taxes may be due if you take a distribution. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 591∕2.
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Withdrawals. During the Accumulation Phase, you may, under some Plans, withdraw all or part of your Participant Annuity Account Value. Amounts withdrawn may be subject to a CDSC, other deductions, tax withholding and taxation.
Loans. Loans are allowed under the Group Contract if permitted under the Plan and the Code. See more detail under the section “Loans” later in this Prospectus.
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Key Information
Important Information You Should Consider About the Group Contract

FEES, EXPENSES, AND ADJUSTMENTS				LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
The amount of charges for early withdrawals depends on the type of Plan and the Group Contract in which you participate. The contingent deferred sales charge (CDSC) is a percentage of the amounts you withdraw. There are seven different levels of the CDSC and each level has different charge structure. For Level 3 Group Contracts, the CDSC may be assessed up to 14 years. Although each level charges different percentage, the CDSC will not exceed 8.5%.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,500 on a $100,000 withdrawal.
Charges and Deductions
Are There Transaction Charges?
Yes.
In addition to surrender charges, you also may be charged for other transactions. You may have to pay a CDSC upon a partial withdrawal. State premium tax and early distribution penalty taxes may apply in certain circumstances.
Fee Table; Charges and Deductions; and Federal Tax Consequences
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect Plan or custodian fees that are paid from Participant Annuity Account Values. If such charges were reflected, the fees and expenses would be higher.
Fee Table; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Group Contract Level)	1.00%[1]	1.25%[2]
	Portfolio Company fees and expenses[3]	0.49%	1.62%
	Optional benefits available for an additional charge[4]	N/A	N/A
1As a percentage of Participant Annuity Account Value. Includes Mortality and Expense Risk Charge. [2]As a deduction in the Net Investment Factor. Includes Mortality and Expense Risk Charge.

3As a percentage of Portfolio Assets. These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply. These expenses are for the year ended December 31, 2025, and will vary from year to year.

4If Amendment Rider is selected, Level 6 or Level 7 may apply under which the CDSC will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract.

Because your Group Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Group Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

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	Lowest Annual Cost: $1,384	Highest Annual Cost: $2,494

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract Classes and Portfolio Company fees and expenses
•No optional benefits
•No sales charges or Plan or custodian fees
•No additional purchase payments, transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract Classes, optional benefits, and Portfolio Company fees and expenses
•No sales charges or Plan or custodian fees
•No additional purchase payments, transfers, or withdrawals

Are There Other Plan or Custodian Charges?	Any Plan or custodian fees would be Plan-specific.		Custodian and Other Plan Fees and Charges

RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss From Poor Performance?
Yes.

You can lose money by investing in the Group Contract. We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.
Principal Risks of Investing in the Group Contract: "Investment Option Investment Risk”
Is this a Short-Term Investment?
No.

The Group Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Group Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Group Contract, you should consider whether investing purchase payments in the Group Contract is consistent with the purpose for which the investment is being considered.

Amounts withdrawn from the Group Contract may result in surrender charges, taxes, and tax penalties.
Principal Risks of Investing in the Group Contract: “Short-Term Investment Risk”
What Are the Risks Associated with Investment Options?
An investment in the Group Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Group Contract (e.g., Eligible Funds). Each investment option will have its own unique risks. You should review these investment options before making an investment decision.

We reserve the right to close the Group Contract to new investors at any time. We may also close an Investment Divisions to new investors or stop accepting contributions from existing investors to any or all Investment Divisions at any time.

For more information about the risks associated with the investment options, please refer to section titled Principal Risks of Investing in the Contract.
Principal Risks of Investing in the Group Contract: "Investment Option Investment Risk”
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What Are the Risks Related to the Insurance Company?
An investment in the Group Contract is subject to the risks related to us. Any obligations (including under the Fixed Options), guarantees, and benefits of the Group Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Empower Annuity Insurance Company of America, including our financial strength ratings, is available by contacting us at 1-303-737-3000.
Principal Risks of Investing in the Group Contract; “Insurance Company Financial Strength Risk”
RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?	Yes. Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan. A number of restrictions exist with respect to the Fixed Options, see the section entitled Overview/Fixed Options Restrictions. We reserve the right to discontinue or substitute any Eligible Fund as an investment option that is available under the Group Contract. We reserve the right to reject or restrict Transfers if we determine that Transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict transfers by the applicable Eligible Fund. We reserve the right to close the Group Contract to new investors at any time. We may also close an Investment Division to new investors or stop accepting contributions from existing investors to any or all Investment Divisions at any time.
Investments of The Series Account:
“The Eligible Funds”;
Overview of the Group Contract: “Fixed Options Restrictions”;

Rights Reserved by Empower: “Addition, Deletion or Substitution of Eligible Funds”;
The Accumulation Period: “Market Timing & Excessive Trading”

Are There any Restrictions on Contract Benefits?
Yes.
Amendment Rider offers supplemental provisions on an as needed basis to the Group Contract between Empower and the Group Contractowner at no additional charge. If the Amendment Rider is selected and the Participant dies prior to the Annuity Commencement Date, the amount payable on death will be the Participant Annuity Account Value (less any outstanding loan balance), less any Premium Taxes. Level 6 or Level 7 may apply under which the CDSC will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract.
Loans are allowed under the Group Contract if permitted by the Plan. Consult your Plan sponsor. No interest is charged on loans.
Death Benefit; CDSC; Loans
TAXES		LOCATION IN PROSPECTUS
What Are the Contract's Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Group Contract.
•There is no additional tax benefit if you purchase the Group Contract through a tax-qualified plan or individual retirement account (IRA).
•Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Tax Consequences
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CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Group Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Group Contract over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Group Contracts (Underwriters) (in the Statement of Additional Information (SAI)
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your Group Contract if you determine after comparing the features, fees (including surrender charges you may pay on this Group Contract), and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing Group Contract.

You should also be aware that if you decide to exchange your Group Contract, you may have to pay a CDSC if you fully or partially surrender your Participant Account Value. In addition to the CDSC fee, you may be charged for other transactions such as Loan fees, Premium Tax penalties, or a Transfer Fee.
Charges and Deductions

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Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering the Group Contract or making withdrawals from an investment option or the Group Contract. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as Plan or custodial fees that are Plan specific, and if such costs were reflected the fees would be higher. Depending on the type of charge, these may reduce your Participant Annuity Account Value and/or could have tax consequences. See the Section “Custodian and Other Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Group Contract, surrender or make withdrawals from an investment option or the Group Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
CDSC (as a percentage of amount distributed)[1]	Maximum
8.5% [1]
Transfer Fee	None [2]
Premium Tax Charge	Maximum 3.5% [3]
(1)The CDSC will be based upon the Level applicable to your Group Contract. Under the applicable level, the CDSC is generally based on the amount distributed. Under Level 1 - 5 Group Contracts, the CDSC charge will not exceed 6% of Contributions made by the Participant under the Group Contract. If the Amendment Rider is selected, Level 6 or Level 7 may apply under which the CDSC will vary depending upon the Plan but will not exceed 8.5% of Contributions made by the Participant under the Group Contract. The 8.5% limit applies to all CDSC under the Group Contract for which the Amendment Rider is added. For more information about the various Group Contract Levels for the CDSC and circumstances in which a CDSC “free amount” may apply, please see the discussion below.
(2)Currently there is no limit on the number of Transfers you make among Investment Divisions each year, however, we reserve the right reserve the right to limit the number of Transfers you make.
(3)Premium Tax charge, ranging from 0.00% to 3.50%, may apply upon full surrender or annuitization.
The next table describes the fees and expenses that you will pay each year during the time you own the Group Contract (not including Eligible Fund fees and expenses).
Annual Group Contract Expenses

Administrative Expenses	$30.00
Base Group Contract Expenses (as percentage of average account value)	1.00% or 1.25% [1]
(1)We deduct a mortality and expense risk charge as either a (i) daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”), or (ii) a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”). Please see your Group Contract to determine if the Daily M&E Deduction or the Periodic M&E Deduction applies. After the Annuity Commencement Date, all Participants under the Group Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. Please see “Charges and Deductions: Mortality and Expense Risk Deductions” below for more information.
The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you are a Participant under the Group Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Eligible Funds available under the Group Contract, including their annual expenses, may be found at the back of this document in Appendix A - Investment Options Available Under the Group Contract.
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Annual Portfolio Company Expenses	Minimum	Maximum
(Expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.49%	1.62%[2]
(1)Several of the Eligible Funds (the Empower Profile Funds and the Empower Lifetime Funds) are “funds of funds” that invest substantially all of their assets in shares of other Empower Funds, Inc. funds, portfolios in the same group of investment companies as the Empower Funds, and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Empower Profile Funds and the Empower Lifetime Funds also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Empower Profile Funds and the Empower Lifetime Funds as a result of their investment in shares of one or more Underlying Portfolios.
(2)The expenses shown do not reflect any fee waiver or expense reimbursement. Each fee waiver or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.
Example
This Example is intended to help you compare the cost of investing in the Variable Sub-Accounts with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Group Contract expenses, and annual Eligible Fund expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or other Plan fees and charges that are Plan- specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce your Participant Annuity Account Value and/or could have tax consequences. See the section “Custodian and Other Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
The Example assumes all Group Contract Value is allocated to the Variable Options. Your costs could differ from those shown below if you invest in Fixed Options.
The Example assumes that you invest $100,000 under the Variable Sub-Accounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year and most expensive combination of Eligible Fund expenses.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1.If you surrender your Group Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$10,792	$17,271	$23,965	$41,053
2.If you annuitize your Group Contract or do not surrender your Group Contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$2,972	$9,095	$15,468	$32,555
The examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death, or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Group Contract
Short-Term Investment Risk. The Group Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Group Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
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Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Eligible Funds you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Eligible Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Group Contract. The investment risks are described in the prospectuses for the Eligible Fund. We reserve the right to close the Group Contract to new investors at any time. We may also close an Investment Division to new investors or stop accepting contributions from existing investors to any or all Investment Divisions at any time.
Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.
Withdrawal Risk. Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year.
Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Group Contract could be impaired.
Cyber Security Risk. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Group Contractowner or Participant information, and unintentional events and occurrences. Such system failures, cyber- attacks, and similar incidents or events affecting us, the Eligible Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Participant Annuity Account Value. For instance, system failures, cyber- attacks, and similar incidents or events may interfere with our processing of Group Contract transactions, including the processing of Transfer Requests from our website or with the Eligible Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Group Contractowner, Participant, or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Eligible Funds invest, which may cause the Eligible Funds underlying your Group Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we or the Eligible Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Group Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Cessation of Contributions and Contract Termination. Either the Group Contractowner or Empower may determine that no more contributions or Transfers will be permitted upon notice to the other party. In addition, the Group Contractowner may terminate the Group Contract. Group Contract Termination may occur due to termination of the Plan or due to Contract Conversion, provided an Amendment Rider is attached to the Group Contract. For details see the sections “Cessation of Contributions,” “Contract Termination Due To Plan Termination” and “Contract Termination Due To Contract Conversion,” later in this Prospectus.
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If the Group Contractowner terminates the Group Contract: all benefits, rights and privileges provided by the Group Contract shall terminate, unless the Group Contractowner elects the termination that provides for Empower to maintain Participant Annuity Accounts.
Empower Annuity Insurance Company of America
Empower Annuity Insurance Company of America is a stock life insurance company authorized to engage in the sale of life insurance, accident and health insurance, and annuities. Empower issues the Group Contracts described in this Prospectus and has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 East Orchard Road, Greenwood Village, CO 80111.
We encourage both existing and prospective Group Contractowners and Participants to read and understand our financial statements.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the 1940 Act, as a unit investment trust. This registration does not involve supervision of the Series Account or Empower by the SEC.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Empower may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Empower.
The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowners in the future based on our assessment of marketing needs and investment conditions.
Investments of the Series Account
The Eligible Funds
Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan. Please consult with your Group Contractowner or employer, as the case may be, or one of our authorized representatives for more information concerning the availability of Eligible Funds under your Group Contract.
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds. Appendix A - Investment Options Available Under the Group Contract gives a complete list of all the Eligible Funds under the Group Contract.
Insurance-Dedicated Eligible Funds
Many of the Eligible Funds described in this Prospectus are available only to insurance companies for their variable contracts. Such Eligible Funds are often referred to as “Insurance Dedicated,” and are used for “mixed” and “shared” funding. “Mixed funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought for variable life insurance policies issued by us or other insurance companies. “Shared funding” occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought by other insurance companies for their variable annuity contracts.
Some of the Insurance-Dedicated Eligible Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Insurance Dedicated Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Insurance Dedicated Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Insurance Dedicated Eligible Funds may differ substantially.
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Public Eligible Funds
Some of the Eligible Funds, which the Investment Divisions buy for the Group Contract, are also available to the general public. Investment Divisions investing in public Eligible Funds are not available for non-qualified Plans sponsored by taxable employers. Please view Appendix B - Public Eligible Funds for the list of the public Eligible Funds.
Payments We Receive
Some of the Eligible Funds’ investment advisers or administrators may compensate us for providing administrative services in connection with the Eligible Funds or cost savings experienced by the investment advisers or administrators of the Eligible Funds. Such compensation is typically based on an annual percentage of Series Account average net assets we hold in that Eligible Fund. The percentage paid may vary from one Eligible Fund company to another and generally may range up to 0.60% annually of net Series Account assets invested in the Eligible Fund. For certain Eligible Funds, other compensation may come from Rule 12b-1 fees (ranging up to 0.50% annually of net Series Account assets in the Eligible Fund) that are deducted from Eligible Fund assets for providing distribution services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. The combined compensation to Empower Financial Services (12b-1 fees) and us (administration related service fees) generally ranges up to 0.85% annually of Series Account assets invested in an Eligible Fund.
Reinvestment and Redemption
All dividend distributions and capital gains made by an Eligible Fund will be automatically reinvested in shares of that Eligible Fund on the date of distribution. We will redeem Eligible Fund shares to the extent necessary to make annuity or other payments under the Group Contracts.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated objectives.
Fixed Options
The Fixed Options guarantee a minimum rate of interest under the Group Contract ranging from zero percent (0%) to four percent (4%) for the life of the Group Contract. This feature may not be changed. Refer to your individual Plan’s Group Contract for the product and minimum guaranteed interest rate applicable to your Plan.
For all the Fixed Options other than the Guaranteed Certificate Fund, we credit interest on Contributions made to the Fixed Option at a rate we declare quarterly, semi-annually, or annually, depending on your individual Plan’s Group Contract and the declared interest rate is guaranteed for the applicable quarterly, semi-annual, or annual period. We may change the declared interest rate for any subsequent period at our discretion, but it will not be less than the minimum guaranteed interest rate described above. The Group Contract, including the Fixed Options portion of the Group Contract, other than the Guaranteed Certificate Fund is a continuous offering with no maturity feature and does not require the investor to re-allocate Contributions to a new segment of the Fixed Options to receive a new declared interest rate. We may add other Fixed Options, but we have no intention of doing so at this time.
For the Guaranteed Certificate Fund, we declare interest in advance for each guarantee period (e.g., 48, 60, 72 months, etc.) under the certificate and credit interest until the maturity date at the end of each respective guarantee period. On the maturity date, unless instructed otherwise, assets are generally reinvested automatically in another guarantee period of the same duration, or if not available, the next shortest duration guarantee period.
Fixed Options Restrictions.
Generally, transfers out of the Fixed Option to the Investment Divisions, as well as withdrawals and Distributions from the Fixed Option are permitted. However, depending on the terms of the Group Contract, such Transfers, withdrawals, and Distributions from the Fixed Option are subject to restrictions, including the following:
Market Disruption: We may defer processing Distribution or Transfer requests if transactions cannot be executed or settled due to the closing or disruption of financial markets or exchanges and resume processing once the disruption is resolved.
Transfer Restrictions: We reserve the right to modify, restrict, suspend, or eliminate the Transfer privileges at any time.
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Group Contractowner Initiated Events: A Plan Sponsor action, that results in a Transfer of Plan assets from the Fixed Option, including but not limited to, a spin-off, layoff, sale, merger, terminating union in a multi-employer plan; terminating participating employer in a multiple employer plan; termination by a political subdivision, agency, or instrumentality of a governmental plan, may result in Transfers, withdrawals, and Distributions.
Guaranteed Certificate Fund: For the Guaranteed Certificate Fund, assets generally must remain in the fund until the certificate maturity date. However, depending on the terms of the Group Contract, a Transfer, Distribution, or application to a payment option prior to the maturity date may be permitted but is limited to a certain percentage of assets per year or subject to a negative adjustment to the interest crediting rate.
Termination of Fixed Option or Group Contract: Depending on the terms of your Group Contract, the Group Contractowner may or may not be permitted to request a withdrawal upon Group Contract termination. If termination withdrawals are permitted by the Group Contract and subject to its terms, the Group Contractowner must select how the net surrender value in the Fixed Option, after deduction of any applicable charges and expenses, will be paid, which generally includes (a) an option to elect no distribution of assets such that the Participant Account will remain under the Group Contract, (b) an immediate lump sum payment option, or (c) a deferred payment at book value option, such as a 12 to 36 month put period or 20 equal quarterly installments. For more information, please refer to your individual Plan’s Group Contract. With respect to the Guaranteed Certificate Fund, in the event of termination of the Fixed Option or Group Contract, depending on the terms of your individual Plan’s Group Contract, assets may be required to remain in the Guaranteed Certificate Fund until maturity. For more information, please refer to your individual Plan’s Group Contract.
Contingent Deferred Sales Charge: Withdrawals or Transfers from a Fixed Option may be subject to a CDSC as described in the CDSC section of this Prospectus.

The Group Contracts
Group Contract Availability
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with:
•401(a) Plans;
•401(k) Plans;
•403(b) Plans;
•457(b) or (f) Plans;
•415(m) Plans; and
•NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Purchasing an Interest in the Group Contract
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or an Empower Financial Services representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
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Contributions
Your employer will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. You can make Contributions at any time before your Annuity Commencement Date. We will receive a report of the amount paid as Contributions and this report is conclusive and binding on the Group Contractowner and any person or entity claiming an interest under the Group Contract. If the Group Contractowner’s report does not match the Contributions received and the inconsistency is not resolved within a period of time required under the law, Empower will return the Contribution to the payor.
Participant Annuity Account
When we approve your Participant enrollment form we will establish a Participant Annuity Account in your name to reflect all of your transactions under the Group Contract. You will receive a statement of your Participant Annuity Account Value no less frequently than annually. You may also review your Participant Annuity Account Value through our automated voice responses phone system, the Internet, customer service phone representative or other methods we make available from time to time.
Subject to the terms of your Group Contract, if the Group Contractowner has elected to be billed for fees and charges under the Group Contract and any of the fees or charges remain unpaid for a specified period after the date billed, the Group Contractowner, in accordance with terms of the Plan, may instruct Empower to debit Participant Annuity Accounts in the amount of the invoice not paid. Empower may continue to deduct charges and fees quarterly from Participant Annuity Accounts unless the Group Contractowner provides Empower with written instructions to reinitiate billing.
Assignments and Transfers
In general, the interest of any Participant or Group Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated by any of them.
Accumulation Period
Participant Enrollment Form and Initial Contribution
If your Participant enrollment form is complete, within two business days of receipt at our Administrative Offices, we will allocate your initial Contributions to Investment Divisions pursuant to your instructions. If your Participant enrollment form is incomplete, we will contact you or the Group Contractowner to obtain the missing information and allocate the Contributions. Note, if your Participant enrollment form is incomplete solely because you have not provided complete allocation instructions, we will follow allocation direction provided by the Group Contractowner (if any). If the Group Contractowner does not provide direction or we do not obtain missing information from you or the Group Contractowner, we will return the Contributions to you or the Group Contractowner.
Free Look Period
Where required by law, you may have the ability to cancel your interest in the Group Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Empower within 10 days after Empower receives your completed application form (or longer where required by law). We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or, (2) your Participant Annuity Account Value, although some states may require that the full amount of your Contribution be returned.
Subsequent Contributions
We will allocate subsequent Contributions according to the allocation instructions you provided in the Participant enrollment form. We will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date you specify in your Request or (2) the Valuation Date on which we receive your Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Participant Annuity Account Value
Before the Annuity Commencement Date, your Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.
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Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or Transfer to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to an Investment Division, less any applicable Premium Tax, by that Investment Division’s Accumulation Unit value. The number of Accumulation Units for the Investment Division will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth in Appendix C - Calculation of Net Investment Factor. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.
The value of an Investment Division’s assets is determined at the end of each Valuation Date.
Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the Net Investment Factor referred to above.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Participant Annuity Account Value among the Investment Divisions and the Fixed Options by Request, subject to the limitations of your Group Contract. Transfers into and out of certain of the Fixed Options may be subject to limitations. Please see your Group Contract for more information.
Your Request must specify:
•the amounts being transferred
•the Investment Division(s) or Fixed Options from which the Transfer is to be made; and
•the Investment Division(s) or Fixed Options that will receive the Transfer.
Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make.
You may make Transfers by telephone or through the Internet. We will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. We will not be liable for losses resulting from telephone or Internet Requests we reasonably believe to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Group Contracts, at our discretion.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. Additional Transfer conditions apply to Transfers to or from the Fixed Options. Please see your Group Contract for more information.
We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time. Transfer restrictions may be necessary to protect investors from the effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs which you must bear.
Although you are permitted to make Transfers by telephone or through the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.
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Market Timing and Excessive Trading
The Group Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Participants in the underlying Eligible Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Participants. As part of those procedures, certain of the Eligible Funds have instructed us to perform standardized trade monitoring, while other Eligible Funds perform their own monitoring and request reports of the Participant’s trading activity if prohibited trading is suspected. If a Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Eligible Fund, Empower will notify the Participant that a trading restriction will be implemented if the Participant does not cease the prohibited trading. Some Eligible Funds may require that trading restrictions be implemented immediately without warning, in which case we will notify the Participant and the Plan of the restriction imposed by the Eligible Fund(s), as applicable.
If an Eligible Fund determines, or we determine based on the applicable Eligible Fund’s definition of prohibited trading, that the Participant continues to engage in prohibited trading, we will restrict the Participant from making Transfers into the identified Eligible Fund(s) for the period of time specified by the Eligible Fund(s). Restricted Participants will be permitted to make Transfers out of the identified Eligible Fund(s) to other available Eligible Fund(s). When the Eligible Fund’s restriction period has been met, the Participant will automatically be allowed to resume Transfers into the identified Eligible Fund(s).
Additionally, if prohibited trading persists, the Eligible Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if an Eligible Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some Participants differently than others.
Please note that the Series Account’s market timing procedures are such that, for Eligible Funds that perform their own monitoring, the Series Account does not impose trading restrictions unless an Eligible Fund first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Eligible Funds do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Eligible Funds may be disrupted and the Participants may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by Participants.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of an Eligible Fund may be different, and either more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, an Eligible Fund may impose a redemption fee. Participants should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of premium payments and Transfers under your Group Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Group Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you with respect to that Eligible Fund.
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Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Participants who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Participant’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.
Please note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from a Participant engaged in frequent Transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one Investment Division, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by an Eligible Fund.
Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division. Dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time.
You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Valuation Date you select one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using dollar cost averaging.
If there are insufficient funds in the applicable Variable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payments from an annuity payment option.
Dollar cost averaging Transfers must meet the following conditions:
•The minimum amount that can be Transferred out of an Investment Division is $100 per month; and
•You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.
You may not participate in dollar cost averaging and Rebalancer at the same time. Empower reserves the right to modify, suspend, or terminate dollar cost averaging at any time at our discretion.
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Rebalancer
There is no charge for participation in the Rebalancer option.
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Valuation Date specified in your Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the transaction date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using Rebalancer.
On a Rebalancing Valuation Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions or cancel the Rebalancer option at any time by Request. The Rebalancer option will terminate automatically when you start taking payments from an annuity payment option.
Rebalancer Transfers must meet the following conditions:
•Your entire Variable Account Value must be included;
•You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division; and
•You must specify the frequency of rebalancing.
You may not participate in dollar cost averaging and Rebalancer at the same time. Empower reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Loans
Loans are not addressed in the Group Contract. However, loans are available if and to the extent permitted by the Plan. No interest is charged on loans.
•Loans are not available under 415(m), NQDC, non-governmental 457(b) or 457(f) Plans.
•Loans may be available under 401(a), 401(k), 403(b), or governmental 457(b) Plans.
•Consult your employer or Group Contractowner, as the case may be, for complete details.
Total and Partial Withdrawals
You may Request to make a total or partial withdrawal at any time before your Annuity Commencement Date, subject to any limitations or restrictions contained in the Code or your Plan.
Requests for a partial withdrawal within 30 days prior to the Annuity Commencement Date may delay the Annuity Commencement Date by up to 30 days. A Request for partial withdrawal must be in writing and must specify the Investment Division(s) or Fixed Option(s) from which the partial withdrawal is to be made. If your instructions are not clear, your Request will be denied and will not be processed.
The amount available for any withdrawal is your Participant Annuity Account Value as determined on the Valuation Date you Request the withdrawal to be made. We will process your withdrawal Request on the later of the date selected in the Request, or the Valuation Date on which we receive the Request at our Administrative Offices.
We will process your withdrawal based on the Accumulation Unit values next determined after we receive your withdrawal Request. This means that if we receive your Request prior to 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET that Business Day. If we receive your Request at or after 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET on the following Business Day.
Generally, we will pay withdrawal proceeds attributable to the Investment Divisions within seven days of the Valuation Date on which we process your Request, although payment may be postponed for a period in excess of seven days as permitted by the 1940 Act. You may apply the amount payable upon a total withdrawal to an Annuity Payment Option instead of receiving a lump-sum payment.
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After a total withdrawal of your Participant Annuity Account Value, or at any time such value is zero, all of your rights under the Group Contract will terminate.
Certain restrictions apply to partial or total withdrawals under a Group Contract. (See “Federal Tax Consequences” below.) There are additional conditions that apply to a partial or total withdrawal of your Guaranteed Account Value.
You may have to pay a CDSC upon a partial or total withdrawal. (See “Charges and Deductions” below.) In addition, there may be certain tax consequences to you when you make withdrawals. (See “Federal Tax Consequences” below.)
Cessation of Contributions
In the future, either Empower or the Group Contractowner may determine that no further Contributions will be made under the Group Contract. Should this occur, then Empower or the Group Contractowner, as applicable, will provide the other party written notice that no future Contributions or Transfers will be made (this is referred to as a Date of Cessation). After cessation of Contributions, Empower will continue to administer all Participant Annuity Accounts in accordance with the provisions of the Group Contract until the Group Contract is terminated.
If a Date of Cessation is declared and the Group Contract is terminated, the Group Contractowner must Request one of the following Cessation Options:
•Cessation Option (1):
Empower will maintain each Participant Annuity Account until it is applied to a payment option. A CDSC, if applicable, may apply.
•Cessation Option (2):
Empower will pay, within seven (7) days of the Date of Cessation, the Variable Account Values of the Participant Annuity Accounts to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s Plan. A CDSC, if applicable, may apply. Empower will pay the sum of the Guaranteed Account Values of the Participant Annuity Accounts in accordance with the specific requirements of the Group Contract.
•Cessation Option (3):
Empower and the Group Contractowner will mutually agree in writing and in accordance with applicable law on the specific terms of the cessation of Contributions. A CDSC, if applicable, may apply.
Cessation Options (2) and (3) May Not Be Available In All Group Contracts.
Death Benefit
We will pay a death benefit to your beneficiary if you die before the Annuity Commencement Date.
•If you die prior to age 70, the death benefit will be the greater of: (1) your Participant Annuity Account Value less any Premium Taxes, or (2) the sum of all Contributions paid less any withdrawals and any applicable Premium Tax; or
•If you die on or after your 70th birthday, the death benefit will be your Participant Annuity Account Value, less any Premium Taxes; or
•If you die prior to the Annuity Commencement Date under the elected Amendment Rider, the amount payable on death will be the Participant Annuity Account Value (less any outstanding loan balance), less any Premium Taxes.
You designate the beneficiary to whom the death benefit will be paid. Your beneficiary may elect to receive the death benefit:
•under any of the Annuity Payment Options;
•as a lump-sum payment; or
•as a partial lump-sum payment with the balance applied toward an Annuity Payment Option.
Depending on the terms of your Group Contract, your beneficiary must make this election within 60 days after we receive adequate proof of your death. If no election is made within the 60 day period, we will make a lump-sum payment to your beneficiary. Your Participant Annuity Account Value, for purposes of determination of the death benefit, will be calculated at the end of the Valuation Period during which we receive both proof of death and an election by the person receiving payment at Empower’s Administrative Offices. If no election is made, your Participant Annuity Account Value will be determined 60 days after the date on which proof of death is received.
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Distribution of the Proceeds
•If the beneficiary Requests a lump-sum or partial lump-sum payment, the proceeds will be paid within seven (7) days of Empower’s receipt of such election and adequate proof of death.
•If the beneficiary Requests any Annuity Payment Option, the annuity payment shall commence thirty (30) days after the receipt of both such election and adequate proof of death.
We will pay the death benefit in accordance with any applicable laws and regulations governing payment of death benefits, subject to postponement in certain circumstances as permitted by the 1940 Act.
You may designate or change a beneficiary by sending us a Request. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
•if there is more than one primary surviving beneficiary, the Participant Annuity Account Value will be shared equally among them;
•if any primary beneficiary dies before the Participant, that beneficiary’s interest will pass to any other named surviving primary beneficiary or beneficiaries, to be shared equally;
•if there is no surviving primary beneficiary, the Participant Annuity Account Value will pass to any surviving contingent beneficiary and, if more than one contingent beneficiary survives the Participant, it will be shared equally among them;
•if no beneficiary survives the Participant, or if the designation of beneficiary was not adequately made, the Participant Annuity Account Value will pass under the terms of the Plan document, and if none, to the Participant’s estate.
Benefits Available Under the Group Contract
The following table summarizes information about the benefits available under the Group Contract.
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Amendment Rider	Offers supplemental provisions on an as needed basis to the Group Contract between Empower and the Group Contractowner at no additional charge.	Optional	No additional charge; reflected in CDSC for Level 6 and Level 7 Group Contracts	Death Benefit, CDSC, and Contract Termination Charge may change under the Amendment Rider.
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
Periodic Payment Options
You may Request that all or part of her Participant Annuity Account Value be applied to one of periodic payment options, which are 1) income for a specified period, 2) income of a specified amount, 3) interest only, and 4) minimum distribution.
		Standard	No charge
Periodic payments will proportionately reduce the Participant Annuity Account Value.
Participant must be eligible to receive a distribution under the terms of the Plan and Code.
All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.

Dollar Cost Averaging	Allows you to systematically make transfers from any Investment Division to any other Investment Division.	Standard	No charge	The minimum amount that can be Transferred out of an Investment Division is $100 per month. You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Standard	No charge	You may not participate in dollar cost averaging and Rebalancer at the same time. Empower reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Charges and Deductions
The charges and deductions we assess will vary by Group Contract. Please contact your employer or the Group Contractowner, as the case may be, or your Empower Financial Services representative to determine the actual charges and deductions which are applicable to your Group Contract.
Annual Contract Maintenance Charge
•We may deduct an annual Contract Maintenance Charge from your Participant Annuity Account of not more than $30 on the first Valuation Date of each calendar year.
•If your Participant Annuity Account is established after that date, the annual Contract Maintenance Charge will be deducted on the first day of the next quarter and will be prorated for the year remaining.
•The deduction will be prorated between your Variable and Guaranteed Accounts.
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•This charge is non-refundable.
•The annual Contract Maintenance Charge on Section 403(b) Plan Group Contracts will be waived for an initial period of between 12 months and 15 months, depending on the date you began participating under the Group Contract.
•This annual Contract Maintenance Charge is assessed to reimburse us for some of our administrative expenses relating to the establishment and maintenance of Participant Annuity Accounts.
CDSC
Withdrawals of all or a portion of your Participant Annuity Account Value, payments made under a periodic payment option that are not to be made for more than 36 months (“Certain Periodic Payments”), or Transfers to Other Companies may be subject to a CDSC. The amount of the CDSC depends on the type of Plan, and the Group Contract in which you participate. The CDSC is a percentage of the amounts you withdraw or Transfer to Other Companies.
Depending upon the Group Contract in which you participate, the CDSC will be based on one of the levels described below. In addition, if your Group Contract was issued in exchange for a previously issued Empower fixed annuity contract and you were a Participant under that contract, we will assess an additional CDSC on amounts withdrawn or Transferred to Other Companies as described below.
While the CDSC under any level will be a percentage of the amount withdrawn or Transferred to Other Companies, the amount of a CDSC will not exceed 8.5% of the Contributions made to your Participant Annuity Account. For the CDSC that applies under your Group Contract, please contact your employer or the Group Contractowner, as the case may be, or your Empower Financial Services representative.
Level 1: 6% Capped CDSC
The CDSC for Level 1 Group Contracts will be an amount equal to 6% of:
•the amount of the total or partial withdrawal;
•the amount Transferred to Other Companies; or
•the amount of Certain Periodic Payments.
The maximum CDSCs you pay will not exceed 6% of all Contributions made within 72 months of the total or partial withdrawals, Transfer to Other Companies or Certain Periodic Payments.
Level 2: 5% Level Charge for 5 Years
The CDSC for Level 2 Group Contracts will be an amount equal to 5% of the total or partial withdrawal, amounts Transferred to Other Companies, or amount of Certain Periodic Payments, if such distribution occurs during the first five years of your participation in the Group Contract. If the distribution occurs in your sixth year of participation or later, you will incur no CDSC.
Level 3: 5% Decreasing Charge
The CDSC for Level 3 Group Contracts will be an amount equal to the percentage of the amount withdrawn, Transferred to Other Companies, or amount of Certain Periodic Payments based on the table below:

Years of participation in this Group Contract	The applicable percentage shall be
0-4 years	5%
5-9 years	4%
10-14 years	3%
15 or more years	0%
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Level 4: 6% Contract Termination Decreasing Charge
The CDSC for Level 4 Group Contracts will be an amount equal to the percentage of the amount withdrawn or Transferred to Other Companies at the termination of the Group Contract, based on the table below:

Years since Issuance of Group Contract	The applicable percentage shall be
0-1 years	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 years	1%
More than 7 years	0%
There is no CDSC Free Amount for Level 4 Group Contracts.
Level 5: No CDSC
Under Level 5 Group Contracts we do not assess any CDSC.
Level 6: CDSC under the Amendment Rider
For Group Contracts that have elected the Amendment Rider, the CDSC amount assessed on your withdrawals, Transfers to Other Companies, or Certain Periodic Payments will depend on the terms of the Amendment Rider elected by the Group Contractowner. The CDSC will not exceed 8.5% of Contributions. For the CDSC that applies under your Group Contract as a result of the Amendment Rider, please contact your employer or the Group Contractowner, as the case may be, or your Empower Financial Services representative.
Level 7: Contract Termination Charge under the Amendment Rider
For Group Contracts that have elected the Amendment Rider and Empower has agreed to restore under the Group Contract all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option, and the Group Contract is terminated prior to Empower’s recovery of any and all start-up costs, such amounts will be recouped through a start-up cost recovery schedule applied as a CDSC, which will not exceed 8.5% of Contributions.
Additional CDSC
If the Group Contract was issued in exchange for a previously issued Empower fixed annuity contract, the charges applicable to your Group Contract (as described in Levels 1-5 above) will apply in addition to the following charges applicable to amounts attributable to your Fixed Annuity contract:
•an amount equal to a percentage of the amount of the total or partial withdrawal, Transferred to Other Companies, or the amount of Certain Periodic Payments, based on the number of years of participation in both the exchanged annuity contract and the Group Contract as illustrated below:

Number of Years of Participation in Both the Exchanged Annuity Contract and this Group Contract:	Applicable percentage
Less than 5 Years	6%
More than 5 Years but less than 10 Years	5%
More than 10 Years	4%
The additional CDSC applies only to amounts attributable to your Fixed Annuity contract on the date you exchanged that contract for an interest in the Group Contract (the “Exchanged Amount”). The additional CDSC does not apply to Contributions made under the Group Contract (other than the Exchanged Amount), earnings on those Contributions, or earnings on the Exchanged Amount. To determine whether this charge applies, we first consider amounts you withdraw to be withdrawn from Contributions (other than the Exchanged Amount), earnings on those Contributions, and earnings on the Exchanged Amount. The charge will not be assessed unless the foregoing have been depleted.
The CDSC applicable to Participant Annuity Account Values derived from a previously exchanged Empower annuity contract will not decrease below 4%.
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CDSC Free Amount
You may be eligible for a CDSC “Free Amount.”
•The CDSC “Free Amount” is an amount against which the CDSC will not be assessed.
•The “Free Amount” will not exceed 10% of the Participant Annuity Account Value at December 31 of the previous calendar year, and will be applied on the first distribution, payment, or Transfer to Another Company made in that year.
All additional distributions, payments, or Transfers to Another Company during that calendar year will be subject to a CDSC without application of any “Free Amount.”
General Provisions Applicable to the CDSC
The CDSC is deducted from your payment. Thus, for example (assuming a 6% CDSC):
If you Request a withdrawal of $100, (and assuming that the entire withdrawal is subject to a 6% CDSC) you would receive a payment of $94.
The CDSC will not exceed 8.5% of Contributions made by the Participant under the Group Contract.
The CDSC is paid to Empower to cover expenses relating to the sale and distribution of the Group Contracts, including commissions, the cost of preparing sales literature, and other promotional activities. In certain circumstances, sales expenses associated with the sale and distribution of a Group Contract may be reduced or eliminated and the CDSC applicable to that Group Contract may likewise be reduced. Empower will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected withdrawals;
•type and frequency of administrative and sales services provided;
•level of contract maintenance charge, administrative charge, and mortality and expense risk charge;
•type and level of communication services provided; and
•number and type of Plans.
We will notify a prospective purchaser of its eligibility for a reduction of the CDSC prior to the acceptance of an application for coverage.
It is possible that the CDSC will not be sufficient to enable Empower to recover all its distribution expenses. In such case, the loss will be borne by Empower out of its general account assets.
Situations Under Which the CDSC May not Apply
The CDSC may not apply in certain situations. Examples of such situation(s) include, but are not limited to, the following:
•the Participant dies; or
•the Participant severs employment; or
•the Participant is entitled to a Plan approved hardship or unforeseeable emergency; or
•the Participant elects an Annuity Payment Option with life contingency or an annuity payment period or periodic payment period of a minimum duration specified under the Group Contract; or
•Plan termination; or
•the Group Contractowner elects a Contract Termination Date due to Contract Conversion and assets are Transferred to another contract offered by Empower; or
•the Participant elects a total or partial surrender, total or partial distribution, withdrawal, in-service withdrawal, Transfer to Other Companies, single sum payment, or certain other payment options available under the Group Contract.
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Mortality and Expense Risk Deductions
We deduct a mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the Group Contracts. The level of this charge is guaranteed and will not increase above 1.25%. However, the amount charged and the methodology we use to calculate that amount may vary by Group Contract.
Depending on the terms of your Group Contract, we may assess this charge as:
1.a daily deduction from the assets of each Investment Division (the “Daily M&E Deduction”); or
2.a periodic deduction from your Participant Annuity Account Value (the “Periodic M&E Deduction”).
You will never pay both a Daily M&E Deduction and a Periodic M&E Deduction. Please consult with your employer or Group Contractowner, as the case may be, or your Empower Financial Services representative for more information on how we calculate the mortality and expense risk charge under your Group Contract.
The Daily M&E Deduction
The Daily M&E Deduction is a charge we deduct from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix C - Calculation of Net Investment Factor. The amount of the Daily M&E Deduction that you will pay depends on the terms of your Group Contract. It will be assessed at a rate between 0% and 1.25%. Only one rate will apply to your Group Contract.
We determine the daily rate of this mortality and expense risk charge by dividing the applicable annual rate under your Group Contract by 365. You will continue to pay the Daily M&E Deduction after the Annuity Commencement Date if you have selected a variable annuity payment option.
Periodic M&E Deduction
Unlike the Daily M&E Deduction, which is deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date, the Periodic M&E Deduction is assessed during the Accumulation Period as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Therefore, the Periodic M&E Deduction is assessed against both your Guaranteed Account and Variable Account Values whereas the Daily M&E Deduction is assessed only against your Variable Account Value.
Depending on the terms of your Group Contract, we may assess this charge monthly, quarterly, semi-annually or annually. The level of this charge varies by Group Contract. It will be assessed at an annual rate ranging from 0% to 1.00% of Participant Annuity Account Value depending on your Group Contract.
For example, if the annual rate of the Periodic M&E Deduction under your Group Contract is 1.00% and the terms of your Group Contract require us to deduct the charge quarterly, we will deduct, at the end of each quarter, 0.25% of your Participant Annuity Account Value.
The Periodic M&E Deduction will appear on your Participant statements as a dollar amount charged against your Participant Annuity Account Value. We will deduct this charge on a pro rata basis from the value of your Variable and Guaranteed Sub-Accounts. However, we reserve the right to deduct this charge from your Variable Account Value only.
After the Annuity Commencement Date, however, all Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. (See the discussion on the Daily M&E Deduction above.)
Please note that the two methods of deducting the mortality and expense risk charge may give rise to different investment results even where the charge is assessed at identical rates.
Participant Annuity Account Values and annuity payments are not affected by changes in actual mortality experience we incur. The mortality risks we assume arise from our contractual obligations to make annuity payments determined in accordance with the Group Contract. This means that neither the person receiving payment’s longevity, nor an unanticipated improvement in general life expectancy, will adversely affect your annuity payments under the Group Contract.
We bear substantial risk in connection with the death benefit before the Annuity Commencement Date since we may bear the risk of unfavorable experience in your Variable Sub-Accounts. (See “Death Benefit” for additional information.) The expense risk is the risk that our actual expenses in administering the Group Contracts and the Series Account will be greater than anticipated.
In certain circumstances, the risk of adverse mortality and expense experience associated with a Group Contract may be reduced. In such event, the mortality and expense risk charge applicable to that Group Contract may likewise be reduced. Empower will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
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•projected annual Contributions for all Participants in the group;
•frequency of projected distributions;
•type and frequency of administrative and sales services provided; and
•level of contract maintenance charge, administrative charge and CDSC.
Empower will notify a prospective purchaser of its eligibility for a reduction of the mortality and expense risk charge prior to the acceptance of an application for coverage.
If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be a profit to us. Currently, we expect a profit from this charge.
Premium Tax Deductions
Empower presently intends to pay Premium Taxes levied by a governmental entity on Participant Annuity Accounts or the Series Account. Empower reserves the right to deduct the Premium Tax from Participant Annuity Account Values instead. We will give notice to all Participants prior to the imposition of any such deductions from the Participant Annuity Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Participant, the insurance tax laws, and the status of Empower in these states when the Premium Taxes are incurred.
Expenses of the Eligible Funds
The net asset value of each Eligible Fund reflects the deduction of that Eligible Fund’s fees and deductions, which are described in the prospectus for the respective Eligible Fund. You bear these costs indirectly when you allocate to an Investment Division. If provided for under the terms of your Group Contract, when an Eligible Fund imposes additional fees with respect to a particular Participant transaction, such as a redemption fee for frequent trading, these fees will be deducted from the Participant Annuity Account Value of the identified Participant.
Custodian and Other Plan Fees and Charges
You may incur custodian charges and/or other Plan-specific charges unrelated to the Group Contract in connection with your Plan that will be deducted from all Plan Participant Account Values on a pro-rata basis, and will decrease your Participant Annuity Account Value.
Restorations
Depending on the terms of your Group Contract, Empower may agree to restore all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option. The restoration amount will be based on the dollar amounts Transferred to the Group Contract from the prior investment option.
Periodic Payment Options
You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. The amount applied to a periodic payment option is your Participant Annuity Account Value, less Premium Tax, if any. All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.
In Requesting periodic payments, you must elect:
•the payment frequency of either 12-, 6-, 3- or 1-month intervals;
•a payment amount — a minimum of $50 is required;
•the calendar day of the month on which payments will be made;
•one payment option; and
•to allocate your payments from your Variable and/or Guaranteed Sub-Account(s) as follows:
•prorate the amount to be paid in proportion to the assets in each sub-account; or
•select the Variable and/or Guaranteed Sub-Account(s) from which payments will be made.
Once the Variable and/or Guaranteed Sub-Accounts have been depleted, we will automatically prorate the remaining payments against all remaining available Variable and/or Guaranteed Sub-Accounts unless you Request the selection of another Variable and/or Guaranteed Sub-Account.
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You may change the withdrawal option and/or the frequency once each calendar year unless you are a participant in a non-governmental 457(b), 457(f), 415(m) or NQDC Plan, in which case you may not elect to change the withdrawal option and/or the frequency of payments.
While receiving periodic withdrawals:
•You may continue to exercise all contractual rights that are available prior to electing an annuity payment option, except that no Contributions may be made.
•You may keep the same investment options as before periodic payments began.
•Charges and fees under the Group Contract, if applicable, continue to apply, except as noted below:
•We will not deduct a CDSC to periodic payments lasting a minimum of 36 months.
•We will deduct a CDSC and/or a loss of interest charge on amounts partially withdrawn from a Guaranteed Sub-Account. Please refer to your Contract for more information about the Guaranteed Sub-Accounts.
Periodic payments will cease on the earlier of the date:
•the amount to be paid under the option selected has been reduced to zero;
•the Participant Annuity Account Value is zero;
•you Request that withdrawals stop (non-governmental 457(b), 457(f), 415(m) or NQDC Plan Participants may not elect to cease withdrawals); or
•you die.
You may choose to receive periodic payments from the following payment options.
Option 1 - Income for a specified period
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose. The Group Contract will provide the available lengths of time from which you may elect. Certain Group Contracts may require that you elect a specified period of at least 36 months.
Option 2 - Income of a specified amount
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary. The Group Contract will provide the available dollar amounts from which you may select.
Option 3 - Interest Only
Your payments will be based on the amount of interest credited to your Guaranteed Sub-Account(s) between each period. This payment option is only available if 100% of your Participant Annuity Account is invested in the Guaranteed Sub-Account and you are less than 70 1∕2 years of age. This option is not available to non-governmental 457(b), 457(f), 415(m) and NQDC Plan Participants.
Option 4 - Minimum Distribution
Minimum distributions are not available for 457(f), 415(m), and NQDC Plan Participants. For all other Plans, you may Request to receive your minimum distribution from the Group Contract as specified under Code Section 401(a)(9).
If you die while receiving periodic payments, your beneficiary must elect a payment option which complies with the distribution requirements of Code Section 401(a)(9).
If periodic payments stop, you may resume making Contributions. However, the selection of another periodic payment may not commence again for at least 36 months. We may limit the number of times you may restart a periodic payment program.
Periodic payments may be taxable, subject to withholding and the 10% penalty tax on early withdrawals. Retirement Plans are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. Please consult a competent tax adviser before requesting a periodic payment option.
Annuity Payment Options
Subject to the terms of your Plan and whether you have a distributable event, you may elect an Annuity Commencement Date and the form of annuity payments at any time during the Accumulation Period.
To avoid the imposition of an excise tax under 403(b), 401(a), 401(k) and 457(b) Plans, the Annuity Commencement Date elected generally must not be later than April 1 of the calendar year following the later of either:
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•73 (if the individual attains age 72 after December 31, 2022, or age 75 before January 1, 2033), or age 75 (if the individual attains age 74 after December 31, 2032) or the calendar year in which the Participant attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949); or
•the calendar year in which the Participant retires.
Under all of the above-noted retirement programs, it is your responsibility to file the necessary Request with Empower.
Under 457(f), 415(m) and NQDC Plans, there is no required Annuity Commencement Date.
The Annuity Commencement Date may be postponed or accelerated, or the election of any of the Annuity Payment Options may be changed, upon Request received by Empower at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Empower may delay the date elected by not more than 30 days.
You can choose from the Annuity Payment Options described below, as well as any other Annuity Payment Options which Empower may choose to make available in the future. Except as otherwise noted, the Annuity Payment Options are payable on a variable, fixed, or combination basis. More than one Annuity Payment Option may be elected. If no Annuity Payment Option is elected, some Group Contracts automatically provide for a variable life annuity (with respect to the variable portion of your Participant Annuity Account) and/or a fixed life annuity (with respect to the guaranteed portion of your Participant Annuity Account) with 120 monthly payments guaranteed.
The level of annuity payments under the following options is based upon the option selected and such factors as the age at which payments begin and the frequency and duration of payments.
Option 1 - Life Annuity
This option provides an annuity payable monthly during the lifetime of the payee. It would be possible under this option for the payee to receive no annuity payment if he/she died prior to the date of the first annuity payment, one annuity payment if the payee died before the second annuity payment, etc. There are no Required Minimum Distributions limitations if you elect a life annuity.
Option 2 - Life Annuity with Payments Guaranteed for Designated Periods
This option provides an annuity payable monthly throughout the lifetime of the payee with the guarantee that if, at the death of the payee, payments have been made for less than the designated period, the beneficiary will receive payments for the remainder of the period. The designated period may be 5, 10, 15, or 20 years. The period generally referred to as “Installment Refund” is available only on a fixed-dollar payment basis.
Option 3 - Joint and One-Half Survivor
This option provides an annuity payable during the joint lifetime of the payee and a designated second person, and thereafter during the lifetime of the survivor. After the death of the payee, and while only the designated second person is alive, the amount payable will be one-half the amount paid while both were living. It would be possible under this option for the payee and the beneficiary to receive no annuity payment if both persons died prior to the date of the first annuity payment, one annuity payment if both persons died before the second annuity payment, etc.
Option 4 - Income of Specified Amount (available only as fixed-dollar payments)
Under this option, the amount of the periodic benefit is selected. This amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments as elected, provided that the annuity payment period is not less than 36 months.
Option 5 - Income for Specified Period (available only as fixed-dollar payments)
Under this option, the duration of the periodic benefit is selected (which may not be less than 36 months), and a resulting annuity payment amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments, as elected.
Option 6 - Systematic Withdrawal Payment Option (available only as fixed-dollar payments)
Under this payment option, the amount, timing and method of payment will be as elected by the payee and agreed to by Empower. Payments may be elected on a monthly, quarterly, semi-annual or annual basis. The minimum amount initially applied to this option must be $20,000. Charges and restrictions will apply. (See the “Systematic Withdrawal Payment Option Rider” to the Group Contract for more information.)
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Variable Annuity Payments
Variable annuity payments will be determined on the basis of: (i) the Variable Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; (iii) the type of annuity option(s) selected; and (iv) the investment performance of the underlying Eligible Fund. The Participant receives the value of a fixed number of Annuity Units each month.
Annuity Units
We determine the number of Annuity Units to be credited by dividing the amount of the first monthly payment by its Accumulation Unit value as of the fifth Valuation Period prior to the Annuity Commencement Date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Eligible Fund.
Amount of First Variable Payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the fifth Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed investment return (“AIR”) of 5%.
For annuity options involving life income, the actual age and sex of the annuitant will affect the amount of each payment. We reserve the right to ask for proof of the annuitant’s age, and we may delay annuity payments until we receive satisfactory proof. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.
Amount of Variable Payment After the First Payment
Payments after the first will vary depending upon the investment experience of the Investment Divisions. Your payments will increase in amount over time if the Investment Division(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than the 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.
Fixed Annuity Payments
The guaranteed level of Fixed Annuity payments will be determined on the basis of: (i) the Guaranteed Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; and (iii) the type of annuity option(s) elected. The payment amount may be greater if we are using a more favorable table as of a Participant’s Annuity Commencement Date.
Combination Variable and Fixed Annuity Payments
If an election is made to receive annuity payments on a combination variable and fixed basis, the Variable Account Value of a Participant Annuity Account will be applied to the variable annuity option elected and the Guaranteed Account Value to the Fixed Annuity option.
Transfer to Effect Annuity Option Elected
If you wish to apply all or part of the Guaranteed Account Value of your Participant Annuity Account to a variable annuity option, or all or a part of the Variable Account Value to a Fixed Annuity option, we must receive your Request to Transfer prior to your Annuity Commencement Date. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. This also applies to a beneficiary or payee who elects to receive a death benefit under any of the annuity options, and the beneficiary or payee may submit the Request to Transfer after the death of the Participant.
Transfer After the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a Fixed Annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.
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Proof of Age and Survival
Empower may require proof of age or survival of any payee upon whose age or survival payments depend. If the age of the Participant or beneficiary has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate which will not be less than the interest rate guaranteed by the Group Contract.
Frequency and Amount of Annuity Payments
Unless otherwise permitted and elected, variable annuity payments will be paid as monthly installments. Fixed Annuity payments will be paid annually, semiannually, quarterly or monthly, as Requested. However, if any payment to be made under any Annuity Payment Option will be less than $50, Empower may make the payments in the most frequent interval which produces a payment of at least $50. If the net amount available to apply under any Annuity Payment Option is less than $2,000, Empower may pay it in one lump sum. The maximum amount that may be applied under any Annuity Payment Option without our prior written consent is $1,000,000.
Other Restrictions
Once payments start under the annuity form you select:
•no changes can be made in the annuity form;
•no additional Contributions will be accepted under the Group Contract; and
•no further withdrawals will be allowed, other than withdrawals made to provide annuity benefits.
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Contract Termination Due to Plan Termination
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract and the Group Contractowner terminates its Plan (“Plan Termination”) with assets invested in the Group Contract, the Group Contractowner will provide Empower written notice of Plan Termination, and confirm that all final Contributions have been remitted to Empower. In addition, the Group Contractowner must provide any information or instructions Empower may reasonably require.
Unless the Group Contractowner instructs Empower that its Plan is subject to joint and survivor or other distribution rules, or that the Plan is an eligible governmental Plan and the Group Contractowner instructs Empower to make a Plan-to-Plan Transfer of all of the Plan assets to another eligible governmental Plan within the same state, Empower will make a lump sum distribution to each person with assets invested in the Group Contract (“Payee”). Depending on the Plan, Empower will send distribution election forms to each Payee’s last known mailing address or will send distribution election forms to the Group Contractowner for delivery to each Payee. Upon receipt of a distribution election form from a Payee, Empower will send a lump sum distribution to either the Payee or directly to an eligible retirement Plan as elected by the Payee. In the absence of a Payee election, Empower will automatically send Payee lump sum distributions to the IRA provider designated by the Group Contractowner. In the alternative, the Group Contractowner may instruct Empower to pay the lump sum distributions for non-responsive Payees pursuant to any other applicable regulatory guidance in effect on the date of distribution.
The Group Contractowner acknowledges that the amount distributed from the Group Contract upon Plan Termination will be equal to the balance of each Participant Annuity Account as reflected in Empower’s records on the date of distribution, less any outstanding charges or fees, CDSC's, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Group Contract.
The Group Contract will terminate once all Plan assets have been distributed.
Contract Termination Due to Contract Conversion
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract, the Group Contractowner may declare a Contract Termination due to Contract Conversion, to occur at a specified future date (the “Contract Termination Date”). Upon the Contract Termination Date, the current Group Contract (“Old Group Contract”) will terminate and the Group Contractowner and Empower will enter into a new Group Contract (“New Group Contract”), to be effective on the Contract Termination Date. Any Contributions received by Empower after the Contract Termination Date will be deposited into the New Group Contract. Unless otherwise agreed by the Group Contractowner and Empower, all assets previously held under the Old Group Contract will be governed by the terms of the New Group Contract. Furthermore, any fees or charges imposed by the Old Group Contract will become payable under the terms of the New Group Contract, unless the Group Contractowner and Empower otherwise agree.
Federal Tax Consequences
Introduction
The following discussion is a general description of the federal income tax considerations relating to the Group Contracts and is not intended as tax advice to any individual. This discussion assumes that the Group Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Group Contract. If you are concerned about these tax implications you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
The Group Contracts are designed for use by groups under retirement programs which may qualify for special tax treatment under Sections 401(a), 401(k), 403(b), 457(b), 457(f) or 415(m) of the Code, or as a NQDC Plan.
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Taxation of Annuities in General
Section 72 of the Code governs the taxation of annuities in general and distributions from qualified Plans. Tax deferral under annuity contracts purchased in connection with tax-qualified Plans arises under specific provisions of the Code governing the tax-qualified Plan, so a Group Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified Plans, and not for the purpose of obtaining tax deferral.
A Participant in a qualified Plan is not generally taxed on increases (if any) in the value of a Participant Annuity Account until a distribution occurs. A distribution is taxable as ordinary income, except to the extent a participant has basis in the Group Contract. Amounts contributed to the Group Contract on an after-tax basis generally constitute cost basis at time of distribution.
If a Group Contract will be held by a taxable employer, the investment gain on the Group Contract is included in the entity’s income each year. This rule does not apply where the Group Contract is held under a 401(a), 401(k), or 403(b) Plan. If the employer maintaining a 457(b), 457(f), or 415(m) Plan is either a state or local government or a tax-exempt organization, the employer may not be subject to tax on the gain in the Group Contract. Taxable employers should discuss these matters with a competent tax adviser.
401(a) Plans
Section 401(a) of the Code provides special tax treatment for pension, profit-sharing, and stock bonus plans established by employers or employee organizations for their employees. Many types of employers, including for-profit organizations, tax-exempt organizations and state and local governments, are allowed to establish and maintain 401(a) Plans. Employer Contributions and any earnings thereon are currently excluded from the Participant’s gross income. Currently, the total amount of employer and employee Contributions which can be contributed to all of an employer’s defined contribution qualified Plans is limited to the lesser of $72,000 for 2026 or 100% of a Participant’s compensation as defined in Section 415 of the Code, as indexed from time to time for inflation. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
401(k) Plans
Section 401(k) of the Code allows non-governmental employers or employee organizations, rural cooperatives, Indian tribal governments and rural irrigation and water conservation entities to offer a cash or deferred arrangement to employees under a profit- sharing or stock bonus plan. Generally, state and local governments are not permitted to establish 401(k) Plans. However, under a grandfather rule, certain Plans adopted before certain dates in 1986 may continue to be offered by governmental entities. Pre-tax salary reduction Contributions and any income thereon are currently excluded from the Participant’s gross income until distribution from the 401(k) Plan.
A 401(k) Plan can also allow Participants to make after-tax “Roth” contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings. The maximum elective deferral amount that an individual may contribute to one or more 401(k) Plans is limited to an applicable dollar amount, as indexed from time to time for inflation. Elective deferrals to a 401(k) Plan must also be aggregated with elective deferrals made by a Participant to a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $24,500 for 2026, and may be adjusted yearly for cost-of-living increases.
The contribution limits in Section 415 of the Code also apply. The amount a highly compensated employee may contribute may be further reduced to enable the Plan to meet certain non-discrimination testing requirements. Amounts contributed to a 401(k) Plan are subject to FICA and FUTA tax when contributed.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
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Pre-tax amounts deferred into the Plan within the applicable limits, and the net investment gain, if any, reflected in the Participant Annuity Account Value are included in a Participant’s gross income only for the taxable year when such amounts are paid to the Participant under the terms of the Plan. Elective deferrals and earnings thereon may not be distributed prior to age 59 1∕2, unless the Participant dies, becomes disabled, or separates from service after attainment of age 55.
Participants should consult with their employer as to the availability of benefits under the Plan.
403(b) Plans
Tax-exempt organizations described in Section 501(c)(3) of the Code and public educational organizations are permitted to purchase 403(b) Annuities for employees. Pre-tax deferrals contributed toward the purchase of such annuities are excluded from the gross income of the Participant in the year contributed to the extent that the Contributions do not exceed:
•the contribution limit in Section 415 of the Code; and
•the elective deferral limit in Section 402(g) of the Code.
A 403(b) Plan may also permit after-tax Roth deferrals. Roth contributions deferred into the 403(b) Plan within the applicable limits are included in a Participant’s income in the taxable year when the Roth contribution is made. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Elective deferrals to a 403(b) Plan must also be aggregated with elective deferrals made by the Participant to a 401(k) Plan, a simplified employee pension, a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $24,500 for 2026, and may be adjusted yearly for cost-of- living increases.
Amounts contributed to a 403(b) Plan are subject to FICA and FUTA tax when contributed.
The net investment gain, if any, on pre-tax deferrals reflected in a Participant Annuity Account Value is not taxable until paid to the Participant or his beneficiary. Roth contributions and earnings are taxed as described above.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
If eligible and as allowed by the Code, a 403(b) Participant who has completed fifteen (15) years of service with the same employer may elect to contribute an additional $3,000 per year for no more than five (5) years, for a lifetime maximum of $15,000.
Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income in accordance with IRS rules and regulations. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan, and may result in additional taxes to the Participant.
Distribution Restrictions apply:
Pre-1989 salary reduction Contributions to a 403(b) Plan may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1∕2, unless an exception applies under Section 72(t) of the Code.
Post-1988 Salary Reduction Contributions and earnings, and the earnings on the December 31, 1988 account balance as well as all amounts Transferred from a 403(b)(7) custodial account, may not be distributed prior to age 59 1∕2, unless the Participant:
•dies;
•becomes disabled;
•severs employment; or
•suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship.
If allowed by the Plan, the Participant may make an in-service transfer of an amount to a defined benefit governmental Plan for purchase of permissible service credits.
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Subject to the terms of the Group Contract, all or a portion of the Participant’s Annuity Account Value, less any applicable CDSC and loss of interest credits (which may be applied when amounts deposited into a Fixed Option are transferred prior to the maturity date), may be exchanged for another 403(b) contract offered under the Group Contractowner’s 403(b) Plan, provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law, as amended from time to time, are met.
457(b) Plans
Section 457(b) of the Code allows state and local governmental employers and certain tax-exempt organizations to establish and maintain an eligible deferred compensation Plan for its employees and independent contractors.
Pre-tax salary reduction Contributions and any income thereon are generally excluded from the Participant’s gross income until a distribution occurs from the 457(b) Plan. A governmental 457(b) Plan can also allow participants to make after-tax “Roth” contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Generally, the maximum elective deferral amount that an individual may contribute to a 457(b) Plan is limited to an applicable dollar amount, as indexed from time to time for inflation. The total amount of elective deferrals that can be contributed to a 457(b) Plan is $24,500 for 2026. Elective deferrals to a governmental 457(b) Plan are not aggregated with elective deferrals made to a 401(k), 403(b), SEP, or SIMPLE plan for purposes of applying the Section 402(g) elective deferral limit. Accordingly, a Participant may be permitted to contribute the maximum applicable deferral amount under both a 457(b) Plan and a 401(k) or 403(b) Plan in the same year, subject to each plan's respective limits.
Contributions and earnings may not be distributed prior to the calendar year in which the Participant severs employment with the employer, attains age 70 1∕2 or incurs an approved unforeseeable emergency. A Participant may transfer an amount to a defined benefit governmental Plan for the purchase of permissible service credits. Restrictions apply to the amount that may be distributed for an unforeseen emergency.
For governmental 457(b) Plans only, and if the Plan document so allows, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code. Additionally, a Participant may be eligible to defer up to twice the applicable dollar amount (but only to the extent of under-utilized amounts in prior years) during the three (3) years prior to the Participant’s attainment of normal retirement age under the Plan’s standard or special catch-up provision.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
457(f) Plans
Section 457(f) of the Code allows state and local governmental employers and non-governmental tax-exempt employers to establish and maintain a non-qualified deferred compensation Plan.
A Participant in a 457(f) Plan is not subject to federal income tax on Contributions to the non-qualified Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document.
Distributions from a 457(f) Plan are subject to the provisions of the underlying Plan.
Section 457(f) plans are also subject to Section 409A of the Code and the regulations thereunder.
415(m) Plans
Section 415(m) of the Code allows state and local governmental employers to establish and maintain an excess benefit Plan for employees whose benefits are limited by the qualified Plan contribution and benefit limits under Section 415 of the Code.
A Participant in a 415(m) Plan is not subject to federal income tax on Contributions to the excess benefit Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to substantial risk of forfeiture, as provided in the underlying excess benefit Plan document.
Distributions from a 415(m) Plan are subject to the provisions of the underlying Plan.
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NQDC Plans
Any employer other than a governmental or tax-exempt employer may establish and maintain a NQDC Plan. A Participant in a NQDC Plan that satisfies the requirements of Section 409A of the Code is not subject to federal income tax on Contributions to the NQDC Plan and earnings thereon until the tax year in which the Contributions are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
An employer may not take a deduction for a Contribution to a NQDC Plan until the year in which the Contribution is included in the gross income of the employee.
Portability
When a Participant is eligible to take a distribution from a 401(a), 401(k), 403(b) or governmental 457(b) Plan, eligible rollover distributions may be rolled over to any eligible retirement Plan, as provided in the Code. Amounts properly rolled over will not be included in gross income until a subsequent distribution is made. However, an eligible rollover distribution that is not directly rolled over is subject to mandatory income tax withholding at a 20% rate. (See the discussion under “Federal Income Tax Withholding” later in this Prospectus.)
If allowed by the employer’s Plan document or the annuity contract or custodial account agreement, Participants and beneficiaries in a 403(b) Plan may directly transfer funds from one 403(b) annuity or custodial account to another 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law are met.
Amounts distributed from a NQDC Plan, a non-governmental 457(b) Plan, a 457 (f) Plan or a 415(m) Plan cannot be rolled over to an eligible retirement Plan.
Establishment of an Alternate Payee Account
A Request submitted to Empower in connection with a Qualified Domestic Relations Order must be approved by the Group Contractowner, except as otherwise agreed. Upon receipt of an approved Request, Empower will make payment to the Alternate Payee and/or establish a Participant Annuity Account on behalf of the Alternate Payee named in such Qualified Domestic Relations Order. The Alternate Payee may be treated as a surviving Spouse for purposes of Code Section 401(a)(9) and be responsible for submitting a Request to begin Distributions in accordance with the Code.
SECURE Act
In December 2019, Congress passed the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”). The SECURE Act made significant changes to laws governing individual retirement accounts, individual retirement annuities, and employer sponsored retirement plans as discussed below. Many provisions are already in effect.
Increase in RMD Age. For individuals who attain age 70 1∕2 after 2019 (i.e., were born on or after July 1, 1949), the age at which you must have begun taking Required Minimum Distributions was increased to 72. See SECURE 2.0 Act of 2022, below for further changes.
Changes to Timing of Death Benefit Distributions. Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor children (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
SECURE 2.0 Act of 2022. The SECURE 2.0 Act of 2022 provided additional enhancements. After December 29, 2022, where applicable, the following provisions apply:
•for 401(k), 403(b), and governmental 457(b) plans, if the plan is so amended, employees are permitted to self-certify that they had an event that constitutes a hardship or an unforeseeable emergency for purposes of taking a hardship withdrawal.
•a distribution made to a participant who has been certified to be terminally ill (expected to die within 84 months) shall be exempt from the 10% early withdrawal penalty.
•allows defined contribution plans the option to provide participants to receive employer-matching contributions on a Roth basis.
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•removes the required minimum distribution barriers for life annuities.
•increases the age for required minimum distributions in two phases:
▪Age 73 – for individuals who attain age 72 after 2022, and age 73 before 2033.
▪Age 75 – for individuals who attain age 74 after 2032.
The following provisions, where applicable, are effective for taxable years beginning after December 31, 2023:
•Eliminates the pre-death RMD requirement for in-Plan Roth accounts.
•Allows a surviving spouse to be treated as the deceased employee for RMD purposes.
•Emergency distributions – Allows one penalty-free withdrawal of up to $1,000 per year for “unforeseeable or immediate financial needs relating to personal or family emergency expenses.”
•Domestic abuse distributions - Permits certain penalty-free early withdrawals in the case of domestic abuse in an amount not to exceed the lesser of $10,000 (indexed) or 50% of the value of the employee’s vested account under the plan.
•Increases involuntary cash-out limit from $5,000 to $7,000.
The following provisions, where applicable, are effective for taxable years beginning after December 31, 2024:
•Mandatory automatic enrollment contribution arrangements are required for 401(k) and 403(b) plans.
•“Super” catch-ups for participants ages 60-63 (optional).
•Mandatory coverage for long-term part-time employees.

The following provisions, where applicable, are effective for taxable years beginning after December 31, 2025:
•All catch-up contributions for participants with FICA wages over $150,000 must be made as Roth contributions.
•Plans are required to provide a paper benefit statement at least once annually unless the participant elects otherwise.

Distributions from IRAs and Roth IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. Distributions from employer sponsored retirement plans are generally subject to mandatory withholding of 20%, even if you intend to roll the distribution over later. You can choose to have distributions transfer directly to another eligible plan or IRA, in which case no taxes are withheld.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek tax advice. The above description of federal income tax consequences of the different types of IRAs and retirement plans is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.
Required Beginning Date/Required Minimum Distributions
Required Beginning Date - Distributions from a 401(a), 401(k), 403(b) or 457(b) Plan must begin no later than April 1 of the calendar year following the later of:
•the calendar year in which the Participant attains:
•age 72 (if the Participant was born from July 1, 1949 to December 31, 1950);
•age 73 (if the Participant was born from January 1, 1951 to December 31, 1959); and
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•age 75 (if the Participant was born from January 1, 1960 or later); or
•the calendar year in which the Participant retires (and where it is a defined contribution plan in which they are not a 5% or more owner of the sponsoring entity).
Required Minimum Distributions - All amounts in a 401(a), 401(k), 403(b) and 457(b) Plan must be distributed in compliance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations promulgated thereunder. Generally, the minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant’s age in the current year, and the applicable distribution period as set forth in the Federal Treasury regulations. Participants whose sole beneficiary is their surviving Spouse who is more than 10 years younger may elect a joint and survivor life expectancy calculation.
If the amount distributed does not meet the minimum requirements, a 25% excise penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under Section 4974 of the Code. These rules are extremely complex; you should seek the advice of a competent tax advisor.
Federal Taxation of Distributions
All payments received from a 401(a), 401(k), 403(b) or 457(b) Plan are generally taxable in full as ordinary income to the Participant. Since Contributions received from salary reduction have not been previously taxed to the Participant, they are not treated as a cost basis for the Group Contract. The Participant will have a cost basis for the Group Contract only if after-tax Contributions have been made. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
If the Participant takes the entire value in his Participant Annuity Account in a single lump sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax Contributions were made. If the distribution includes after-tax Contributions, the amount in excess of the cost basis will be ordinary income. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
A “10-year averaging” procedure may also be available for lump sum distributions from a 401(a) or 401(k) Plan to individuals who attained age 50 before January 1, 1986.
For further information regarding lump sum distributions, please consult a competent tax advisor.
Partial distributions received before the payment starting date by a Participant who has made after-tax Contributions are taxed under a rule that provides for pro rata recovery of cost, under Section 72(e)(8) of the Code. If an employee who has a cost basis under the Group Contract receives life annuity or other types of annuity payments, the cost basis will be recovered from the payments under the annuity rules of Section 72 of the Code. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.
Amounts received from a non-governmental 457(b) Plan, a 457(f) Plan, a 415(m) Plan or a NQDC Plan, whether in the form of total or partial withdrawals or annuity payments, are taxed in full as wages to the Participant at the time determined under the Plan.
Early Distribution Penalty Taxes
Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans or IRAs. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions:
1.made to a beneficiary on or after the death of the Participant;
2.attributable to the Participant’s being disabled within the meaning of Code Section 72(m)(7);
3.made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his or her eligible designated beneficiary;
4.made to a Participant on account of separation from service after attaining age 55;
5.properly made to an alternate Payee under a qualified domestic relations order;
6.made to a Participant for medical care, but not in excess of the amount allowable as a medical expense deduction to the Participant for amounts paid during the taxable year for medical care; or
7.made subject to an Internal Revenue Service levy imposed on the Plan
There are other circumstances under which the penalty tax may not apply, including distributions relating to COVID-19. For further information regarding the premature distribution penalty, please consult a competent tax advisor.
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Exception (3) above (substantially equal payments) applies to distributions from 401(a) and 401(k) Plans and 403(b) annuities only if the series of payments begins after the Participant separates from service. If exception (3) above (substantially equal payments) was selected at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability) before the later of:
•the Participant reaching age 59 1∕2; or
•within five years of the date of the first payment;
then the Participant is liable for the 10% penalty plus interest on all payments received before age 59 1∕2. This penalty is imposed in the year the modification or discontinuance occurs. The premature distribution penalty tax does not generally apply to distributions from a 457(b), 457(f), 415(m) or NQDC Plan.
Distributions on Death of Participant
Distributions made to a beneficiary from a 401(a), 401(k), 457(b) or 403(b) Plan upon the Participant’s death must be made pursuant to the rules contained in Section 401(a)(9) in effect at the time of distribution.
Distributions for deaths occurring before December 31, 2019 where distributions have begun before death. If the Participant dies after distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions for deaths occurring before December 31, 2019 where distributions have not begun. If the Participant died before distributions had begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with (1) or (2) below:
1.If the Participant’s interest is payable to a designated beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
2.If the designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1∕2;
3.If the designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Distributions for deaths occurring after December 31, 2019. If the Participant died after December 31, 2019, distribution of the individual’s entire interest, regardless of whether distributions had begun, must be completed by December 31 of the calendar year containing the tenth anniversary of the individual’s death unless the beneficiary qualifies as an eligible designated beneficiary and makes an election to receive distribution in accordance with (1) or (2) below:
1.If the Participant’s interest is payable to an eligible designated beneficiary, then. subject to the requirements set forth in Code Section 401(a)(9)(E)(ii), the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the eligible designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
2.If the eligible designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 72;
3.If the eligible designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the Contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Federal Income Tax Withholding
Certain distributions from 401(a), 401(k), 403(b), and governmental 457(b) Plans are defined as “eligible rollover distributions.”
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Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another eligible retirement Plan as defined in the Code.
With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the Participant elects not to have federal income tax withheld.
Currently, all amounts distributed are tax reported on IRS Form 1099-R.
Distributions to a Participant from a non-governmental 457(b), a 457(f), a 415(m), or NQDC Plan retain their character as wages and are tax reported on IRS Form W-2. Federal income taxes must be withheld under the wage withholding rules, and Participants may not elect otherwise. Payments to beneficiaries are not treated as wages and are reported on IRS Form 1099-R. Federal income tax on payments to beneficiaries will be withheld from annuity (periodic) payments at the rates applicable to wage withholding, and from other distributions at a flat 10% rate, unless the beneficiary elects not to have federal income tax withheld.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Taxation of Empower
We are taxed as a life insurance company under the Code. The Series Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of Empower.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received, deductions, and foreign tax credits, which can be material. We do not pass these benefits through to the Series Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Group Contractowners (and Participants) are not the owners of the assets generating the benefits.
Domestic Partnerships, Civil Unions and Same-Sex Marriages
Following the U.S. Supreme Court’s decision in United States v. Windsor, which invalidated the limitation of marriage to opposite sex couples in the federal Defense of Marriage Act, the Internal Revenue Service issued Revenue Ruling 2013-17 which provides guidance on the federal taxation of same-sex couples. Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. The Supreme Court’s decision in Obergefell v. Hodges requires all states to recognize same sex marriages.
For federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as Spouses under this Group Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages. The IRS has issued Notice 2014-9: (1) clarifying the application of the Windsor decision to qualified plans, (2) clarifying whether a plan needs to be amended to comply with the Windsor decision and subsequent IRS guidance; and (3) if so, the time when such plan needs to be amended.
Seek Tax Advice
The above discussion of the federal income tax consequences is only a brief summary and does not represent tax advice. The federal income tax consequences discussed here reflect our understanding of current law, which may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Group Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. Please consult a competent tax advisor for further information.
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Voting Rights
To the extent required by applicable law, Empower will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.
The Participant under a 403(b) Plan or the Group Contractowner under all other Plans has the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest.
The number of votes which are available will be calculated separately for each Investment Division. That number will be determined by applying the Participant’s percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. The Participant or Group Contractowner, as applicable, holds a voting interest in each Investment Division to which a Participant’s Variable Account Value is allocated. If a Participant selects a variable annuity payment option, the votes attributable to the Participant will decrease as annuity payments are made.
Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.
Shares for which we do not receive timely instructions and shares we hold as to which Participants and Group Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Group Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
State Variations
Group Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and general availability of riders. This Prospectus describes the material rights and obligations of a Group Contractowner, and the maximum fees and charges for all Group Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Group Contract or in a rider or endorsements attached to your Group Contract. Material state variations are set forth in Appendix D - State Variations to this Prospectus. See your agent or contact us for information that is specific to your state.
State Regulation
As a life insurance company organized and operated under Colorado law, Empower is subject to Colorado law and to regulation by the Colorado Insurance Commissioner. Empower’s books and accounts are subject to review and examination by the Colorado Division of Insurance at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners (“NAIC”) at least once every three years.
Restrictions Under the Texas Optional Retirement Program
Section 830.105 of the Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program (“ORP”) to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement, or death. Accordingly, if you are a Participant in the ORP you will be required to obtain a certificate of termination from your employer before you can redeem your Participant Annuity Account.
Reports
We will send all Participants, at least semi-annually, reports concerning the operations of the Series Account. In addition, we will send all Participants at least annually a statement of his or her Participant Annuity Account Value.
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Rights Reserved by Empower
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Group Contractowners or Participants, or would be appropriate in carrying out the purposes of the Group Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, we will obtain the applicable Participant’s or Group Contractowner’s approval of the changes, as well as approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•to operate the Series Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Series Account under the 1940 Act;
•to Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to a Guaranteed Sub-Account; or to add, combine or remove Investment Divisions of the Series Account;
•to substitute, for the Eligible Fund shares underlying any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law;
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Group Contract as an annuity;
•to change the time or time of day at which a Valuation Date is deemed to have ended;
•to make any other necessary technical changes in the Group Contract to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then-outstanding Group Contract the aggregate amount of the types of charges we have guaranteed; and
•to reject any application or Participant enrollment form at our discretion.
Empower will provide notice of these changes to the Group Contractowner at the Group Contractowner’s last known address on file with Empower.
Because some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our respective separate accounts from investing in the Eligible Funds.
Addition, Deletion or Substitution of Eligible Funds
Empower may select the Eligible Funds offered though the Group Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Eligible Fund or an affiliate of the Eligible Funds will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Eligible Fund, its investment adviser, or its distributor. For more information on such compensation, see “Payments We Receive,” above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Empower will generally include Eligible Funds based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Eligible Funds of the Empower Funds at least in part because they are managed by our directly owned subsidiary.
Empower does not control the Eligible Funds and cannot guarantee that any of the Eligible Funds will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts.
Empower reserves the right to discontinue the offering of any Eligible Funds if we determine the Eligible Funds no longer meets one or more of the criteria, or if the Eligible Funds have not attracted significant allocations. If an Eligible Fund is discontinued, we may substitute shares of another Eligible Fund or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to an Investment Division corresponding to an Eligible Fund that is being discontinued, you will be given notice prior to the Eligible Fund’s elimination. Before an Investment Division is eliminated, we will notify you and request that you reallocate the amounts invested in the Investment Division to be eliminated.
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Legal Proceedings
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.

Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Group Contracts.
Financial Statements
Financial statements of Empower and the Series Account can be found in the Statement of Additional Information (SAI). To request a free SAI, please contact Empower by calling (855) 756-4738 (U.S.).
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for owners, annuitants, beneficiaries, and other payees.
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Appendix A – Investment Options Available Under the Group Contract
Eligible Funds
The following is a list of Portfolio Companies (Eligible Funds) under the Group Contract. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found by logging into your plan’s website or online at plan.empower-retirement.com/planweb/fundprospectuses.html.
You can also request this information at no cost by calling (855) 756-4738 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Group Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks current income and long-term capital appreciation	Alger Balanced Portfolio - Class I-2 (This Portfolio Company is closed to incoming Transfers and new Contributions)	1.03%	16.15%	11.02%	10.41%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
Seeks long-term capital appreciation	Alger Mid Cap Growth Portfolio - Class I-2*	0.94%	16.76%	3.01%	11.68%
	Adviser: Fred Alger Management, LLC
	Subadviser: N/A
Seeks long-term capital growth; income is a secondary consideration	American Century Investments® Disciplined Value Fund - Investor Class (Formerly American Century Disciplined Core Value Fund)	0.65%	14.92%	8.82%	10.45%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
Seeks current income; capital appreciation is a secondary objective	American Century Investments® Equity Income Fund - Investor Class	0.94%	11.91%	7.77%	8.97%
	Adviser: American Century Investment Management Inc
	Subadviser: N/A
Seeks growth of capital	American Funds® The Growth Fund of America® - Class R-3	0.93%	19.52%	11.44%	14.77%
	Adviser: Capital Research and Management Company
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital growth	Artisan International Fund - Investor Class	1.19%	36.03%	8.56%	8.26%
	Adviser: Artisan Partners Limited Partnership
	Subadviser: N/A
Seeks long-term growth of capital	ClearBridge Value Fund - Class FI (Formerly ClearBridge Value Trust) (This Portfolio Company is closed to incoming Transfers and new Contributions)	1.11%	10.34%	12.59%	11.07%
	Adviser: Franklin Templeton Fund Adviser, LLC
	Subadviser: ClearBridge Investments, LLC
Seeks total return, consisting of long-term capital appreciation and current income	Columbia Contrarian Core Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.98%	17.10%	13.84%	13.96%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
Seeks long-term capital appreciation	Columbia Select Mid Cap Value Fund - Class R	1.38%	13.26%	10.76%	9.92%
	Adviser: Columbia Mgmt Investment Advisers, LLC
	Subadviser: N/A
Seeks long-term growth of capital	Davis New York Venture Fund - Class R	1.20%	26.53%	12.17%	11.77%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
Seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments	Empower Aggressive Profile Fund - Investor Class	1.13%	17.42%	9.27%	10.20%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks investment results that track the total return of the debt securities that comprise the Bloomberg U	Empower Bond Index Fund - Investor Class	0.49%	6.62%	-1.00%	1.43%
	Adviser: Empower Capital Management, LLC
	Subadviser: Franklin Advisers, Inc.;Franklin Advisory Services, LLC;
Seeks capital preservation primarily through investments in funds that emphasize fixed income investments	Empower Conservative Profile Fund - Investor Class*	0.76%	8.19%	3.35%	4.63%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital growth	Empower International Value Fund - Investor Class	1.07%	39.10%	10.23%	9.23%
	Adviser: Empower Capital Management, LLC
	Subadviser: LSV Asset Management;Massachusetts Financial Services Company;
Seeks capital growth and current income	Empower Large Cap Value Fund - Investor Class II* (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.81%	17.12%	13.15%	12.37%
	Adviser: Empower Capital Management, LLC
	Subadviser: T. Rowe Price Associates, Inc.;Putnam Investment Management, LLC;
Seeks income and secondarily, capital growth	Empower Lifetime 2015 Fund - Investor Class*	0.74%	10.14%	4.24%	6.01%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks income and secondarily, capital growth	Empower Lifetime 2020 Fund - Investor Class*	0.76%	10.69%	4.53%	6.34%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth	Empower Lifetime 2025 Fund - Investor Class*	0.79%	11.70%	4.96%	6.98%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily, capital growth	Empower Lifetime 2030 Fund - Investor Class*	0.81%	12.97%	5.63%	7.66%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth	Empower Lifetime 2035 Fund - Investor Class*	0.83%	14.35%	6.46%	8.45%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily, capital growth	Empower Lifetime 2040 Fund - Investor Class*	0.85%	15.68%	7.28%	9.15%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth	Empower Lifetime 2045 Fund - Investor Class	0.90%	16.71%	7.82%	9.47%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily, capital growth	Empower Lifetime 2050 Fund - Investor Class	0.88%	17.26%	8.03%	9.68%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth	Empower Lifetime 2055 Fund - Investor Class*	0.88%	17.71%	8.05%	9.58%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth	Empower Lifetime 2060 Fund - Investor Class*	0.88%	17.97%	8.01%	9.37%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks long-term growth of capital	Empower Mid Cap Value Fund - Investor Class*	1.05%	8.32%	10.63%	9.40%
	Adviser: Empower Capital Management, LLC
	Subadviser: Goldman Sachs Asset Management, L.P.
Seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments	Empower Moderate Profile Fund - Investor Class*	0.90%	11.96%	5.91%	7.17%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks long-term capital appreciation primarily through investments in funds that emphasize equity investments and, to a lesser degree, in funds that emphasize fixed income investments	Empower Moderately Aggressive Profile Fund - Investor Class*	0.99%	13.79%	7.01%	8.20%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks income and capital appreciation primarily through investments in funds that emphasize fixed income investments and, to a lesser degree, in funds that emphasize equity investments	Empower Moderately Conservative Profile Fund - Investor Class*	0.81%	10.03%	4.61%	5.87%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total investment return through a combination of current income and capital appreciation	Empower Multi-Sector Bond Fund - Investor Class*	0.90%	7.98%	1.83%	4.35%
	Adviser: Empower Capital Management, LLC
	Subadviser: Loomis, Sayles & Company LP;Virtus Fixed Income Advisers, LLC;
Seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (''S&P'') 500® Index (the ''benchmark index'')	Empower S&P 500® Index Fund - Investor Class	0.49%	17.30%	13.85%	14.22%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Inv Managers Ltd
Seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (''S&P'') SmallCap 600® Index (the ''benchmark index'')	Empower S&P Small Cap 600® Index Fund - Investor Class*	0.56%	5.55%	6.70%	9.24%
	Adviser: Empower Capital Management, LLC
	Subadviser: Irish Life Investment Managers Limited
Seeks long-term capital appreciation	Empower Small Cap Growth Fund - Investor Class*	1.19%	7.81%	3.21%	9.88%
	Adviser: Empower Capital Management, LLC
	Subadviser: Lord, Abbett & Co LLC;Peregrine Capital Management,LLC;
Seeks long-term capital growth	Empower Small Cap Value Fund - Investor Class*	1.09%	4.08%	9.30%	8.79%
	Adviser: Empower Capital Management, LLC
	Subadviser: Loomis, Sayles & Company LP;Hotchkis & Wiley Capital Management LLC;
Seeks long-term capital appreciation	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class*	1.02%	2.99%	3.61%	9.64%
	Adviser: Empower Capital Management, LLC
	Subadviser: T. Rowe Price Investment Management,Inc.
Seeks the highest level of return consistent with preservation of capital and substantial credit protection	Empower U.S. Government Securities Fund - Investor Class*	0.60%	6.60%	-1.55%	1.20%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
Seeks to provide current income consistent with stability of principal	Federated Hermes Government Obligations - Service Shares*	0.45%	3.95%	2.98%	1.90%
	Adviser: Federated Investment Management Company
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks above average income and capital appreciation	Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A* (Formerly Federated Hermes Equity Income Fund, Inc.)	1.12%	14.47%	9.40%	8.54%
	Adviser: Federated Equity Management Company Of Pennsylvania
	Subadviser: N/A
Seeks long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio - Initial Class	0.54%	21.52%	15.37%	15.78%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio - Initial Class	0.55%	14.92%	13.70%	17.45%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;
Seeks long-term capital growth	Franklin Small-Mid Cap Growth Fund - Class A*	0.84%	-2.91%	0.04%	9.56%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation	Invesco American Franchise Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.93%	11.56%	10.28%	14.73%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks total return through growth of capital and current income	Invesco Comstock Fund - Class R	1.05%	16.85%	14.96%	11.62%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks capital appreciation	Invesco Discovery Large Cap Fund Fund - Class A (Formerly Invesco Capital Appreciation Fund)	0.93%	12.62%	11.51%	14.02%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks capital appreciation	Invesco Discovery Mid Cap Growth Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)	1.04%	4.78%	3.77%	11.08%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks capital appreciation	Invesco Global Fund - Class A	1.03%	15.24%	7.05%	10.78%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks long-term growth of capital	Invesco Small Cap Growth Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)	1.16%	5.69%	-0.89%	8.97%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks total return through growth of capital and current income	Invesco Value Opportunities Fund - Class A	1.02%	20.15%	19.86%	14.16%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks long-term growth of capital	Janus Henderson Forty Fund - Class T (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.80%	18.16%	11.49%	15.92%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital	Janus Henderson Global Research Fund - Class T (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.98%	20.67%	12.29%	12.74%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
Seeks long-term growth of capital	Janus Henderson Global Research Portfolio - Institutional Shares (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.82%	20.92%	12.51%	12.93%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
Seeks long-term growth of capital	Janus Henderson Research Fund - Class T	0.96%	18.30%	13.94%	15.65%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
Seeks long-term capital appreciation	Lord Abbett Value Opportunities Fund - Class A	1.16%	0.58%	5.79%	7.80%
	Adviser: Lord, Abbett & Co LLC
	Subadviser: N/A
Seeks capital appreciation	MFS® Growth Fund - Class A* (This Portfolio Company is closed to incoming Transfers and new Contributions)	0.86%	5.59%	9.79%	14.66%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
Seeks long term growth of capital	NYLI WMC Small Companies Fund - Class A (Formerly MainStay WMC Small Companies Fund) (This Portfolio Company is closed to incoming Transfers and new Contributions)	1.20%	12.41%	6.29%	6.89%
	Adviser: New York Life Investment Management LLC
	Subadviser: Wellington Management Company LLP
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Fund - Administrative Class	0.78%	9.06%	0.07%	2.31%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks high current income, and capital growth is a secondary goal when consistent with achieving high current income	Putnam High Yield Fund - Class R	1.28%	8.37%	3.67%	5.36%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Putnam Investment Management, LLC;Franklin Templeton Investment Management Limited;
Seeks high current income consistent with prudent risk	Putnam Income Fund - Class A*	0.73%	7.51%	-0.60%	2.28%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Putnam Investment Management, LLC;Franklin Templeton Investment Management Limited;
Seeks long-term capital appreciation	Putnam International Small Cap Fund - Class A* (Formerly Putnam International Capital Opportunities Fund)	1.48%	30.14%	7.52%	8.14%
	Adviser: Putnam Investment Management, LLC
	Subadviser: The Putnam Advisory Company, LLC;Franklin Advisers, Inc.;Franklin Templeton Investment Management Limited;
Seeks long-term growth of capital and current income	Royce Small-Cap Total Return Fund - Service Class*	1.49%	2.13%	8.53%	9.07%
	Adviser: Royce & Associates, LP
	Subadviser: N/A
Seeks long-term capital appreciation	The Jensen Quality Growth Fund Inc. - Class R	1.26%	4.06%	7.32%	11.64%
	Adviser: Jensen Investment Management Inc
	Subadviser: N/A
Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U	Victory Pioneer Equity Income VCT Portfolio - Class II* (Formerly Pioneer Equity Income VCT Portfolio)	1.04%	11.14%	8.81%	9.11%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
Seeks to provide long-term capital growth	Victory RS Select Growth Fund - Class A*	1.40%	7.30%	2.56%	8.79%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Seeks to provide long-term capital growth	Victory RS Small Cap Growth Fund - Class A* (This Portfolio Company is closed to incoming Transfers and new Contributions)	1.40%	0.88%	-5.56%	6.02%
	Adviser: Victory Capital Management Inc.
	Subadviser: N/A
* This Eligible Fund’s Current Expense reflects a temporary fee reduction.

Fixed Options
The following is a list of Fixed Options currently available under the Group Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate*
Banded Portfolio Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Daily Interest Guaranteed Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Guaranteed Portfolio Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Guaranteed Certificate Fund	48, 60, 72 months, etc.	0 - 4%
Guaranteed Fixed Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Guaranteed Interest Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Key Guaranteed Portfolio Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Managed Guaranteed Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
Select Guaranteed Fund	Continuous Offering, interest rate reset quarterly, semi-annually, or annually	0 - 4%
*The Fixed Options offer a minimum guaranteed interest rate that, depending on the option and state law, varies from 0.0% to 4.00%, is set on the date the Group Contract is issued, and will not change through the life of the Group Contract. The minimum guaranteed interest rate that applies to your Fixed Option is specified in your Plan's Group Contract.

Appendix B – Public Eligible Funds
Investment Divisions investing in the following Public Eligible Funds are not available for non-qualified Plans sponsored by a taxable employer:

•Alger Balanced Portfolio - Class I-2 (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Alger Mid Cap Growth Portfolio - Class I-2
•American Century Investments® Disciplined Value Fund - Investor Class (Formerly American Century Disciplined Core Value Fund)
•American Century Investments® Equity Income Fund - Investor Class
•American Funds® The Growth Fund of America® - Class R-3
•Artisan International Fund - Investor Class
•ClearBridge Value Fund – Class FI (Formerly ClearBridge Value Trust) (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Columbia Contrarian Core Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Columbia Select Mid Cap Value Fund – Class R
•Davis New York Venture Fund - Class R
•Federated Hermes Government Obligations - Service Shares
•Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A (Formerly Federated Hermes Equity Income Fund, Inc.)
•Fidelity® VIP Contrafund® Portfolio – Initial Class
•Fidelity® VIP Growth Portfolio – Initial Class
•Franklin Small-Mid Cap Growth Fund - Class A
•Invesco American Franchise Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Invesco Comstock Fund - Class R
•Invesco Discovery Mid Cap Growth Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Invesco Discovery Large Cap Fund - Class A (Formerly Invesco Capital Appreciation Fund)
•Invesco Global Fund - Class A
•Invesco Small Cap Growth Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Invesco Value Opportunities Fund - Class A
•Janus Henderson Forty Fund - Class T (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Janus Henderson Global Research Fund - Class T (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Janus Henderson Global Research Portfolio - Institutional Shares (This Portfolio Company is closed to incoming Transfers and new Contributions)
•Janus Henderson Research Fund - Class T
•Lord Abbett Value Opportunities Fund - Class A
•MFS® Growth Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)
•NYLI WMC Small Companies Fund - Class A (Formerly MainStay WMC Small Companies Fund) (This Portfolio Company is closed to incoming Transfers and new Contributions)
•PIMCO Total Return Fund - Administrative Class
•Putnam High Yield Fund - Class R
•Putnam Income Fund - Class A
•Putnam International Small Cap Fund - Class A (Formerly Putnam International Capital Opportunities Fund)
•Royce Small-Cap Total Return Fund - Service Class
•The Jensen Quality Growth Fund - Class R
•Victory Pioneer Equity Income VCT Portfolio - Class II (Formerly Pioneer Equity Income VCT Portfolio)
•Victory RS Select Growth Fund - Class A
B-1

•Victory RS Small Cap Growth Fund - Class A (This Portfolio Company is closed to incoming Transfers and new Contributions)
B-2

Appendix C – Calculation of Net Investment Factor
The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a)is the net result of:
(i)the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period; plus
(ii)the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the “ex-dividend” date occurs during the current Valuation Period; minus
(iii)a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Empower to have resulted from the investment operations of the Variable Sub-Account; and
(b)is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period; and
(c)is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to a percentage that ranges from 0.00% to 1.25% depending upon the Group Contractowner’s Letter Agreement or other fee disclosure document.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflects the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.
C-1

Appendix D – State Variations

STATE	GROUP CONTRACT
AL
AK	Application Include: Any information provided herewith shall be considered to be representations and not warranties.
AZ
AR
CA	Contract Request and Notices provisions cannot contain the wording “in a form satisfactory to Empower.”
CO
CT
Application
Fraud language shall be removed, including any statements “in the absence of fraud.”
 Contract:
SECTION 5. CONTRIBUTIONS AND DEPOSITS TO PARTICIPANT ACCOUNT
5.1 Contributions
Prior to the termination of the contract and unless otherwise described in a Fixed or Separate Account riser(s) if any Contributions may be made at any time pursuant to the terms of the Plan.
Empower shall not be responsible for determining the amount of Contributions to be made for any Participant. The Contribution amounts will be allocated to Participant Accounts pursuant to the Accompanying Contribution report. The Contribution report must be submitted in a manner acceptable to Empower and shall be conclusive on the Plan and on any person or entity claiming an interest under the Contract. When the contribution report does not coincide with the Contribution received and the inconsistency is not resolved within a period of time required under the law, Empower will return the Contribution.
Empower’s prior approval may be required before a Contribution may be made that causes a Participant Account Value to exceed $1,000,000.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, letter agreements, specification page, if any, and Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and Empower.
All statements in the Application have been accepted as representations and not warranties. Only the President, Vice President or the Secretary of Empower or their authorized designees can agree on behalf of Empower to modify any provisions of this Contract.
One or more provisions of this Contract may be clarified by letter agreement, amendment or other writing executed by both Empower and Employer.
Section 11.11 Representations
Empower shall be entitled to rely and act solely on the reports, directions, proofs, notices, elections, and other information furnished to it by Contractholder, Employer Participant, Alternate Payee, Beneficiaries or their respective agent, and such acts shall be conclusive as to all person or corporations claiming an interest hereunder.
SECTION 8. PAYMENT OPTIONS
8.7 Misstatement of Age or Death
Empower may require adequate proof of the age and death of any Payee before processing a Request for or making any payment. If the age of the Payee has been misstated, the payments established for him/her under the applicable payment option will be made on the basis of his/her correct age. If payments made pursuant to an annuity payment option were too large because of a misstatement of age, Empower may deduct the difference from the net payment or payments If payments were too small, Empower may add the difference to the net payment.

DC
DE

STATE	GROUP CONTRACT
FL
Application
REPLACEMENT INFORMATION:
By Employer:
Will this group annuity contract replace any existing contract? Yes ___ No ___
By Agent:
 To the best of your knowledge, will this group annuity contract replace any existing contract? Yes ___ No ___
FLORIDA license agent:
Licensed Agent Signature __________________ Agent Name _______________
Agent’s Florida License identification number ______________ Date__________
FRAUD NOTICE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
TERMINATION DISCLOSURE: Termination of this contract will not change any terms of the Plan document. Participant eligibility and vested benefits remain subject to Plan requirements.

Contract
SECTION 5. CONTRIBUTIONS AND DEPOSITS TO PARTICIPANT ACCOUNTS
Section 5.3 Fees Imposed by Investment Option Provider
Any and all fees imposed by the provider of any investment option offered by the Plan and invested in by the Participant, Alternate Payee and Beneficiary, including but not limited to redemption fees, shall be deducted from the Participant Account Value.
SECTION 8. PAYMENT OPTIONS
Section 8.6 Election of Annuity Options
In order to elect, or change the election of, an annuity payment option, Empower must receive the Annuitant’s Request at least 30 calendar days before the Annuity Commencement Date.
To the extent available under the Plan, the available annuity payment options are:
- Income for Single Life Only
- Income for Single Life with Guaranteed Period
- Income for Joint Life Only
- Income for Joint Life with Guaranteed Period
- Income for a Specific Period
- Any other form of annuity payment permitted under the Plan, if acceptable to Empower.
Annuities will be purchased using Empower’s current purchase rates for contracts of this class at the time the annuity is purchased. These rates will be at least as favorable to the Annuitant as an annuity purchased with rates based on the following actuarial assumptions:
- Interest Rate Assumption: [1.00%]
Mortality Assumption: 2012 IAM Basic Female mortality table with Projection Scale G2 improvement factors applied; Static improvement from year of table (2012) to year of the fixed paid-up annuity certificate issue, generational improvement thereafter
Loading: [5.00%]
Empower will review this guaranteed actuarial basis annually and may change it by providing at least 90 calendar days’ advance written notice to the Plan Sponsor. However unless Empower and Plan Sponsor otherwise agree in writing, Empower will only change the guaranteed actuarial basis once in any sixty 60 month period, in which case the actuarial basis will be at least as favorable as the actuarial basis Empower offers to any other contractholder in the same class as this Contract at the time of such change.

GA
HI
ID

STATE	GROUP CONTRACT
IL	Application Fixed Annuity ___ Fixed-Variable Annuity ___ Variable Annuity ___ Cover Page Group Fixed and Variable Deferred Annuity Contract with a Market Value Adjustment No 20-day Free-Look Period
IN
IA
KS
KY
LA
ME	Contract No premium/applicable tax
MD	Contract Expenses of Eligible Fund fees and expenses cannot exceed 1.5%.
MA
MI	Contract Any language indicating “in Empower’s sole discretion” shall be removed.
MN
MS
MO
MT	Contract Any language indicating “in Empower’s sole discretion” shall be removed. No Premium/applicable tax
NE
NV
Application
Section E. Agreements and Signatures:
Plan Sponsor/Contractholder acknowledges that Nevada prohibits a group annuity contract from being delivered or issued to a group which was principally formed for the purpose of purchasing one or more group annuities.
By signing this Application, Plan Sponsor and Contractholder, if different than Plan Sponsor, understand, accept, and otherwise agree to the provisions of the attached Group Annuity Contract, represent that the information contained on this application is true and correct to the best of their knowledge, understand that Empower will rely on such information, and agree to notify Empower of any changes to the information provided above. Any information provided herewith shall be considered to be representations and not warranties.
Signature of Plan Sponsor_____________________ Date __________
Print Name _______________________
Title ____________________________
Signature of Contractholder (Trustee) if different than Plan Sponsor if different than Plan Sponsor ___________________________ Date __________Print Name _______________________
Title ____________________________

NH
NJ
NM
NY	NOT AVAILABLE
NC	Contract No Premium/applicable tax
ND
OH
OK

STATE	GROUP CONTRACT
OR
Cover
GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT.
Contract
SECTION 4. PARTICIPANT ACCOUNT VALUE
4.1 Fixed Account Value
The Fixed Account Value in the Participant Account is calculated as follows:
a.all Contributions and Deposits to a Fixed Account option made by or on behalf of the Participant, alternate Payee and Beneficiary; plus
b.all interest credited to the contractholder’s assets in the Fixed Account on an annual effective basis pursuant to the Guaranteed Interest Rate applicable to the Fixed Account; less
c.any amounts transferred or distributed from the fixed Account; less
d.any applicable charges, and fees, if any.
4.2 Variable Account Value
The value of the Variable Accounts held in the Participant Account will be determined by multiplying the number of Accumulation Units for that Variable Account held in the participant Account by the Accumulation Unit value for that Variable Account Charges and fees, if any, may affect the Variable Account Value.

STATE	GROUP CONTRACT
OR
SECTION 5. CONTRIBUTIONS AND OTHER DEPOSITS
Section 5.4 Allocation of Contributions and Deposits
Contributions and Deposits will be allocated in the Participant Account when received by Empower at its Administrative Offices, subject to Section 4.7 of this Contract.
SECTION 9. PAYMENT OPTIONS
Section 9.3 Total or Partial Lump Sum Payment Option
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to a lump sum payment option selected by the Payee.
Subject to the provisions of any attached Fixed Account and/or Separate Account rider(s), if any, the amount to be distributed is any restrictions in the Fixed and Separate Account rider(s), if any. The amount to be distributed is: (i) the amount requested as a lump sum; less (ii) any applicable fees and charges
Section 9.4 Periodic Payment Options
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to a periodic payment option selected by the Payee, subject to any restrictions in the Fixed and Separate Account riders, if any. Charges and fees will continue to apply. Periodic payment elections are subject to the administrative procedures of Empower in effect at the time of the election and the periodic payment options Empower makes available at the time of Distribution.
If a Participant is receiving periodic payments, such payments will cease as of receipt by Empower of notice of the Participant’s death. The deceased Participant’s Beneficiary may then elect a payment option under this Section 9 meeting all the requirements of Code section 401(a)(9).
Section 9.5 Annuity Payment Options
If based upon information provided by Employer, the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan, all or a portion of a Participant Account may be applied to an annuity payment option selected by the Payee so long as the requirements of Code section 401(a)(9) are met. Thereafter, this Contract shall no longer be applicable with respect to amounts in the annuity payment option.
The amount to be applied to an annuity payment option is: (i) the portion of the Participant Annuity Account Value elected by Payee subject to any restrictions in the Fixed or Separate Account rider(s), if any less (ii) any fees and charges described under the Contract.
The minimum amount that may be applied under the elected annuity option is [$5,000]. If any payments to be made under the elected annuity payment option will be less than $[50], Empower may make the payments in the most frequent interval that produced as payment of at least $[50].
Empower will issue a certificate to each Annuitant describing the benefits payable under the elected annuity payment option.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, specification page, if any and Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and Empower.
All statements in the Application in the absence of fraud have been accepted as representations and not warranties. Only the President, Vice-President or the Secretary of Empower or their authorized designees can agree on behalf of Empower to modify any provision of this Contract.
One or more provisions of this Contract may be clarified by amendment, or other writing executed by both Empower and Employer.
No “Premium Tax/Applicable Tax” in Sections 4.1, 4.2, 5.4, 9.3, 9.4. and 9.5.
No letter agreement provision

PA

STATE	GROUP CONTRACT
Puerto Rico
RI
SC
SD
TN
TX
Application
Section I. Agreement and Signatures
Agreement: THE GROUP FIXED AND VARIABLE ANNUITY CONTRACT MAY PROVIDE PAYMENTS OR VALUES WHICH ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT BUT MAY INCREASE OR DECREASE ACCORDING TO THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT OR SEPARATE ACCOUNT.
By signing this Application, Employer and Contractholder, if other than Employer, understand, accept, and otherwise agree to the provisions of the attached Group Annuity Contract, certify and otherwise represent that the information contained on this application is true and correct to the best of their knowledge, and agree to notify Empower of any changes to the information provided above.
Signature of Employer ______________________ Date ____________ Title________________
Signature of Contractholder if different that the Employer ____________ Date _________________ Title _________________
Contract
COVER PAGE
The separate account is not covered by an insurance guaranty fund or other solvency protection arrangement because the risk is borne by Employer.
SECTION 9. PAYMENT OPTIONS
Section 9.7 Misstatement of Age or Death
Empower may require adequate proof of the age and death of any Payee before processing a Request for or making any payment. If the age of the Payee has been misstated, the payments established for him/her under the applicable payment option will be made on the basis or his/her correct age.
If payments made pursuant to an annuity payment option were too large because of a misstatement of age, Empower may deduct the difference from the next payment or payments with interest. If payments were too small, Empower may add the difference to the next payment with interest. Any interest payable will be made at the amount of 1%.
SECTION 11. GENERAL PROVISIONS
Section 11.2 Entire Contract
This Contract, including the Application, amendments, endorsements, letter agreements, certificates, specification page, if any, and Fixed and Separate Account or other riders, if any, constitute the entire contract between Employer and Empower.
All statements in the Application, in the absence of fraud, have been accepted as representations and not warranties. Only the President, Vice-President, or the Secretary of Empower, or their authorized designees, can agree on behalf of Empower to modify any provisions of this Contract.
One or more provisions of this Contract may be clarified by letter agreement, amendment, or other writing executed by both Empower and Employer.
No Premium/applicable tax.

UT
VT

STATE	GROUP CONTRACT
VA
Contract
DEFINITIONS:
ERISA – Employee Retirement Income Security Act.
Request – an inquiry or instruction to Empower. A valid Request must be: (1) received by Empower at its Administrative Offices in good order; and (2) submitted in accordance with the provisions of this Contract, or as required by Empower. The Request is subject to any action taken by Empower before the Request was processed.
SECTION 11. GENERAL PROVISIONS
Section 11.9 Notices
Any notice or demand by Empower to or upon Employer or any Payee may be given by mailing it to that person’s last known address as stated in Empower’s file via the United States Postal Service or last known email address or facsimile number on file.
An application, report, Request, election, direction, notice or demand by Employer or a Payee will be made to Empower. When Empower requires it, Employer will obtain the signature of the Payee on forms provided by Empower. Empower must first approve any written materials developed by any other person describing this Contract.

WA	Contract The type of contract must be stated: GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
WV	Any certificates must include: “This Certificate shall be governed by the laws of the State of Colorado” on the cover page. Applicable to any annuity certificate issued upon annuitization.
WI
WY

The Statement of Additional Information (“SAI”), dated May 1, 2026, includes additional information about the Series Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus, which means it is legally part of this Prospectus. The SAI is available without charge, upon request.
To request the SAI, information incorporated by reference into this Prospectus, or other information about the about the Group Contract, or to update your information or make inquiries about the Group Contract, contact Empower toll-free at (855) 756-4738 or via email at participantservices@empower.com. Please include the following in your email: (i) your name; (ii) address; and (iii) employer’s name or Plan number.
We have filed a registration statement with the SEC under the 1933 Act relating to the Group Contracts offered by this Prospectus. Please consult the registration statement and exhibits for further information relating to us and the Group Contracts. Statements contained in this Prospectus, regarding the content of the Group Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, please consult the instruments filed as exhibits to the registration statement.
Reports and other information about the Series Account are available on the SEC’s website (http://www.sec.gov). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000031732

FUTUREFUNDS SERIES ACCOUNT
Group Flexible Premium Variable Annuity Contracts
issued by
Empower Annuity Insurance Company of America
8515 East Orchard Road
Greenwood Village, CO 80111
Telephone: (800) 701-8255 (U.S.)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but contains additional information to the Prospectus, dated May 1, 2026, which is available without charge by contacting Empower Annuity Insurance Company of America at the above address or at the above telephone number.
The date of this Statement of Additional Information is May 1, 2026.

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Group Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Definitions.”
Empower Annuity Insurance Company of America
Empower Annuity Insurance Company of America (“Empower” or the “Company”), the issuer of the Group Contracts, is a stock life insurance company organized under the laws of the State of Colorado that is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, and the U.S. Virgin Islands.
The Company was originally organized under the laws of the State of Kansas as the National Internment Association. Its name was changed to Ranger National Life Insurance Company in 1963, then to Insuramerica Corporation, and then to Great-West Life & Annuity Insurance Company in 1982, prior to adopting our current name in 2022. In September 1990, the Company was re-domesticated under the laws of the State of Colorado.
Empower is a direct wholly-owned subsidiary of Empower Holdings, LLC (“Empower Holdings”), a Delaware limited liability company. Empower Holdings is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company, and in Canada and Europe through The Canada Life Assurance Company and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation. The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Empower has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 East Orchard Road, Greenwood Village, CO 80111.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the Investment Company Act of 1940, as a separate account and a unit investment trust. This registration does not involve supervision of the Series Account or Empower by the SEC.
We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Empower may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Empower.
The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowner in the future based on our assessment of marketing needs and investment conditions.
1

Services
Safekeeping of Series Account Assets
The assets of the Series Account are held by Empower. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Empower. Empower maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by a financial institution bond issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian) per occurrence, which covers all officers and employees of Empower.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of FutureFunds Series Account of Empower Annuity Insurance Company of America as of and for the year or period ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the independent registered public accounting firm of FutureFunds Series Account of Empower Annuity Insurance Company of America.
Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company of America, as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report which expresses an unmodified opinion on the statutory-basis financial statements and an adverse opinion on the accounting principles generally accepted in the United States. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Group Contract has been provided by Carlton Fields, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Empower has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Purchase of Securities Being Offered
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with: 401(a) Plans; 401(k) Plans; 403(b) Plans; 457(b) or (f) Plans; 415(m) Plans; and NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or an Empower Financial Services representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
2

Distribution of The Group Contracts (Underwriters)
Empower Financial Services, Inc., is the principal underwriter and the distributor of the Group Contracts, and is a wholly-owned subsidiary of Empower. Empower Financial Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal office is located at 8515 East Orchard Road, Greenwood Village, CO 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Group Contract payable to Empower Financial Services agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. An expense allowance that will not exceed 40% of the maximum commission paid may also be paid to Empower Financial Services agents, independent registered insurance brokers, and other registered broker- dealers. Additionally, a maximum of 1% of Contributions may also be paid as a persistency bonus to qualifying brokers.
Compensation paid to Empower Financial Services registered representatives (insurance agents of Empower), independent registered insurance brokers and other broker-dealers is not paid directly by Group Contractowners or the Series Account. Empower and its affiliates intend to fund this compensation through fees and charges imposed under the Group Contract, and from profits on payments received by Empower and its affiliates for providing administrative, marketing, and other support and services to the Eligible Funds. (See “Payments We Receive” section of the Prospectus.) Empower and its affiliates pay a portion of the compensation received from Eligible Funds to Empower Financial Services registered representatives, independent registered insurance brokers and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Group Contracts, Empower and/or its affiliates also pay Empower Financial Services registered representatives additional cash and non-cash incentives to promote the sale of the Group Contract and other products distributed by Empower Financial Services including Portfolios of Empower Funds, which are Eligible Funds under the Group Contract. Empower and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which Empower Financial Services registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Empower and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, registered representatives of Empower Financial Services (agents of Empower) are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to Empower Financial Services registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Group Contract. These additional payments would be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an Empower Financial Services registered representatives to recommend or sell the Group Contract instead of other products, or recommend certain Eligible Funds under the Group Contract over other Eligible Funds, which may not necessarily be to your benefit.
You should ask your Empower Financial Services registered representative, independent registered insurance broker, or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Group Contract.
Annuity Payment Options
The Group Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments, or a combination of both. If you select a variable payment option, your payments will reflect the investment experience of the Investment Division(s) you select. Income can be guaranteed for your lifetime and/or your Spouse’s lifetime, or for a specified period of time, depending on (1) the options made available under the terms of your Plan and the Group Contract, and (2) your needs and circumstances.
Financial Statements
The financial statements for the Company should be distinguished from the financial statements of the Series Account, both of which are included herein, and should be considered only as a bearing upon the ability of the Company to meet its obligations under the Group Contract.
3

FutureFunds Series Account
of Empower Annuity
Insurance Company of
America
Annual Report
December 31, 2025

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Alger Balanced Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2	American Century Investments® Disciplined Core Value Fund - Investor Class	American Century Investments® Equity Income Fund - Investor Class	American Funds® The Growth Fund of America® - Class R-3
ASSETS:
Investments at fair value (1)	$2,396,565	$13,474,653	$294,825	$7,804,294	$17,646,238
Due from (due to) the Company	(28)	(88)	—	46	(18)
Purchase payments receivable	199	807	—	942	2,068
Receivable from fund shares sold	—	21,340	—	1,285	—
Total Assets	2,396,736	13,496,712	294,825	7,806,567	17,648,288

LIABILITIES:
Payable for fund shares purchased	199	—	—	—	2,068
Redemptions payable	—	22,147	—	2,227	—
Total Liabilities	199	22,147	—	2,227	2,068

NET ASSETS	$2,396,537	$13,474,565	$294,825	$7,804,340	$17,646,220

NET ASSETS REPRESENTED BY:
Accumulation units	$2,396,537	$13,474,565	$294,825	$7,804,340	$17,646,220

ACCUMULATION UNITS OUTSTANDING	57,614	219,512	7,045	129,105	271,454

UNIT VALUE (ACCUMULATION)	$41.60	$61.38	$41.85	$60.45	$65.01

(1) Cost of investments:	$2,032,854	$12,826,981	$276,165	$8,093,344	$14,280,509
Shares of investments:	106,231	565,687	7,660	922,493	227,840

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Artisan International Fund - Investor Class	ClearBridge Value Fund - Class FI	Columbia Select Mid Cap Value Fund - Class R	Davis New York Venture Fund - Class R	Empower Aggressive Profile Fund - Investor Class
ASSETS:
Investments at fair value (1)	$12,412,220	$1,245,400	$1,414,738	$5,887,822	$38,884,179
Due from (due to) the Company	(12)	(21)	(7)	(3)	(89)
Purchase payments receivable	934	—	799	336	1,950
Receivable from fund shares sold	—	—	1,083	2,282	—
Total Assets	12,413,142	1,245,379	1,416,613	5,890,437	38,886,040

LIABILITIES:
Payable for fund shares purchased	344	—	—	—	1,950
Redemptions payable	590	—	1,882	2,618	—
Total Liabilities	934	—	1,882	2,618	1,950

NET ASSETS	$12,412,208	$1,245,379	$1,414,731	$5,887,819	$38,884,090

NET ASSETS REPRESENTED BY:
Accumulation units	$12,412,208	$1,245,379	$1,414,731	$5,887,819	$38,884,090

ACCUMULATION UNITS OUTSTANDING	385,162	34,023	40,353	138,163	1,897,046

UNIT VALUE (ACCUMULATION)	$32.23	$36.60	$35.06	$42.62	$20.50

(1) Cost of investments:	$11,990,386	$897,102	$1,279,743	$5,546,900	$38,793,203
Shares of investments:	415,681	10,344	97,703	202,958	6,437,778

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Empower Bond Index Fund - Investor Class	Empower Conservative Profile Fund - Investor Class	Empower International Value Fund - Investor Class	Empower Large Cap Value Fund - Investor II Class	Empower Lifetime 2015 Fund - Investor Class
ASSETS:
Investments at fair value (1)	$9,167,717	$23,938,571	$26,537,382	$46,999,863	$3,988,401
Due from (due to) the Company	(19)	(20)	4	36	(7)
Purchase payments receivable	929	216	1,805	1,872	—
Receivable from fund shares sold	2,201	—	36,465	33,648	—
Total Assets	9,170,828	23,938,767	26,575,656	47,035,419	3,988,394

LIABILITIES:
Payable for fund shares purchased	—	216	—	—	—
Redemptions payable	3,130	—	38,270	35,520	—
Total Liabilities	3,130	216	38,270	35,520	—

NET ASSETS	$9,167,698	$23,938,551	$26,537,386	$46,999,899	$3,988,394

NET ASSETS REPRESENTED BY:
Accumulation units	$9,167,698	$23,938,551	$26,537,386	$46,999,899	$3,988,394

ACCUMULATION UNITS OUTSTANDING	447,789	1,733,818	484,185	2,431,236	141,019

UNIT VALUE (ACCUMULATION)	$20.47	$13.81	$54.81	$19.33	$28.28

(1) Cost of investments:	$9,154,422	$23,974,849	$20,575,351	$38,995,955	$3,901,646
Shares of investments:	704,126	3,084,867	1,672,173	3,568,706	289,855

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Empower Lifetime 2025 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2055 Fund - Investor Class	Empower Mid Cap Value Fund - Investor Class
ASSETS:
Investments at fair value (1)	$4,868,644	$9,782,449	$8,862,680	$5,891,792	$33,962,566
Due from (due to) the Company	65	102	199	62	44
Purchase payments receivable	—	1,549	2,641	5,343	1,855
Receivable from fund shares sold	—	—	—	—	—
Total Assets	4,868,709	9,784,100	8,865,520	5,897,197	33,964,465

LIABILITIES:
Payable for fund shares purchased	—	1,549	2,641	5,343	1,855
Redemptions payable	—	—	—	—	—
Total Liabilities	—	1,549	2,641	5,343	1,855

NET ASSETS	$4,868,709	$9,782,551	$8,862,879	$5,891,854	$33,962,610

NET ASSETS REPRESENTED BY:
Accumulation units	$4,868,709	$9,782,551	$8,862,879	$5,891,854	$33,962,610

ACCUMULATION UNITS OUTSTANDING	144,916	236,277	199,336	129,589	309,147

UNIT VALUE (ACCUMULATION)	$33.60	$41.40	$44.46	$45.47	$109.86

(1) Cost of investments:	$4,594,942	$9,111,554	$8,020,687	$5,141,362	$41,790,085
Shares of investments:	331,426	647,416	562,353	282,174	2,413,828

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Empower Moderate Profile Fund - Investor Class	Empower Moderately Aggressive Profile Fund - Investor Class	Empower Moderately Conservative Profile Fund - Investor Class	Empower Multi-Sector Bond Fund - Investor Class	Empower S&P 500® Index Fund - Investor Class
ASSETS:
Investments at fair value (1)	$52,045,765	$54,111,913	$8,701,735	$9,225,539	$224,351,156
Due from (due to) the Company	94	90	(61)	4	54
Purchase payments receivable	4,832	3,497	269	615	144,391
Receivable from fund shares sold	107,514	—	—	—	—
Total Assets	52,158,205	54,115,500	8,701,943	9,226,158	224,495,601

LIABILITIES:
Payable for fund shares purchased	—	2,049	269	604	84,196
Redemptions payable	112,346	1,448	—	11	60,195
Total Liabilities	112,346	3,497	269	615	144,391

NET ASSETS	$52,045,859	$54,112,003	$8,701,674	$9,225,543	$224,351,210

NET ASSETS REPRESENTED BY:
Accumulation units	$52,045,859	$54,112,003	$8,701,674	$9,225,543	$224,351,210

ACCUMULATION UNITS OUTSTANDING	3,207,119	3,064,423	586,293	191,344	7,954,467

UNIT VALUE (ACCUMULATION)	$16.23	$17.66	$14.84	$48.21	$28.20

(1) Cost of investments:	$53,837,653	$54,662,199	$8,717,357	$9,075,908	$123,658,312
Shares of investments:	7,933,806	7,253,608	1,038,393	681,354	5,103,529

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Small Cap Value Fund - Investor Class	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class	Empower U.S. Government Securities Fund - Investor Class	Federated Hermes Government Obligations - Service Shares
ASSETS:
Investments at fair value (1)	$23,114,583	$6,475,250	$29,075,469	$11,817,953	$28,483,283
Due from (due to) the Company	6	2	3	3	(180)
Purchase payments receivable	770	393	4,224	1,772	325,746
Receivable from fund shares sold	38,271	28,658	37,264	—	—
Total Assets	23,153,630	6,504,303	29,116,960	11,819,728	28,808,849

LIABILITIES:
Payable for fund shares purchased	—	—	—	1,547	323,678
Redemptions payable	39,041	29,051	41,488	225	2,068
Total Liabilities	39,041	29,051	41,488	1,772	325,746

NET ASSETS	$23,114,589	$6,475,252	$29,075,472	$11,817,956	$28,483,103

NET ASSETS REPRESENTED BY:
Accumulation units	$23,114,589	$6,475,252	$29,075,472	$11,817,956	$28,483,103

ACCUMULATION UNITS OUTSTANDING	231,954	95,377	262,349	492,749	2,706,912

UNIT VALUE (ACCUMULATION)	$99.65	$67.89	$110.83	$23.98	$10.52

(1) Cost of investments:	$22,335,876	$4,911,847	$22,909,924	$12,451,674	$28,483,283
Shares of investments:	1,790,440	162,613	762,335	1,062,766	28,483,283

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A (2)	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Franklin Small-Mid Cap Growth Fund - Class A	Invesco American Franchise Fund - Class A
ASSETS:
Investments at fair value (1)	$2,753,148	$57,896,200	$115,913,993	$131,597	$774,256
Due from (due to) the Company	7	(25)	(17)	—	(6)
Purchase payments receivable	47	2,849	4,543	—	—
Receivable from fund shares sold	3,088	84,139	19,224	—	—
Total Assets	2,756,290	57,983,163	115,937,743	131,597	774,250

LIABILITIES:
Payable for fund shares purchased	—	—	—	—	—
Redemptions payable	3,135	86,988	23,767	—	—
Total Liabilities	3,135	86,988	23,767	—	—

NET ASSETS	$2,753,155	$57,896,175	$115,913,976	$131,597	$774,250

NET ASSETS REPRESENTED BY:
Accumulation units	$2,753,155	$57,896,175	$115,913,976	$131,597	$774,250

ACCUMULATION UNITS OUTSTANDING	83,032	482,406	728,913	3,767	19,983

UNIT VALUE (ACCUMULATION)	$33.16	$120.02	$159.02	$34.93	$38.75

(1) Cost of investments:	$2,948,618	$42,854,875	$101,426,647	$155,484	$604,363
Shares of investments:	137,314	966,709	1,186,185	3,537	27,025

(2) Federated Hermes Equity Income Fund, Inc. - Class A, name changed to Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A, effective October 27, 2025.
The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Invesco Comstock Fund - Class R	Invesco Discovery Large Cap Fund - Class A	Invesco Discovery Mid Cap Growth Fund - Class A	Invesco Global Fund - Class A	Invesco Small Cap Growth Fund - Class A
ASSETS:
Investments at fair value (1)	$1,969,773	$5,199,339	$1,286,405	$12,763,368	$569,421
Due from (due to) the Company	6	(24)	(5)	12	—
Purchase payments receivable	5,861	46	255	5,465	23
Receivable from fund shares sold	—	—	—	—	—
Total Assets	1,975,640	5,199,361	1,286,655	12,768,845	569,444

LIABILITIES:
Payable for fund shares purchased	5,861	46	255	5,465	23
Redemptions payable	—	—	—	—	—
Total Liabilities	5,861	46	255	5,465	23

NET ASSETS	$1,969,779	$5,199,315	$1,286,400	$12,763,380	$569,421

NET ASSETS REPRESENTED BY:
Accumulation units	$1,969,779	$5,199,315	$1,286,400	$12,763,380	$569,421

ACCUMULATION UNITS OUTSTANDING	44,424	86,110	46,703	229,499	11,027

UNIT VALUE (ACCUMULATION)	$44.34	$60.38	$27.54	$55.61	$51.64

(1) Cost of investments:	$1,876,411	$4,134,794	$1,223,719	$13,489,820	$692,823
Shares of investments:	63,974	61,183	47,840	147,553	20,142

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Invesco Value Opportunities Fund - Class R	Janus Henderson Forty Fund - Class T	Janus Henderson Global Research Fund - Class T	Janus Henderson Research Fund - Class T	Janus Henderson VIT Global Research Portfolio - Institutional Shares
ASSETS:
Investments at fair value (1)	$845,848	$7,214,730	$992,883	$93,581	$2,188,068
Due from (due to) the Company	—	—	(19)	—	—
Purchase payments receivable	22	255	—	—	—
Receivable from fund shares sold	1,281	74,638	—	—	—
Total Assets	847,151	7,289,623	992,864	93,581	2,188,068

LIABILITIES:
Redemptions payable	1,303	74,893	—	—	—
Total Liabilities	1,303	74,893	—	—	—

NET ASSETS	$845,848	$7,214,730	$992,864	$93,581	$2,188,068

NET ASSETS REPRESENTED BY:
Accumulation units	$845,848	$7,214,730	$992,864	$93,581	$2,188,068

ACCUMULATION UNITS OUTSTANDING	19,602	210,077	38,782	2,630	38,322

UNIT VALUE (ACCUMULATION)	$43.15	$34.34	$25.60	$35.58	$57.10

(1) Cost of investments:	$704,386	$6,099,923	$622,700	$60,502	$1,523,006
Shares of investments:	37,001	133,359	8,184	1,046	27,464

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Lord Abbett Value Opportunities Fund - Class A	MFS® Growth Fund - Class A	NYLI WMC Small Companies Fund - Class A	PIMCO Total Return Fund - Administrative Class	Putnam High Yield Fund - Class R
ASSETS:
Investments at fair value (1)	$720,815	$179,455	$44,155	$5,755,925	$1,475,486
Due from (due to) the Company	3	33	(4)	153	(2)
Purchase payments receivable	176	—	—	796	2,301
Receivable from fund shares sold	6	—	—	—	—
Total Assets	721,000	179,488	44,151	5,756,874	1,477,785

LIABILITIES:
Payable for fund shares purchased	—	—	—	796	2,293
Redemptions payable	182	—	—	—	8
Total Liabilities	182	—	—	796	2,301

NET ASSETS	$720,818	$179,488	$44,151	$5,756,078	$1,475,484

NET ASSETS REPRESENTED BY:
Accumulation units	$720,818	$179,488	$44,151	$5,756,078	$1,475,484

ACCUMULATION UNITS OUTSTANDING	17,382	2,092	1,680	272,000	64,832

UNIT VALUE (ACCUMULATION)	$41.47	$85.80	$26.28	$21.16	$22.76

(1) Cost of investments:	$721,209	$153,454	$38,835	$5,786,893	$1,453,431
Shares of investments:	40,269	1,028	1,543	649,653	275,277

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	INVESTMENT DIVISIONS
	Putnam International Small Cap Fund - Class R (3)	Royce Small-Cap Total Return Fund - Service Class	The Jensen Quality Growth Fund Inc. - Class R	Victory Pioneer Equity Income VCT Portfolio - Class II (4)	Victory RS Select Growth Fund - Class A
ASSETS:
Investments at fair value (1)	$1,122,052	$921,743	$1,006,509	$762,743	$271,659
Due from (due to) the Company	(3)	(1)	(13)	11	(5)
Purchase payments receivable	32	7	—	195	—
Receivable from fund shares sold	24,601	—	5,809	—	—
Total Assets	1,146,682	921,749	1,012,305	762,949	271,654

LIABILITIES:
Payable for fund shares purchased	—	7	—	195	—
Redemptions payable	24,633	—	5,809	—	—
Total Liabilities	24,633	7	5,809	195	—

NET ASSETS	$1,122,049	$921,742	$1,006,496	$762,754	$271,654

NET ASSETS REPRESENTED BY:
Accumulation units	$1,122,049	$921,742	$1,006,496	$762,754	$271,654

ACCUMULATION UNITS OUTSTANDING	60,194	30,206	18,710	16,026	5,616

UNIT VALUE (ACCUMULATION)	$18.64	$30.52	$53.79	$47.59	$48.37

(1) Cost of investments:	$1,062,393	$1,066,761	$1,063,869	$833,270	$334,294
Shares of investments:	25,782	127,665	23,234	61,661	12,629

The accompanying notes are an integral part of these financial statements.
(3) Putnam International Capital Opportunities Fund - Class R, name changed to Putnam International Small Cap Fund - Class R, effective September 30, 2025.
(4) Pioneer Equity Income VCT Portfolio - Class II, name changed to Victory Pioneer Equity Income VCT Portfolio - Class II, effective April 01, 2025.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
INVESTMENT DIVISIONS
Victory RS Small Cap Growth Fund - Class A
ASSETS:
Investments at fair value (1)	$776,676
Due from (due to) the Company	(18)
Purchase payments receivable	—
Receivable from fund shares sold	—
Total Assets	776,658

LIABILITIES:
Payable for fund shares purchased	—
Redemptions payable	—
Total Liabilities	—

NET ASSETS	$776,658

NET ASSETS REPRESENTED BY:
Accumulation units	$776,658

ACCUMULATION UNITS OUTSTANDING	43,289

UNIT VALUE (ACCUMULATION)	$17.94

(1) Cost of investments:	$913,394
Shares of investments:	13,216

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Alger Balanced Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2	American Century Investments® Disciplined Core Value Fund - Investor Class	American Century Investments® Equity Income Fund - Investor Class	American Funds® The Growth Fund of America® - Class R-3
INVESTMENT INCOME:
Dividends	$62,366	$—	$3,731	$188,264	$—

EXPENSES:
Mortality and expense risk	18,087	114,813	2,011	70,019	132,969

NET INVESTMENT INCOME (LOSS)	44,279	(114,813)	1,720	118,245	(132,969)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	225,305	—	20,969	574,226	1,722,000
Net realized gain (loss) on sale of fund shares	38,318	(141,376)	95	(45,915)	696,291
Change in unrealized appreciation (depreciation) on investments	(23,602)	2,177,555	13,571	216,492	569,024

Net realized and unrealized gain (loss) on investments	240,021	2,036,179	34,635	744,803	2,987,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$284,300	$1,921,366	$36,355	$863,048	$2,854,346

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Artisan International Fund - Investor Class	ClearBridge Value Fund - Class FI	Columbia Select Mid Cap Value Fund - Class R	Davis New York Venture Fund - Class R	Empower Aggressive Profile Fund - Investor Class
INVESTMENT INCOME:
Dividends	$202,189	$11,011	$3,825	$50,941	$697,734

EXPENSES:
Mortality and expense risk	92,737	12,407	8,464	40,398	180,848

NET INVESTMENT INCOME (LOSS)	109,452	(1,396)	(4,639)	10,543	516,886

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	2,077,491	86,945	70,011	636,976	2,714,770
Net realized gain (loss) on sale of fund shares	212,965	72,372	32,771	19,320	(463,428)
Change in unrealized appreciation (depreciation) on investments	931,944	(44,934)	20,774	775,973	3,261,445

Net realized and unrealized gain (loss) on investments	3,222,400	114,383	123,556	1,432,269	5,512,787

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,331,852	$112,987	$118,917	$1,442,812	$6,029,673

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower Bond Index Fund - Investor Class	Empower Conservative Profile Fund - Investor Class	Empower International Value Fund - Investor Class	Empower Large Cap Value Fund - Investor II Class	Empower Lifetime 2015 Fund - Investor Class
INVESTMENT INCOME:
Dividends	$246,764	$618,483	$385,885	$364,728	$98,780

EXPENSES:
Mortality and expense risk	65,526	71,951	189,764	462,068	25,866

NET INVESTMENT INCOME (LOSS)	181,238	546,532	196,121	(97,340)	72,914

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	184,434	1,112,041	2,024,944	41,826
Net realized gain (loss) on sale of fund shares	(25,858)	(128,822)	1,182,656	1,362,852	(5,546)
Change in unrealized appreciation (depreciation) on investments	390,927	1,329,220	4,940,919	3,544,396	228,498

Net realized and unrealized gain (loss) on investments	365,069	1,384,832	7,235,616	6,932,192	264,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$546,307	$1,931,364	$7,431,737	$6,834,852	$337,692

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower Lifetime 2025 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2055 Fund - Investor Class	Empower Mid Cap Value Fund - Investor Class
INVESTMENT INCOME:
Dividends	$111,170	$185,855	$144,728	$57,397	$1,444,792

EXPENSES:
Mortality and expense risk	38,239	57,989	56,567	29,041	331,931

NET INVESTMENT INCOME (LOSS)	72,931	127,866	88,161	28,356	1,112,861

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	85,275	216,502	241,784	113,454	529,695
Net realized gain (loss) on sale of fund shares	(27,538)	(25,262)	33,748	25,812	809,599
Change in unrealized appreciation (depreciation) on investments	356,152	850,617	829,546	661,878	(315,682)

Net realized and unrealized gain (loss) on investments	413,889	1,041,857	1,105,078	801,144	1,023,612

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$486,820	$1,169,723	$1,193,239	$829,500	$2,136,473

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower Moderate Profile Fund - Investor Class	Empower Moderately Aggressive Profile Fund - Investor Class	Empower Moderately Conservative Profile Fund - Investor Class	Empower Multi-Sector Bond Fund - Investor Class	Empower S&P 500® Index Fund - Investor Class
INVESTMENT INCOME:
Dividends	$1,152,153	$1,094,169	$197,959	$294,276	$628,540

EXPENSES:
Mortality and expense risk	323,897	288,761	47,232	70,119	2,144,659

NET INVESTMENT INCOME (LOSS)	828,256	805,408	150,727	224,157	(1,516,119)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	2,651,260	2,064,022	247,651	—	232,535
Net realized gain (loss) on sale of fund shares	(463,059)	(535,911)	(73,272)	1,215	15,674,436
Change in unrealized appreciation (depreciation) on investments	2,461,776	4,299,955	456,812	421,745	18,344,327

Net realized and unrealized gain (loss) on investments	4,649,977	5,828,066	631,191	422,960	34,251,298

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,478,233	$6,633,474	$781,918	$647,117	$32,735,179

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Small Cap Value Fund - Investor Class	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class	Empower U.S. Government Securities Fund - Investor Class	Federated Hermes Government Obligations - Service Shares
INVESTMENT INCOME:
Dividends	$503,473	$—	$—	$307,444	$1,099,869

EXPENSES:
Mortality and expense risk	207,580	58,013	246,527	113,994	247,757

NET INVESTMENT INCOME (LOSS)	295,893	(58,013)	(246,527)	193,450	852,112

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	1,139,729	31,469	486,497	—	—
Net realized gain (loss) on sale of fund shares	212,613	213,277	1,643,578	(153,433)	—
Change in unrealized appreciation (depreciation) on investments	(568,445)	7,134	(1,282,135)	588,852	—

Net realized and unrealized gain (loss) on investments	783,897	251,880	847,940	435,419	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,079,790	$193,867	$601,413	$628,869	$852,112

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A(1)	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Franklin Small-Mid Cap Growth Fund - Class A	Invesco American Franchise Fund - Class A
INVESTMENT INCOME:
Dividends	$27,138	$75,976	$322,185	$—	$—

EXPENSES:
Mortality and expense risk	22,155	453,350	1,053,100	992	7,249

NET INVESTMENT INCOME (LOSS)	4,983	(377,374)	(730,915)	(992)	(7,249)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	534,442	8,758,760	14,358,656	9,941	95,864
Net realized gain (loss) on sale of fund shares	35,789	3,580,079	4,615,123	(365)	24,761
Change in unrealized appreciation (depreciation) on investments	(252,112)	(1,577,777)	(3,254,216)	(5,892)	(45,904)

Net realized and unrealized gain (loss) on investments	318,119	10,761,062	15,719,563	3,684	74,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$323,102	$10,383,688	$14,988,648	$2,692	$67,472

(1) Federated Hermes Equity Income Fund, Inc. - Class A, name changed to Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A, effective October 27, 2025.
The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Invesco Comstock Fund - Class R	Invesco Discovery Large Cap Fund - Class A	Invesco Discovery Mid Cap Growth Fund - Class A	Invesco Global Fund - Class A	Invesco Small Cap Growth Fund - Class A
INVESTMENT INCOME:
Dividends	$23,005	$—	$—	$—	$—

EXPENSES:
Mortality and expense risk	10,470	46,854	13,464	91,374	5,455

NET INVESTMENT INCOME (LOSS)	12,535	(46,854)	(13,464)	(91,374)	(5,455)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	127,875	511,619	107,076	2,541,701	55,149
Net realized gain (loss) on sale of fund shares	2,116	178,822	6,844	80,062	(18,410)
Change in unrealized appreciation (depreciation) on investments	97,417	(51,647)	(63,396)	(942,324)	(10,852)

Net realized and unrealized gain (loss) on investments	227,408	638,794	50,524	1,679,439	25,887

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$239,943	$591,940	$37,060	$1,588,065	$20,432

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Invesco Value Opportunities Fund - Class R	Janus Henderson Forty Fund - Class T	Janus Henderson Global Research Fund - Class T	Janus Henderson Research Fund - Class T	Janus Henderson VIT Global Research Portfolio - Institutional Shares
INVESTMENT INCOME:
Dividends	$—	$—	$4,583	$79	$15,329

EXPENSES:
Mortality and expense risk	5,386	72,641	9,493	636	19,322

NET INVESTMENT INCOME (LOSS)	(5,386)	(72,641)	(4,910)	(557)	(3,993)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	80,776	830,325	70,366	9,946	176,602
Net realized gain (loss) on sale of fund shares	43,012	550,543	42,581	271	83,126
Change in unrealized appreciation (depreciation) on investments	18,582	(208,179)	61,614	4,219	112,770

Net realized and unrealized gain (loss) on investments	142,370	1,172,689	174,561	14,436	372,498

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$136,984	$1,100,048	$169,651	$13,879	$368,505

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Lord Abbett Value Opportunities Fund - Class A	MFS® Growth Fund - Class A	NYLI WMC Small Companies Fund - Class A	PIMCO Total Return Fund - Administrative Class	Putnam High Yield Fund - Class R
INVESTMENT INCOME:
Dividends	$1,760	$—	$—	$242,508	$69,164

EXPENSES:
Mortality and expense risk	3,649	943	464	45,438	7,260

NET INVESTMENT INCOME (LOSS)	(1,889)	(943)	(464)	197,070	61,904

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	43,219	27,901	—	—	—
Net realized gain (loss) on sale of fund shares	13,852	47,975	3,206	(98,633)	562
Change in unrealized appreciation (depreciation) on investments	(31,349)	(48,691)	512	343,991	24,452

Net realized and unrealized gain (loss) on investments	25,722	27,185	3,718	245,358	25,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,833	$26,242	$3,254	$442,428	$86,918

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Putnam International Small Cap Fund - Class R(2)	Royce Small-Cap Total Return Fund - Service Class	The Jensen Quality Growth Fund Inc. - Class R	Victory Pioneer Equity Income VCT Portfolio - Class II(3)	Victory RS Select Growth Fund - Class A
INVESTMENT INCOME:
Dividends	$62,855	$5,817	$215	$14,852	$—

EXPENSES:
Mortality and expense risk	8,487	6,681	9,131	6,616	2,463

NET INVESTMENT INCOME (LOSS)	54,368	(864)	(8,916)	8,236	(2,463)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	70,681	94,343	284,724	108,279	32,441
Net realized gain (loss) on sale of fund shares	25,269	(51,097)	36,352	(5,681)	(9,599)
Change in unrealized appreciation (depreciation) on investments	114,385	(34,591)	(279,694)	(36,071)	(6,503)

Net realized and unrealized gain (loss) on investments	210,335	8,655	41,382	66,527	16,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$264,703	$7,791	$32,466	$74,763	$13,876

(2) Putnam International Capital Opportunities Fund - Class R, name changed to Putnam International Small Cap Fund - Class R, effective September 30, 2025.
(3) Pioneer Equity Income VCT Portfolio - Class II, name changed to Victory Pioneer Equity Income VCT Portfolio - Class II, effective April 01, 2025.
The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
INVESTMENT DIVISIONS
Victory RS Small Cap Growth Fund - Class A
INVESTMENT INCOME:
Dividends	$—

EXPENSES:
Mortality and expense risk	8,238

NET INVESTMENT INCOME (LOSS)	(8,238)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(40,915)
Change in unrealized appreciation (depreciation) on investments	37,415

Net realized and unrealized gain (loss) on investments	(3,500)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,738)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Alger Balanced Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2	American Century Investments® Disciplined Core Value Fund - Investor Class	American Century Investments® Equity Income Fund - Investor Class	American Funds® The Growth Fund of America® - Class R-3
OPERATIONS:
Net investment income (loss)	$44,279	$(114,813)	$1,720	$118,245	$(132,969)
Realized gain distributions	225,305	—	20,969	574,226	1,722,000
Net realized gain (loss) on sale of fund shares	38,318	(141,376)	95	(45,915)	696,291
Change in unrealized appreciation (depreciation) on investments	(23,602)	2,177,555	13,571	216,492	569,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	284,300	1,921,366	36,355	863,048	2,854,346

CONTRACT TRANSACTIONS:
Purchase payments received	45,035	132,113	—	193,743	356,455
Transfers for contract benefits and terminations	(128,518)	(1,239,685)	—	(1,335,571)	(1,384,513)
Net transfers	224,471	147,300	—	(560,585)	(33,747)
Contract maintenance charge	(2,064)	(3,266)	—	(5,535)	(3,096)
Other, Net	(1,038)	253	—	(7,430)	13,798

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	137,886	(963,285)	—	(1,715,378)	(1,051,103)

TOTAL INCREASE (DECREASE) IN NET ASSETS	422,186	958,081	36,355	(852,330)	1,803,243

NET ASSETS:
Beginning of period	1,974,351	12,516,484	258,470	8,656,670	15,842,977
End of period	$2,396,537	$13,474,565	$294,825	$7,804,340	$17,646,220

CHANGES IN UNITS OUTSTANDING:
Units issued	6,090	8,849	—	4,316	9,777
Units redeemed	(3,335)	(25,074)	—	(32,467)	(26,708)

Net increase (decrease)	2,755	(16,225)	—	(28,151)	(16,931)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Artisan International Fund - Investor Class	ClearBridge Value Fund - Class FI	Columbia Select Mid Cap Value Fund - Class R	Davis New York Venture Fund - Class R	Empower Aggressive Profile Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$109,452	$(1,396)	$(4,639)	$10,543	$516,886
Realized gain distributions	2,077,491	86,945	70,011	636,976	2,714,770
Net realized gain (loss) on sale of fund shares	212,965	72,372	32,771	19,320	(463,428)
Change in unrealized appreciation (depreciation) on investments	931,944	(44,934)	20,774	775,973	3,261,445

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,331,852	112,987	118,917	1,442,812	6,029,673

CONTRACT TRANSACTIONS:
Purchase payments received	257,953	3,194	18,035	250,228	530,028
Transfers for contract benefits and terminations	(1,465,256)	(149,213)	(96,503)	(726,212)	(3,746,323)
Net transfers	274,873	(6,472)	341,679	(2,078,896)	(1,310,328)
Contract maintenance charge	(7,224)	(256)	(344)	(15,723)	(15,721)
Other, Net	10,114	—	(601)	(1,603)	(9,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(929,540)	(152,747)	262,266	(2,572,206)	(4,551,989)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,402,312	(39,760)	381,183	(1,129,394)	1,477,684

NET ASSETS:
Beginning of period	10,009,896	1,285,139	1,033,548	7,017,213	37,406,406
End of period	$12,412,208	$1,245,379	$1,414,731	$5,887,819	$38,884,090

CHANGES IN UNITS OUTSTANDING:
Units issued	19,448	84	10,163	7,756	33,285
Units redeemed	(56,452)	(4,413)	(3,628)	(73,258)	(267,731)

Net increase (decrease)	(37,004)	(4,329)	6,535	(65,502)	(234,446)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower Bond Index Fund - Investor Class	Empower Conservative Profile Fund - Investor Class	Empower International Value Fund - Investor Class	Empower Large Cap Value Fund - Investor II Class	Empower Lifetime 2015 Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$181,238	$546,532	$196,121	$(97,340)	$72,914
Realized gain distributions	—	184,434	1,112,041	2,024,944	41,826
Net realized gain (loss) on sale of fund shares	(25,858)	(128,822)	1,182,656	1,362,852	(5,546)
Change in unrealized appreciation (depreciation) on investments	390,927	1,329,220	4,940,919	3,544,396	228,498

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	546,307	1,931,364	7,431,737	6,834,852	337,692

CONTRACT TRANSACTIONS:
Purchase payments received	255,828	259,604	469,078	464,726	238,375
Transfers for contract benefits and terminations	(1,963,964)	(4,700,335)	(2,017,653)	(5,513,109)	(94,212)
Net transfers	1,434,735	129,325	297,680	(218,359)	1,924
Contract maintenance charge	(22,057)	(2,513)	(28,825)	(13,490)	(5,089)
Other, Net	1,952	3,134	(9,527)	22,877	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(293,506)	(4,310,785)	(1,289,247)	(5,257,355)	140,998

TOTAL INCREASE (DECREASE) IN NET ASSETS	252,801	(2,379,421)	6,142,490	1,577,497	478,690

NET ASSETS:
Beginning of period	8,914,897	26,317,972	20,394,896	45,422,402	3,509,704
End of period	$9,167,698	$23,938,551	$26,537,386	$46,999,899	$3,988,394

CHANGES IN UNITS OUTSTANDING:
Units issued	85,273	176,387	31,921	34,763	11,398
Units redeemed	(104,797)	(500,489)	(53,906)	(326,051)	(6,724)

Net increase (decrease)	(19,524)	(324,102)	(21,985)	(291,288)	4,674

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower Lifetime 2025 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2055 Fund - Investor Class	Empower Mid Cap Value Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$72,931	$127,866	$88,161	$28,356	$1,112,861
Realized gain distributions	85,275	216,502	241,784	113,454	529,695
Net realized gain (loss) on sale of fund shares	(27,538)	(25,262)	33,748	25,812	809,599
Change in unrealized appreciation (depreciation) on investments	356,152	850,617	829,546	661,878	(315,682)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	486,820	1,169,723	1,193,239	829,500	2,136,473

CONTRACT TRANSACTIONS:
Purchase payments received	418,158	491,086	615,920	569,474	196,679
Transfers for contract benefits and terminations	(1,080,433)	(585,034)	(333,673)	(126,198)	(2,677,925)
Net transfers	(229,330)	170,663	(10,771)	(58,027)	(345,130)
Contract maintenance charge	(3,084)	(3,934)	(6,147)	(6,859)	(5,783)
Other, Net	242	(3,881)	(33,393)	4,485	2,112

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(894,447)	68,900	231,936	382,875	(2,830,047)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(407,627)	1,238,623	1,425,175	1,212,375	(693,574)

NET ASSETS:
Beginning of period	5,276,336	8,543,928	7,437,704	4,679,479	34,656,184
End of period	$4,868,709	$9,782,551	$8,862,879	$5,891,854	$33,962,610

CHANGES IN UNITS OUTSTANDING:
Units issued	17,526	18,732	18,837	16,388	6,837
Units redeemed	(47,810)	(17,323)	(13,027)	(7,106)	(38,414)

Net increase (decrease)	(30,284)	1,409	5,810	9,282	(31,577)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower Moderate Profile Fund - Investor Class	Empower Moderately Aggressive Profile Fund - Investor Class	Empower Moderately Conservative Profile Fund - Investor Class	Empower Multi-Sector Bond Fund - Investor Class	Empower S&P 500® Index Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$828,256	$805,408	$150,727	$224,157	$(1,516,119)
Realized gain distributions	2,651,260	2,064,022	247,651	—	232,535
Net realized gain (loss) on sale of fund shares	(463,059)	(535,911)	(73,272)	1,215	15,674,436
Change in unrealized appreciation (depreciation) on investments	2,461,776	4,299,955	456,812	421,745	18,344,327

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,478,233	6,633,474	781,918	647,117	32,735,179

CONTRACT TRANSACTIONS:
Purchase payments received	1,063,553	987,653	125,860	160,898	1,341,209
Transfers for contract benefits and terminations	(4,836,849)	(5,586,895)	(1,547,877)	(1,194,802)	(26,330,035)
Net transfers	(347,733)	(128,418)	724,965	(296,808)	(2,234,993)
Contract maintenance charge	(15,741)	(20,604)	(2,413)	(10,560)	(58,725)
Other, Net	1,057	(34,108)	12,811	8,461	29,210

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(4,135,713)	(4,782,372)	(686,654)	(1,332,811)	(27,253,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,342,520	1,851,102	95,264	(685,694)	5,481,845

NET ASSETS:
Beginning of period	50,703,339	52,260,901	8,606,410	9,911,237	218,869,365
End of period	$52,045,859	$54,112,003	$8,701,674	$9,225,543	$224,351,210

CHANGES IN UNITS OUTSTANDING:
Units issued	118,446	92,907	93,413	8,889	132,603
Units redeemed	(380,671)	(376,372)	(141,862)	(35,927)	(1,191,128)

Net increase (decrease)	(262,225)	(283,465)	(48,449)	(27,038)	(1,058,525)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Small Cap Value Fund - Investor Class	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class	Empower U.S. Government Securities Fund - Investor Class	Federated Hermes Government Obligations - Service Shares
OPERATIONS:
Net investment income (loss)	$295,893	$(58,013)	$(246,527)	$193,450	$852,112
Realized gain distributions	1,139,729	31,469	486,497	—	—
Net realized gain (loss) on sale of fund shares	212,613	213,277	1,643,578	(153,433)	—
Change in unrealized appreciation (depreciation) on investments	(568,445)	7,134	(1,282,135)	588,852	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,079,790	193,867	601,413	628,869	852,112

CONTRACT TRANSACTIONS:
Purchase payments received	253,076	85,727	287,509	344,316	434,860
Transfers for contract benefits and terminations	(1,976,606)	(597,170)	(3,021,750)	(1,887,597)	(6,585,293)
Net transfers	(863,800)	33,536	(119,513)	1,310,533	5,864,678
Contract maintenance charge	(16,019)	(765)	(8,896)	(9,331)	(34,579)
Other, Net	(1,250)	1,301	7,338	4,796	(382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(2,604,599)	(477,371)	(2,855,312)	(237,283)	(320,716)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,524,809)	(283,504)	(2,253,899)	391,586	531,396

NET ASSETS:
Beginning of period	24,639,398	6,758,756	31,329,371	11,426,370	27,951,707
End of period	$23,114,589	$6,475,252	$29,075,472	$11,817,956	$28,483,103

CHANGES IN UNITS OUTSTANDING:
Units issued	5,659	2,401	8,758	70,880	647,477
Units redeemed	(32,083)	(9,394)	(33,874)	(81,171)	(679,515)

Net increase (decrease)	(26,424)	(6,993)	(25,116)	(10,291)	(32,038)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A(1)	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Franklin Small-Mid Cap Growth Fund - Class A	Invesco American Franchise Fund - Class A
OPERATIONS:
Net investment income (loss)	$4,983	$(377,374)	$(730,915)	$(992)	$(7,249)
Realized gain distributions	534,442	8,758,760	14,358,656	9,941	95,864
Net realized gain (loss) on sale of fund shares	35,789	3,580,079	4,615,123	(365)	24,761
Change in unrealized appreciation (depreciation) on investments	(252,112)	(1,577,777)	(3,254,216)	(5,892)	(45,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	323,102	10,383,688	14,988,648	2,692	67,472

CONTRACT TRANSACTIONS:
Purchase payments received	47,400	552,705	612,051	—	1,174
Transfers for contract benefits and terminations	(328,450)	(6,807,988)	(11,553,406)	(2,353)	(103,183)
Net transfers	271,820	78,227	(2,145,763)	4	7,932
Contract maintenance charge	(549)	(10,794)	(30,771)	—	(171)
Other, Net	1,982	10,158	(25,148)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(7,797)	(6,177,692)	(13,143,037)	(2,349)	(94,248)

TOTAL INCREASE (DECREASE) IN NET ASSETS	315,305	4,205,996	1,845,611	343	(26,776)

NET ASSETS:
Beginning of period	2,437,850	53,690,179	114,068,365	131,254	801,026
End of period	$2,753,155	$57,896,175	$115,913,976	$131,597	$774,250

CHANGES IN UNITS OUTSTANDING:
Units issued	13,741	11,048	12,788	—	248
Units redeemed	(14,392)	(66,864)	(102,744)	(65)	(3,225)

Net increase (decrease)	(651)	(55,816)	(89,956)	(65)	(2,977)

(1) Federated Hermes Equity Income Fund, Inc. - Class A, name changed to Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A, effective October 27, 2025.
The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Invesco Comstock Fund - Class R	Invesco Discovery Large Cap Fund - Class A	Invesco Discovery Mid Cap Growth Fund - Class A	Invesco Global Fund - Class A	Invesco Small Cap Growth Fund - Class A
OPERATIONS:
Net investment income (loss)	$12,535	$(46,854)	$(13,464)	$(91,374)	$(5,455)
Realized gain distributions	127,875	511,619	107,076	2,541,701	55,149
Net realized gain (loss) on sale of fund shares	2,116	178,822	6,844	80,062	(18,410)
Change in unrealized appreciation (depreciation) on investments	97,417	(51,647)	(63,396)	(942,324)	(10,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	239,943	591,940	37,060	1,588,065	20,432

CONTRACT TRANSACTIONS:
Purchase payments received	23,505	87,417	20,570	133,829	419
Transfers for contract benefits and terminations	(93,109)	(408,759)	(86,453)	(984,310)	(63,120)
Net transfers	279,834	285,164	(11,439)	102,955	(60,499)
Contract maintenance charge	(224)	(1,368)	(699)	(2,166)	(343)
Other, Net	10	2,415	(227)	2,004	(172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	210,016	(35,131)	(78,248)	(747,688)	(123,715)

TOTAL INCREASE (DECREASE) IN NET ASSETS	449,959	556,809	(41,188)	840,377	(103,283)

NET ASSETS:
Beginning of period	1,519,820	4,642,506	1,327,588	11,923,003	672,704
End of period	$1,969,779	$5,199,315	$1,286,400	$12,763,380	$569,421

CHANGES IN UNITS OUTSTANDING:
Units issued	6,452	9,024	935	7,851	7
Units redeemed	(2,488)	(8,294)	(3,856)	(22,263)	(2,516)

Net increase (decrease)	3,964	730	(2,921)	(14,412)	(2,509)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Invesco Value Opportunities Fund - Class R	Janus Henderson Forty Fund - Class T	Janus Henderson Global Research Fund - Class T	Janus Henderson Research Fund - Class T	Janus Henderson VIT Global Research Portfolio - Institutional Shares
OPERATIONS:
Net investment income (loss)	$(5,386)	$(72,641)	$(4,910)	$(557)	$(3,993)
Realized gain distributions	80,776	830,325	70,366	9,946	176,602
Net realized gain (loss) on sale of fund shares	43,012	550,543	42,581	271	83,126
Change in unrealized appreciation (depreciation) on investments	18,582	(208,179)	61,614	4,219	112,770

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	136,984	1,100,048	169,651	13,879	368,505

CONTRACT TRANSACTIONS:
Purchase payments received	11,598	39,411	4,453	—	—
Transfers for contract benefits and terminations	(72,346)	(1,023,240)	(62,819)	—	(130,886)
Net transfers	63,080	(451,035)	(16,469)	—	(35,676)
Contract maintenance charge	(372)	(3,856)	(445)	—	(594)
Other, Net	33	(397)	394	—	422

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	1,993	(1,439,117)	(74,886)	—	(166,734)

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,977	(339,069)	94,765	13,879	201,771

NET ASSETS:
Beginning of period	706,871	7,553,799	898,099	79,702	1,986,297
End of period	$845,848	$7,214,730	$992,864	$93,581	$2,188,068

CHANGES IN UNITS OUTSTANDING:
Units issued	3,306	2,728	2,121	—	8
Units redeemed	(2,982)	(49,436)	(4,025)	—	(3,350)

Net increase (decrease)	324	(46,708)	(1,904)	—	(3,342)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Lord Abbett Value Opportunities Fund - Class A	MFS® Growth Fund - Class A	NYLI WMC Small Companies Fund - Class A	PIMCO Total Return Fund - Administrative Class	Putnam High Yield Fund - Class R
OPERATIONS:
Net investment income (loss)	$(1,889)	$(943)	$(464)	$197,070	$61,904
Realized gain distributions	43,219	27,901	—	—	—
Net realized gain (loss) on sale of fund shares	13,852	47,975	3,206	(98,633)	562
Change in unrealized appreciation (depreciation) on investments	(31,349)	(48,691)	512	343,991	24,452

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,833	26,242	3,254	442,428	86,918

CONTRACT TRANSACTIONS:
Purchase payments received	35,001	2,043	1,667	143,359	22,832
Transfers for contract benefits and terminations	(94,979)	(94,532)	(421)	(631,086)	(79,338)
Net transfers	190,717	6,974	(7,540)	247,209	425,274
Contract maintenance charge	(1,217)	(184)	(158)	(1,120)	(619)
Other, Net	(623)	26	(68)	5,134	(119)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	128,899	(85,673)	(6,520)	(236,504)	368,030

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,732	(59,431)	(3,266)	205,924	454,948

NET ASSETS:
Beginning of period	568,086	238,919	47,417	5,550,154	1,020,536
End of period	$720,818	$179,488	$44,151	$5,756,078	$1,475,484

CHANGES IN UNITS OUTSTANDING:
Units issued	5,930	952	137	22,906	20,682
Units redeemed	(2,228)	(2,024)	(487)	(32,944)	(4,459)

Net increase (decrease)	3,702	(1,072)	(350)	(10,038)	16,223

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	INVESTMENT DIVISIONS
	Putnam International Small Cap Fund - Class R(2)	Royce Small-Cap Total Return Fund - Service Class	The Jensen Quality Growth Fund Inc. - Class R	Victory Pioneer Equity Income VCT Portfolio - Class II(3)	Victory RS Select Growth Fund - Class A
OPERATIONS:
Net investment income (loss)	$54,368	$(864)	$(8,916)	$8,236	$(2,463)
Realized gain distributions	70,681	94,343	284,724	108,279	32,441
Net realized gain (loss) on sale of fund shares	25,269	(51,097)	36,352	(5,681)	(9,599)
Change in unrealized appreciation (depreciation) on investments	114,385	(34,591)	(279,694)	(36,071)	(6,503)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	264,703	7,791	32,466	74,763	13,876

CONTRACT TRANSACTIONS:
Purchase payments received	16,366	12,890	1,345	17,740	2,391
Transfers for contract benefits and terminations	(175,937)	(22,051)	(115,801)	(72,097)	(15,844)
Net transfers	106,996	(39,642)	(32,804)	12,193	38,244
Contract maintenance charge	(141)	(133)	(371)	(269)	(77)
Other, Net	2,711	2,089	—	11	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(50,005)	(46,847)	(147,631)	(42,422)	24,714

TOTAL INCREASE (DECREASE) IN NET ASSETS	214,698	(39,056)	(115,165)	32,341	38,590

NET ASSETS:
Beginning of period	907,351	960,798	1,121,661	730,413	233,064
End of period	$1,122,049	$921,742	$1,006,496	$762,754	$271,654

CHANGES IN UNITS OUTSTANDING:
Units issued	13,417	3,493	73	705	858
Units redeemed	(15,756)	(5,120)	(3,022)	(1,340)	(410)

Net increase (decrease)	(2,339)	(1,627)	(2,949)	(635)	448

(2) Putnam International Capital Opportunities Fund - Class R, name changed to Putnam International Small Cap Fund - Class R, effective September 30, 2025.
(3) Pioneer Equity Income VCT Portfolio - Class II, name changed to Victory Pioneer Equity Income VCT Portfolio - Class II, effective April 01, 2025.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
INVESTMENT DIVISIONS
Victory RS Small Cap Growth Fund - Class A
OPERATIONS:
Net investment income (loss)	$(8,238)
Realized gain distributions	—
Net realized gain (loss) on sale of fund shares	(40,915)
Change in unrealized appreciation (depreciation) on investments	37,415

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,738)

CONTRACT TRANSACTIONS:
Purchase payments received	1,248
Transfers for contract benefits and terminations	(105,205)
Net transfers	(28,190)
Contract maintenance charge	(354)
Other, Net	125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(132,376)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(144,114)

NET ASSETS:
Beginning of period	920,772
End of period	$776,658

CHANGES IN UNITS OUTSTANDING:
Units issued	535
Units redeemed	(7,787)

Net increase (decrease)	(7,252)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Alger Balanced Portfolio - Class I-2	Alger Mid Cap Growth Portfolio - Class I-2	American Century Investments® Disciplined Core Value Fund - Investor Class	American Century Investments® Equity Income Fund - Investor Class	American Funds® The Growth Fund of America® - Class R-3
OPERATIONS:
Net investment income (loss)	$(17,193)	$(105,686)	$1,486	$145,835	$(117,616)
Realized gain distributions	94,809	(439,535)	(13)	717,010	3,256,342
Net realized gain (loss) on sale of fund shares	193,191	2,719,916	27,058	(86,853)	841,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	270,807	2,174,695	28,531	775,992	3,980,112

CONTRACT TRANSACTIONS:
Purchase payments received	50,005	130,403	—	233,481	470,744
Transfers for contract benefits and terminations	(168,043)	(1,054,253)	—	(984,371)	(1,936,332)
Net transfers	35,416	(83,642)	—	(2,041)	(849,859)
Contract maintenance charges	(1,509)	(1,921)	—	(5,270)	(8,040)
Other, net	(529)	4,365	—	(939)	(39,504)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(84,660)	(1,005,048)	—	(759,140)	(2,362,991)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,147	1,169,647	28,531	16,852	1,617,121

NET ASSETS:
Beginning of period	1,788,204	11,346,837	229,939	8,639,818	14,225,856
End of period	$1,974,351	$12,516,484	$258,470	$8,656,670	$15,842,977

CHANGES IN UNITS OUTSTANDING:
Units issued	1,813	2,968	—	4,900	9,637
Units redeemed	(4,776)	(22,208)	—	(18,728)	(49,110)

Net increase (decrease)	(2,963)	(19,240)	—	(13,828)	(39,473)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Artisan International Fund - Investor Class	ClearBridge Value Fund - Class FI (1)	Columbia Select Mid Cap Value Fund - Class R	Davis New York Venture Fund - Class R	Empower Aggressive Profile Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$(975)	$(7,889)	$(2,846)	$51,755	$971,715
Realized gain distributions	808,427	150,205	276,165	1,094,382	1,118,325
Net realized gain (loss) on sale of fund shares	94,981	19,692	(100,829)	(304,169)	2,138,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	902,433	162,008	172,490	841,968	4,228,345

CONTRACT TRANSACTIONS:
Purchase payments received	267,361	5,584	52,098	305,505	552,685
Transfers for contract benefits and terminations	(840,879)	(115,005)	(117,187)	(543,637)	(4,618,141)
Net transfers	73,287	(4,466)	(974,492)	1,315,387	(463,192)
Contract maintenance charges	(5,129)	(238)	(3,573)	(12,394)	(3,218)
Other, net	(7,448)	(148)	(530)	(5,815)	(17,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(512,808)	(114,273)	(1,043,684)	1,059,046	(4,549,336)

TOTAL INCREASE (DECREASE) IN NET ASSETS	389,625	47,735	(871,194)	1,901,014	(320,991)

NET ASSETS:
Beginning of period	9,620,271	1,237,404	1,904,742	5,116,199	37,727,397
End of period	$10,009,896	$1,285,139	$1,033,548	$7,017,213	$37,406,406

CHANGES IN UNITS OUTSTANDING:
Units issued	13,213	156	1,825	47,960	35,525
Units redeemed	(35,999)	(3,890)	(35,452)	(17,620)	(298,127)

Net increase (decrease)	(22,786)	(3,734)	(33,627)	30,340	(262,602)

(1) ClearBridge Value Trust Fund - Class FI, name changed to ClearBridge Value Fund - Class FI, effective March 01, 2024.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Empower Bond Index Fund - Investor Class	Empower Conservative Profile Fund - Investor Class	Empower Government Money Market Fund - Investor Class (2)	Empower International Value Fund - Investor Class	Empower Large Cap Value Fund - Investor II Class
OPERATIONS:
Net investment income (loss)	$140,821	$740,440	$558,362	$161,530	$(67,844)
Realized gain distributions	(679,982)	33,593	—	1,319,912	5,222,231
Net realized gain (loss) on sale of fund shares	504,658	584,849	—	(524,858)	783,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(34,503)	1,358,882	558,362	956,584	5,937,637

CONTRACT TRANSACTIONS:
Purchase payments received	349,033	208,152	160,888	505,409	450,167
Transfers for contract benefits and terminations	(2,437,406)	(5,239,195)	(4,286,779)	(2,766,527)	(4,237,323)
Net transfers	(2,895,608)	243,112	(27,506,749)	601,181	1,412,573
Contract maintenance charges	(34,542)	(4,309)	(29,401)	(22,282)	(8,073)
Other, net	(1,779)	(41,635)	33,181	(8,371)	(29,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,020,302)	(4,833,875)	(31,628,860)	(1,690,590)	(2,412,177)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,054,805)	(3,474,993)	(31,070,498)	(734,006)	3,525,460

NET ASSETS:
Beginning of period	13,969,702	29,792,965	31,070,498	21,128,902	41,896,942
End of period	$8,914,897	$26,317,972	$—	$20,394,896	$45,422,402

CHANGES IN UNITS OUTSTANDING:
Units issued	19,695	50,132	16,161	27,946	110,955
Units redeemed	(241,815)	(424,577)	(1,883,118)	(67,755)	(262,808)

Net increase (decrease)	(222,120)	(374,445)	(1,866,957)	(39,809)	(151,853)

(2) Empower Government Money Market Fund - Investor Class ceased operations on June 14, 2024.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Empower Lifetime 2015 Fund - Investor Class	Empower Lifetime 2025 Fund - Investor Class	Empower Lifetime 2035 Fund - Investor Class	Empower Lifetime 2045 Fund - Investor Class	Empower Lifetime 2055 Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$63,678	$80,435	$131,310	$90,290	$28,261
Realized gain distributions	6,589	21,635	245,504	398,633	331,810
Net realized gain (loss) on sale of fund shares	130,436	254,163	323,583	175,686	72,769

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	200,703	356,233	700,397	664,609	432,840

CONTRACT TRANSACTIONS:
Purchase payments received	180,268	396,420	539,279	652,518	560,775
Transfers for contract benefits and terminations	(1,010,221)	(1,108,427)	(1,628,397)	(330,630)	(347,765)
Net transfers	53,366	(656,710)	249,210	125,188	(12,826)
Contract maintenance charges	(244)	(3,687)	(1,901)	(2,409)	(1,236)
Other, net	—	587	5,073	(20,411)	(23,717)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(776,831)	(1,371,817)	(836,736)	424,256	175,231

TOTAL INCREASE (DECREASE) IN NET ASSETS	(576,128)	(1,015,584)	(136,339)	1,088,865	608,071

NET ASSETS:
Beginning of period	4,085,832	6,291,920	8,680,267	6,348,839	4,071,408
End of period	$3,509,704	$5,276,336	$8,543,928	$7,437,704	$4,679,479

CHANGES IN UNITS OUTSTANDING:
Units issued	7,481	13,240	21,096	19,801	15,113
Units redeemed	(40,791)	(62,091)	(42,797)	(9,044)	(11,892)

Net increase (decrease)	(33,310)	(48,851)	(21,701)	10,757	3,221

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Empower Mid Cap Value Fund - Investor Class (3)	Empower Moderate Profile Fund - Investor Class	Empower Moderately Aggressive Profile Fund - Investor Class	Empower Moderately Conservative Profile Fund - Investor Class	Empower Multi-Sector Bond Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$2,521,951	$1,219,666	$1,289,674	$203,737	$282,640
Realized gain distributions	(286,519)	1,163,631	780,188	63,567	(25,789)
Net realized gain (loss) on sale of fund shares	(264,313)	1,404,232	2,395,818	262,061	69,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,971,119	3,787,529	4,465,680	529,365	325,926

CONTRACT TRANSACTIONS:
Purchase payments received	252,712	1,107,373	961,847	34,264	112,206
Transfers for contract benefits and terminations	(3,284,320)	(8,709,341)	(5,398,568)	(1,125,164)	(961,440)
Net transfers	(1,434,314)	(876,393)	257,965	(19,697)	2,388,943
Contract maintenance charges	(9,684)	(7,208)	(7,933)	(221)	(893)
Other, net	(10,493)	(81,836)	(55,182)	(58,360)	(2,158)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,486,099)	(8,567,405)	(4,241,871)	(1,169,178)	1,536,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,514,980)	(4,779,876)	223,809	(639,813)	1,862,584

NET ASSETS:
Beginning of period	37,171,164	55,483,215	52,037,092	9,246,223	8,048,653
End of period	$34,656,184	$50,703,339	$52,260,901	$8,606,410	$9,911,237

CHANGES IN UNITS OUTSTANDING:
Units issued	3,959	81,551	78,338	12,588	53,075
Units redeemed	(51,582)	(677,874)	(355,516)	(99,267)	(20,062)

Net increase (decrease)	(47,623)	(596,323)	(277,178)	(86,679)	33,013

(3) Empower Ariel Mid Cap Value Fund - Investor Class merged into Empower Mid Cap Value Fund - Investor Class on October 25, 2024. Accordingly, activity above reflects activity inclusive of the merger.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Empower S&P 500® Index Fund - Investor Class	Empower S&P Small Cap 600® Index Fund - Investor Class	Empower Small Cap Value Fund - Investor Class	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class	Empower U.S. Government Securities Fund - Investor Class
OPERATIONS:
Net investment income (loss)	$(966,458)	$(35,962)	$(61,036)	$(271,367)	$196,309
Realized gain distributions	12,770,189	1,100,937	293,476	3,267,673	(237,636)
Net realized gain (loss) on sale of fund shares	32,136,780	622,518	248,402	(364,242)	3,087

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,940,511	1,687,493	480,842	2,632,064	(38,240)

CONTRACT TRANSACTIONS:
Purchase payments received	1,490,394	244,328	82,390	311,704	261,147
Transfers for contract benefits and terminations	(21,524,497)	(1,881,701)	(567,326)	(3,507,375)	(1,380,559)
Net transfers	(2,585,964)	(712,960)	(190,908)	(1,745,980)	1,622,853
Contract maintenance charges	(54,097)	(12,172)	(788)	(7,467)	(2,182)
Other, net	(46,825)	2,602	1,555	(12,126)	1,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(22,720,989)	(2,359,903)	(675,077)	(4,961,244)	502,660

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,219,522	(672,410)	(194,235)	(2,329,180)	464,420

NET ASSETS:
Beginning of period	197,649,843	25,311,808	6,952,991	33,658,551	10,961,950
End of period	$218,869,365	$24,639,398	$6,758,756	$31,329,371	$11,426,370

CHANGES IN UNITS OUTSTANDING:
Units issued	67,793	3,643	1,458	3,678	84,339
Units redeemed	(1,065,505)	(28,015)	(10,546)	(48,076)	(59,663)

Net increase (decrease)	(997,712)	(24,372)	(9,088)	(44,398)	24,676

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Federated Hermes Government Obligations - Service Shares (4)	Federated Hermes Equity Income Fund, Inc. - Class A	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Franklin Small-Mid Cap Growth Fund - Class A
OPERATIONS:
Net investment income (loss)	$579,198	$(601)	$(330,911)	$(1,031,285)	$(940)
Realized gain distributions	1	313,651	10,191,181	29,977,932	(218)
Net realized gain (loss) on sale of fund shares	—	(41,074)	4,903,807	(1,550,947)	13,656

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	579,199	271,976	14,764,077	27,395,700	12,498

CONTRACT TRANSACTIONS:
Purchase payments received	243,324	39,852	511,895	647,837	—
Transfers for contract benefits and terminations	(2,067,437)	(182,990)	(8,703,590)	(13,124,930)	—
Net transfers	29,225,249	(33,168)	(448,795)	18,655	(2)
Contract maintenance charges	(20,425)	(448)	(7,624)	(26,253)	—
Other, net	(8,203)	1,927	(76,070)	8,938	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,372,508	(174,827)	(8,724,184)	(12,475,753)	(2)

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,951,707	97,149	6,039,893	14,919,947	12,496

NET ASSETS:
Beginning of period	—	2,340,701	47,650,286	99,148,418	118,758
End of period	$27,951,707	$2,437,850	$53,690,179	$114,068,365	$131,254

CHANGES IN UNITS OUTSTANDING:
Units issued	2,946,372	1,491	6,609	6,219	—
Units redeemed	(207,423)	(7,720)	(89,084)	(106,521)	—

Net increase (decrease)	2,738,949	(6,229)	(82,475)	(100,302)	—

(4) Federated Hermes Government Obligations - Service Shares commenced operations on June 14, 2024.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Invesco American Franchise Fund - Class A	Invesco Comstock Fund - Class R	Invesco Discovery Large Cap Fund - Class A (5)	Invesco Discovery Mid Cap Growth Fund - Class A	Invesco Global Fund - Class A
OPERATIONS:
Net investment income (loss)	$(8,049)	$12,668	$(39,929)	$(13,253)	$(98,698)
Realized gain distributions	73,392	124,119	265,418	87,905	1,524,618
Net realized gain (loss) on sale of fund shares	169,844	81,337	927,813	164,781	470,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	235,187	218,124	1,153,302	239,433	1,896,436

CONTRACT TRANSACTIONS:
Purchase payments received	1,234	31,403	56,215	16,251	227,637
Transfers for contract benefits and terminations	(201,483)	(210,098)	(322,379)	(91,805)	(1,302,365)
Net transfers	(1,071)	(176,762)	83,646	91,639	(1,350,834)
Contract maintenance charges	(182)	(184)	(368)	(536)	(8,677)
Other, net	—	1,449	1,724	195	2,776

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(201,502)	(354,192)	(181,162)	15,744	(2,431,463)

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,685	(136,068)	972,140	255,177	(535,027)

NET ASSETS:
Beginning of period	767,341	1,655,888	3,670,366	1,072,411	12,458,030
End of period	$801,026	$1,519,820	$4,642,506	$1,327,588	$11,923,003

CHANGES IN UNITS OUTSTANDING:
Units issued	41	949	2,508	2,341	5,364
Units redeemed	(6,842)	(10,512)	(6,945)	(3,802)	(54,322)

Net increase (decrease)	(6,801)	(9,563)	(4,437)	(1,461)	(48,958)

(5) Invesco Capital Appreciation Fund - Class A, name changed to Invesco Discovery Large Cap Fund - Class A, effective December 20, 2024.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Invesco Small Cap Growth Fund - Class A	Invesco Value Opportunities Fund - Class R	Janus Henderson Forty Fund - Class T	Janus Henderson Global Research Fund - Class T	Janus Henderson Research Fund - Class T
OPERATIONS:
Net investment income (loss)	$(7,890)	$(2,717)	$(45,291)	$(814)	$(495)
Realized gain distributions	(174,446)	79,865	1,106,589	108,803	15,789
Net realized gain (loss) on sale of fund shares	362,014	83,130	614,679	63,478	10,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,678	160,278	1,675,977	171,467	25,518

CONTRACT TRANSACTIONS:
Purchase payments received	12,492	7,195	40,307	4,596	—
Transfers for contract benefits and terminations	(204,574)	(88,579)	(792,858)	(62,135)	(27,750)
Net transfers	(531,622)	16,378	40,414	(19,209)	(6,844)
Contract maintenance charges	(604)	(329)	(2,087)	(418)	—
Other, net	593	75	758	666	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(723,715)	(65,260)	(713,466)	(76,500)	(34,594)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(544,037)	95,018	962,511	94,967	(9,076)

NET ASSETS:
Beginning of period	1,216,741	611,853	6,591,288	803,132	88,778
End of period	$672,704	$706,871	$7,553,799	$898,099	$79,702

CHANGES IN UNITS OUTSTANDING:
Units issued	237	453	2,123	150	—
Units redeemed	(13,134)	(2,594)	(30,262)	(3,524)	(1,293)

Net increase (decrease)	(12,897)	(2,141)	(28,139)	(3,374)	(1,293)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Janus Henderson VIT Global Research Portfolio - Institutional Shares	Lord Abbett Value Opportunities Fund - Class A	MFS® Growth Fund - Class A	NYLI WMC Small Companies Fund - Class A (6)	PIMCO Total Return Fund - Administrative Class
OPERATIONS:
Net investment income (loss)	$(3,367)	$(2,938)	$(1,272)	$(427)	$275,800
Realized gain distributions	127,504	41,030	66,860	2,511	(542,824)
Net realized gain (loss) on sale of fund shares	260,505	22,012	(4,213)	4,760	427,693

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	384,642	60,104	61,375	6,844	160,669

CONTRACT TRANSACTIONS:
Purchase payments received	—	8,416	2,256	5,301	259,212
Transfers for contract benefits and terminations	(79,100)	(54,318)	(7,625)	(14,902)	(790,812)
Net transfers	(79,974)	52,795	(34,468)	(19,786)	(1,486,348)
Contract maintenance charges	(719)	(62)	(24)	(194)	(11,957)
Other, net	736	839	4	(601)	(6,447)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(159,057)	7,670	(39,857)	(30,182)	(2,036,352)

TOTAL INCREASE (DECREASE) IN NET ASSETS	225,585	67,774	21,518	(23,338)	(1,875,683)

NET ASSETS:
Beginning of period	1,760,712	500,312	217,401	70,755	7,425,837
End of period	$1,986,297	$568,086	$238,919	$47,417	$5,550,154

CHANGES IN UNITS OUTSTANDING:
Units issued	17	1,355	35	250	14,169
Units redeemed	(3,538)	(1,414)	(721)	(1,695)	(106,550)

Net increase (decrease)	(3,521)	(59)	(686)	(1,445)	(92,381)

(6) Mainstay WMC Small Companies Fund - A Shares, name changed to NYLI WMC Small Companies Fund - Class A, effective August 28, 2024.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Pioneer Equity Income VCT Portfolio	Putnam High Yield Fund - Class R	Putnam Income Fund - Class A (7)	Putnam International Capital Opportunities Fund - Class R	Royce Small-Cap Total Return Fund - Service Class
OPERATIONS:
Net investment income (loss)	$11,629	$74,812	$15	$24,456	$14,998
Realized gain distributions	177,697	(26,390)	(217)	(6,821)	18,103
Net realized gain (loss) on sale of fund shares	(69,598)	25,781	212	1,697	47,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,728	74,203	10	19,332	80,539

CONTRACT TRANSACTIONS:
Purchase payments received	45,140	30,462	—	17,888	13,004
Transfers for contract benefits and terminations	(105,624)	(91,660)	(728)	(97,732)	(55,525)
Net transfers	(651,076)	(114,946)	(2)	(30,792)	73,031
Contract maintenance charges	(3,112)	(1,566)	—	(93)	(87)
Other, net	(927)	(17)	—	3,121	(12,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(715,599)	(177,727)	(730)	(107,608)	18,262

TOTAL INCREASE (DECREASE) IN NET ASSETS	(595,871)	(103,524)	(720)	(88,276)	98,801

NET ASSETS:
Beginning of period	1,326,284	1,124,060	720	995,627	861,997
End of period	$730,413	$1,020,536	$—	$907,351	$960,798

CHANGES IN UNITS OUTSTANDING:
Units issued	1,263	1,527	—	1,448	3,295
Units redeemed	(17,278)	(9,534)	(68)	(9,202)	(2,404)

Net increase (decrease)	(16,015)	(8,007)	(68)	(7,754)	891

(7) Putnam Income Fund - Class A ceased operations on July 05, 2024.

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	Jensen Quallity Growth Fund - Class R	Victory RS Select Growth Fund - Class A	Victory RS Small Cap Growth Fund - Class A
OPERATIONS:
Net investment income (loss)	$(9,069)	$(2,154)	$(9,611)
Realized gain distributions	202,033	(12,785)	(13,912)
Net realized gain (loss) on sale of fund shares	(94,629)	58,046	106,814

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	98,335	43,107	83,291

CONTRACT TRANSACTIONS:
Purchase payments received	2,666	671	1,686
Transfers for contract benefits and terminations	(245,647)	(13,647)	(34,869)
Net transfers	14,379	(999)	5,771
Contract maintenance charges	(318)	(61)	(352)
Other, net	—	—	112

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(228,920)	(14,036)	(27,652)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,585)	29,071	55,639

NET ASSETS:
Beginning of period	1,252,246	203,993	865,133
End of period	$1,121,661	$233,064	$920,772

CHANGES IN UNITS OUTSTANDING:
Units issued	349	16	152
Units redeemed	(4,542)	(349)	(1,996)

Net increase (decrease)	(4,193)	(333)	(1,844)

The accompanying notes are an integral part of these financial statements.

FUTUREFUNDS SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The FutureFunds Series Account (the Series Account), a separate account of Empower Annuity Insurance Company of America (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for group variable annuity contracts. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.
Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.
Security Valuation
Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2025, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.
Fund of Funds Structure Risk
Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as Realized gain distributions within the net realized and unrealized gain (loss) on investments section of the Statement of Operations of the applicable Investment Divisions.
Contracts in the Payout Phase (annuitization period)
Net assets of each Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Series Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Divisions. In 2025, the Series Account had no contracts in the payout phase.
Federal Income Taxes
The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. LLC. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Section 817(h) of IRC requires that the investments of the Series Account must be adequately diversified in accordance with Treasury regulations in order to qualify as a life insurance policy under Section 72 of the Code. The Series Account complies with the diversification requirements.
Segment Reporting
In accordance with Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07), the Empower Product Team acts as the Series Account's chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to the Series Account. The CODM has concluded that each Investment Division of the Series Account operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within the Series Account's financial statements.
Application of Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (ASU 2023-09), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Series Account’s adoption of ASU 2023-09 did not have a material impact on the financial statements.
Due from (due to) the Company
Due from (due to) the Company represents the variance between investments and reserves applicable to the Investment Division.

Purchase Payments Received
Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Transfers for Contract Benefits and Terminations
Transfers for contract benefits and terminations are payments to contract owners by the Company and are reported as Contract Transactions in the Statement of Changes in Net Assets of the applicable Investment Divisions.
Net Transfers
The amounts reported as Net transfers on the Statement of Changes in Net Assets of the applicable Investment Divisions include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.
Other, Net
The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.
2. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Investment Division	Purchases	Sales
Alger Balanced Portfolio - Class I-2	$701,803	$294,305
Alger Mid Cap Growth Portfolio - Class I-2	911,599	1,989,609
American Century Investments® Disciplined Core Value Fund - Investor Class	24,700	2,011
American Century Investments® Equity Income Fund - Investor Class	1,309,181	2,332,134
American Funds® The Growth Fund of America® - Class R-3	2,725,418	2,187,472
Artisan International Fund - Investor Class	4,043,628	2,786,213
ClearBridge Value Fund - Class FI	109,064	176,241
Columbia Select Mid Cap Value Fund - Class R	547,285	219,640
Davis New York Venture Fund - Class R	1,388,217	3,312,901
Empower Aggressive Profile Fund - Investor Class	4,042,667	5,362,911
Empower Bond Index Fund - Investor Class	3,966,100	4,078,349
Empower Conservative Profile Fund - Investor Class	3,171,642	6,751,441
Empower International Value Fund - Investor Class	4,970,153	4,951,242
Empower Large Cap Value Fund - Investor II Class	4,014,303	7,344,090
Empower Lifetime 2015 Fund - Investor Class	462,841	207,096
Empower Lifetime 2025 Fund - Investor Class	939,583	1,675,889
Empower Lifetime 2035 Fund - Investor Class	1,300,108	886,942
Empower Lifetime 2045 Fund - Investor Class	1,282,471	720,789
Empower Lifetime 2055 Fund - Investor Class	853,885	329,262
Empower Mid Cap Value Fund - Investor Class	3,286,718	4,474,253
Empower Moderate Profile Fund - Investor Class	5,840,539	6,496,830
Empower Moderately Aggressive Profile Fund - Investor Class	5,125,332	7,038,364
Empower Moderately Conservative Profile Fund - Investor Class	1,906,827	2,195,042
Empower Multi-Sector Bond Fund - Investor Class	1,549,013	2,657,671
Empower S&P 500® Index Fund - Investor Class	9,587,042	38,124,014
Empower S&P Small Cap 600® Index Fund - Investor Class	3,170,402	4,339,385
Empower Small Cap Value Fund - Investor Class	369,759	873,676

Investment Division	Purchases	Sales
Empower T. Rowe Price Mid Cap Growth Fund - Investor Class	3,497,178	6,112,523
Empower U.S. Government Securities Fund - Investor Class	3,196,751	3,240,587
Federated Hermes Government Obligations - Service Shares	12,123,848	11,592,272
Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A	1,095,206	563,585
Fidelity® VIP Contrafund® Portfolio - Initial Class	11,250,069	9,046,350
Fidelity® VIP Growth Portfolio - Initial Class	19,730,673	19,245,952
Franklin Small-Mid Cap Growth Fund - Class A	9,947	3,347
Invesco American Franchise Fund - Class A	105,093	110,720
Invesco Comstock Fund - Class R	470,339	119,919
Invesco Discovery Large Cap Fund - Class A	1,050,772	621,114
Invesco Discovery Mid Cap Growth Fund - Class A	281,722	266,353
Invesco Global Fund - Class A	3,852,811	2,150,184
Invesco Small Cap Growth Fund - Class A	60,896	134,917
Invesco Value Opportunities Fund - Class R	263,738	186,355
Janus Henderson Forty Fund - Class T	1,853,050	2,534,483
Janus Henderson Global Research Fund - Class T	155,603	165,014
Janus Henderson Research Fund - Class T	10,025	636
Janus Henderson VIT Global Research Portfolio - Institutional Shares	268,573	262,698
Lord Abbett Value Opportunities Fund - Class A	453,507	283,281
MFS® Growth Fund - Class A	104,603	163,351
NYLI WMC Small Companies Fund - Class A	23,473	30,453
PIMCO Total Return Fund - Administrative Class	943,977	983,564
Putnam High Yield Fund - Class R	774,387	344,451
Putnam International Small Cap Fund - Class R	416,962	341,915
Royce Small-Cap Total Return Fund - Service Class	223,459	176,826
The Jensen Quality Growth Fund Inc. - Class R	298,572	170,382
Victory Pioneer Equity Income VCT Portfolio - Class II	159,923	85,841
Victory RS Select Growth Fund - Class A	75,685	20,988
Victory RS Small Cap Growth Fund - Class A	14,521	155,117
3. EXPENSES AND RELATED PARTY TRANSACTIONS
Deductions for Assumption of Mortality and Expense Risks
The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate of 0.00% to 1.25%, depending on the terms of the contract. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.
Contract Maintenance Charges
The Company may deduct from each participant's account in the FutureFunds contract an annual maintenance charge of not more than $30 and from each participant’s account in the FutureFunds Select contract an annual maintenance charge of not more than $100 on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and is prorated for the portion of the year remaining. This charge is assessed as a redemption of units and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Total or Partial Surrenders
The Company deducts charges for total or partial surrenders of a contract in excess of the “free amount” before the retirement date by a deduction from a participant’s account in the FutureFunds contract. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender. In the FutureFunds Select contract, a contract termination charge may apply within the first 5 years of the contract. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Deductions for Premium Taxes
The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Loan Fees
To compensate the Company for the administration of loans, an annual maintenance fee of $25 to $100 from each participant account in the FutureFunds Select contract is charged on the anniversaries of the loan origination. The annual maintenance fee is recorded as Other, Net on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Related Party Transactions
Empower Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Empower Capital Management, LLC (ECM), a wholly owned subsidiary of the Company, serves as investment adviser to Empower Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Empower Funds, Inc. to compensate ECM for investment advisory services.
4. SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2025, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 8, 2026. No subsequent events requiring adjustments or disclosures have occurred.
5. FINANCIAL HIGHLIGHTS
For each Investment Division of the Series Account, the accumulation units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each year or period ended December 31 are included below. Unit values in the financial highlights are presented in order from the unit value associated with the highest expense ratio to the unit value associated with the lowest expense ratio. Because unit values on the Statement of Assets and Liabilities are calculated on an aggregated basis, they may not fall within the ranges presented in the financial highlights.
The Expense Ratios are presented as a range from lowest to highest and represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. As the total returns for the Investment Divisions of the Series Account are presented as a range based on product groupings representing the highest and lowest expense ratios, total returns for individual contracts may not fall within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Alger Balanced Portfolio - Class I-2
2025	58	$38.82	to	$53.92	$2,397	3.04%	0.00%	to	1.25%	14.71%	to	16.15%
2024	55	$33.84	to	$46.43	$1,974	0.00%	0.00%	to	1.25%	15.60%	to	17.07%
2023	58	$29.27	to	$39.66	$1,788	1.45%	0.00%	to	1.25%	15.97%	to	17.43%
2022	69	$25.24	to	$33.77	$1,886	1.11%	0.00%	to	1.25%	(12.41)%	to	(11.31)%
2021	60	$28.82	to	$38.08	$1,789	0.86%	0.00%	to	1.25%	17.64%	to	19.12%

	Alger Mid Cap Growth Portfolio - Class I-2
2025	220	$58.98	to	$81.94	$13,475	0.00%	0.00%	to	1.25%	15.32%	to	16.76%
2024	236	$51.15	to	$70.17	$12,516	0.00%	0.00%	to	1.25%	19.56%	to	21.07%
2023	255	$42.78	to	$57.96	$11,347	0.00%	0.00%	to	1.25%	21.65%	to	23.17%
2022	275	$35.17	to	$47.06	$10,015	0.00%	0.00%	to	1.25%	(36.87)%	to	(36.07)%
2021	299	$55.70	to	$73.61	$17,281	0.00%	0.00%	to	1.25%	2.91%	to	4.20%

	American Century Investments® Disciplined Core Value Fund - Investor Class
2025	7	$41.85	to	$41.85	$295	1.39%	0.75%	to	0.75%	14.07%	to	14.07%
2024	7	$36.69	to	$36.69	$258	1.34%	0.75%	to	0.75%	12.41%	to	12.41%
2023	7	$32.64	to	$32.64	$230	1.65%	0.75%	to	0.75%	7.63%	to	7.63%
2022	7	$30.33	to	$53.18	$214	1.79%	0.00%	to	0.75%	(13.26)%	to	(12.61)%
2021	7	$34.96	to	$60.86	$246	0.99%	0.00%	to	0.75%	22.78%	to	23.70%

	American Century Investments® Equity Income Fund - Investor Class
2025	129	$59.73	to	$82.17	$7,804	2.25%	0.00%	to	1.25%	10.52%	to	11.91%
2024	157	$54.04	to	$73.42	$8,657	2.53%	0.00%	to	1.25%	9.15%	to	10.53%
2023	171	$49.51	to	$66.43	$8,640	2.41%	0.00%	to	1.25%	2.61%	to	3.90%
2022	193	$48.25	to	$63.94	$9,401	2.13%	0.00%	to	1.25%	(4.34)%	to	(3.14)%
2021	207	$50.44	to	$66.01	$10,580	1.78%	0.00%	to	1.25%	15.34%	to	16.78%

	American Funds® The Growth Fund of America® - Class R-3
2025	271	$59.88	to	$76.31	$17,646	0.00%	0.00%	to	1.25%	18.04%	to	19.52%
2024	288	$50.73	to	$63.85	$15,843	0.08%	0.00%	to	1.25%	26.42%	to	28.02%
2023	328	$40.13	to	$49.87	$14,226	0.33%	0.00%	to	1.25%	35.07%	to	36.75%
2022	336	$29.71	to	$36.47	$10,792	0.00%	0.00%	to	1.25%	(31.81)%	to	(30.95)%
2021	352	$43.57	to	$52.82	$16,435	0.00%	0.00%	to	1.25%	17.46%	to	18.93%

	Artisan International Fund - Investor Class
2025	385	$27.07	to	$37.26	$12,412	1.77%	0.00%	to	1.25%	34.34%	to	36.03%
2024	422	$20.15	to	$27.39	$10,010	0.80%	0.00%	to	1.25%	9.26%	to	10.64%
2023	445	$18.44	to	$24.76	$9,620	1.01%	0.00%	to	1.25%	12.84%	to	14.26%
2022	485	$16.34	to	$21.67	$9,255	1.25%	0.00%	to	1.25%	(20.56)%	to	(19.57)%
2021	465	$20.57	to	$26.94	$11,074	0.58%	0.00%	to	1.25%	7.67%	to	9.02%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	ClearBridge Value Fund - Class FI
2025	34	$36.33	to	$48.82	$1,245	0.89%	0.00%	to	1.25%	8.96%	to	10.33%
2024	38	$33.34	to	$44.25	$1,285	0.40%	0.00%	to	1.25%	13.57%	to	15.01%
2023	42	$29.36	to	$38.48	$1,237	0.97%	0.00%	to	1.25%	17.74%	to	19.21%
2022	47	$24.94	to	$32.28	$1,161	0.72%	0.00%	to	1.25%	(7.67)%	to	(6.51)%
2021	53	$27.01	to	$34.52	$1,431	0.47%	0.00%	to	1.25%	26.34%	to	27.93%

	Columbia Select Mid Cap Value Fund - Class R
2025	40	$32.07	to	$39.97	$1,415	0.37%	0.00%	to	1.25%	11.86%	to	13.26%
2024	34	$28.67	to	$35.29	$1,034	0.55%	0.00%	to	1.25%	11.17%	to	12.58%
2023	67	$25.79	to	$31.35	$1,905	0.59%	0.00%	to	1.25%	8.67%	to	10.03%
2022	90	$23.74	to	$28.49	$2,350	0.31%	0.00%	to	1.25%	(10.79)%	to	(9.67)%
2021	102	$26.61	to	$31.54	$2,993	0.06%	0.00%	to	1.25%	29.89%	to	31.52%

	Davis New York Venture Fund - Class R
2025	138	$38.26	to	$48.76	$5,888	0.80%	0.00%	to	1.25%	24.96%	to	26.53%
2024	204	$30.62	to	$38.54	$7,017	1.44%	0.00%	to	1.25%	15.67%	to	17.13%
2023	173	$26.47	to	$32.90	$5,116	0.67%	0.00%	to	1.25%	28.04%	to	29.64%
2022	125	$20.68	to	$25.38	$2,823	1.30%	0.00%	to	1.25%	(18.64)%	to	(17.62)%
2021	132	$25.41	to	$30.81	$3,648	0.00%	0.00%	to	1.25%	10.81%	to	12.21%

	Empower Aggressive Profile Fund - Investor Class
2025	1,897	$19.21	to	$21.35	$38,884	1.82%	0.00%	to	1.25%	15.96%	to	17.42%
2024	2,131	$16.56	to	$18.18	$37,406	2.98%	0.00%	to	1.25%	10.55%	to	11.94%
2023	2,394	$14.98	to	$16.25	$37,727	3.17%	0.00%	to	1.25%	15.49%	to	16.94%
2022	2,514	$12.97	to	$13.89	$34,044	1.55%	0.00%	to	1.25%	(16.22)%	to	(15.16)%
2021	2,666	$15.49	to	$16.38	$42,730	5.43%	0.00%	to	1.25%	18.01%	to	19.49%

	Empower Bond Index Fund - Investor Class
2025	448	$18.21	to	$25.30	$9,168	2.63%	0.00%	to	1.25%	5.29%	to	6.62%
2024	467	$17.30	to	$23.73	$8,915	1.88%	0.00%	to	1.25%	(0.44)%	to	0.82%
2023	689	$17.37	to	$23.53	$13,970	2.03%	0.00%	to	1.25%	3.72%	to	5.02%
2022	721	$16.75	to	$22.41	$13,811	1.15%	0.00%	to	1.25%	(14.75)%	to	(13.68)%
2021	766	$19.65	to	$25.96	$17,070	0.80%	0.00%	to	1.25%	(3.60)%	to	(2.39)%

	Empower Conservative Profile Fund - Investor Class
2025	1,734	$12.72	to	$14.14	$23,939	2.44%	0.00%	to	1.25%	6.84%	to	8.19%
2024	2,058	$11.91	to	$13.07	$26,318	2.87%	0.00%	to	1.25%	3.77%	to	5.09%
2023	2,432	$11.47	to	$12.44	$29,793	3.05%	0.00%	to	1.25%	6.91%	to	8.25%
2022	2,525	$10.73	to	$11.49	$28,591	1.77%	0.00%	to	1.25%	(11.06)%	to	(9.93)%
2021	2,711	$12.07	to	$12.76	$34,161	2.43%	0.00%	to	1.25%	5.04%	to	6.35%

	Empower International Value Fund - Investor Class
2025	484	$60.15	to	$58.47	$26,537	1.66%	0.00%	to	1.25%	37.38%	to	39.10%
2024	506	$43.79	to	$42.03	$20,395	1.59%	0.00%	to	1.25%	4.13%	to	5.47%
2023	546	$42.05	to	$39.85	$21,129	1.22%	0.00%	to	1.25%	16.57%	to	18.03%
2022	747	$36.07	to	$33.77	$24,760	1.35%	0.00%	to	1.25%	(16.23)%	to	(15.18)%
2021	632	$43.06	to	$39.81	$25,030	1.56%	0.00%	to	1.25%	9.45%	to	10.83%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Empower Large Cap Value Fund - Investor II Class
2025	2,431	$19.06	to	$20.59	$47,000	0.79%	0.00%	to	1.25%	15.66%	to	17.12%
2024	2,723	$16.48	to	$17.58	$45,422	0.87%	0.00%	to	1.25%	14.06%	to	15.51%
2023	2,874	$14.44	to	$15.22	$41,897	1.09%	0.00%	to	1.25%	11.12%	to	12.51%
2022	3,334	$13.00	to	$13.53	$43,680	1.64%	0.00%	to	1.25%	(4.61)%	to	(3.41)%
2021	3,697	$13.63	to	$14.00	$50,669	1.13%	0.00%	to	1.25%	24.58%	to	26.15%

	Empower Lifetime 2015 Fund - Investor Class
2025	141	$25.78	to	$31.75	$3,988	2.66%	0.00%	to	1.25%	8.78%	to	10.14%
2024	136	$23.70	to	$28.82	$3,510	2.54%	0.00%	to	1.25%	5.09%	to	6.43%
2023	170	$22.55	to	$27.08	$4,086	3.03%	0.00%	to	1.25%	8.97%	to	10.33%
2022	165	$20.70	to	$24.55	$3,624	1.99%	0.00%	to	1.25%	(13.35)%	to	(12.26)%
2021	162	$23.89	to	$27.98	$4,080	2.04%	0.00%	to	1.25%	7.13%	to	8.48%

	Empower Lifetime 2025 Fund - Investor Class
2025	145	$31.01	to	$38.18	$4,869	2.34%	0.00%	to	1.25%	10.31%	to	11.70%
2024	175	$28.11	to	$34.18	$5,276	2.25%	0.00%	to	1.25%	5.99%	to	7.33%
2023	224	$26.52	to	$31.85	$6,292	2.37%	0.00%	to	1.25%	10.52%	to	11.91%
2022	237	$24.00	to	$28.46	$6,004	1.60%	0.00%	to	1.25%	(14.90)%	to	(13.83)%
2021	265	$28.20	to	$33.03	$7,827	2.01%	0.00%	to	1.25%	8.80%	to	10.16%

	Empower Lifetime 2035 Fund - Investor Class
2025	236	$37.45	to	$46.11	$9,783	2.04%	0.00%	to	1.25%	12.93%	to	14.35%
2024	235	$33.16	to	$40.33	$8,544	2.12%	0.00%	to	1.25%	7.83%	to	9.19%
2023	257	$30.75	to	$36.93	$8,680	2.05%	0.00%	to	1.25%	12.98%	to	14.40%
2022	238	$27.22	to	$32.28	$7,086	1.46%	0.00%	to	1.25%	(16.67)%	to	(15.62)%
2021	244	$32.67	to	$38.26	$8,648	2.33%	0.00%	to	1.25%	12.05%	to	13.46%

	Empower Lifetime 2045 Fund - Investor Class
2025	199	$40.74	to	$50.16	$8,863	1.79%	0.00%	to	1.25%	15.26%	to	16.71%
2024	194	$35.34	to	$42.98	$7,438	1.99%	0.00%	to	1.25%	9.44%	to	10.82%
2023	183	$32.30	to	$38.78	$6,349	1.82%	0.00%	to	1.25%	15.28%	to	16.73%
2022	171	$28.01	to	$33.22	$5,145	1.36%	0.00%	to	1.25%	(17.85)%	to	(16.82)%
2021	168	$34.10	to	$39.94	$6,115	2.40%	0.00%	to	1.25%	14.58%	to	16.02%

	Empower Lifetime 2055 Fund - Investor Class
2025	130	$40.63	to	$50.03	$5,892	1.10%	0.00%	to	1.25%	16.25%	to	17.71%
2024	120	$34.95	to	$42.50	$4,679	1.25%	0.00%	to	1.25%	9.71%	to	11.09%
2023	117	$31.86	to	$38.26	$4,071	1.33%	0.00%	to	1.25%	15.61%	to	17.06%
2022	101	$27.56	to	$32.68	$3,037	1.02%	0.00%	to	1.25%	(18.16)%	to	(17.13)%
2021	95	$33.68	to	$39.44	$3,458	2.02%	0.00%	to	1.25%	14.65%	to	16.09%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Empower Mid Cap Value Fund - Investor Class (1)
2025	309	$128.76	to	$103.03	$33,963	4.33%	0.00%	to	1.25%	6.98%	to	8.32%
2024	341	$120.36	to	$95.12	$34,656	4.07%	0.00%	to	1.25%	5.51%	to	(16.62)%
2023	388	$114.07	to	$114.07	$37,171	2.45%	0.00%	to	1.25%	9.08%	to	10.45%
2022	406	$104.58	to	$80.60	$35,994	4.99%	0.00%	to	1.25%	(14.02)%	to	(12.94)%
2021	454	$121.63	to	$92.58	$46,958	1.99%	0.00%	to	1.25%	24.57%	to	26.13%
(1) Empower Ariel Mid Cap Value Fund - Investor Class merged into Empower Mid Cap Value Fund - Investor Class on October 25, 2024. Accordingly, activity above reflects activity inclusive of the merger.

	Empower Moderate Profile Fund - Investor Class
2025	3,207	$15.44	to	$17.16	$52,046	2.25%	0.00%	to	1.25%	10.57%	to	11.96%
2024	3,469	$13.96	to	$15.33	$50,703	2.92%	0.00%	to	1.25%	6.60%	to	7.95%
2023	4,066	$13.10	to	$14.20	$55,483	3.53%	0.00%	to	1.25%	10.55%	to	11.93%
2022	4,233	$11.85	to	$12.69	$51,927	2.21%	0.00%	to	1.25%	(13.11)%	to	(12.02)%
2021	4,555	$13.64	to	$14.42	$63,910	3.32%	0.00%	to	1.25%	10.59%	to	11.98%

	Empower Moderately Aggressive Profile Fund - Investor Class
2025	3,064	$16.64	to	$18.50	$54,112	2.04%	0.00%	to	1.25%	12.38%	to	13.79%
2024	3,348	$14.81	to	$16.26	$52,261	2.97%	0.00%	to	1.25%	7.98%	to	9.34%
2023	3,625	$13.72	to	$14.87	$52,037	2.25%	0.00%	to	1.25%	12.20%	to	13.61%
2022	3,783	$12.23	to	$13.09	$48,094	1.54%	0.00%	to	1.25%	(14.17)%	to	(13.09)%
2021	3,991	$14.24	to	$15.06	$58,727	4.36%	0.00%	to	1.25%	12.82%	to	14.25%

	Empower Moderately Conservative Profile Fund - Investor Class
2025	586	$13.99	to	$15.55	$8,702	2.26%	0.00%	to	1.25%	8.66%	to	10.03%
2024	635	$12.87	to	$14.13	$8,606	2.79%	0.00%	to	1.25%	5.12%	to	6.45%
2023	721	$12.25	to	$13.28	$9,246	3.13%	0.00%	to	1.25%	8.53%	to	9.89%
2022	761	$11.28	to	$12.08	$8,932	1.72%	0.00%	to	1.25%	(11.92)%	to	(10.81)%
2021	803	$12.81	to	$13.55	$10,625	2.96%	0.00%	to	1.25%	7.77%	to	9.13%

	Empower Multi-Sector Bond Fund - Investor Class
2025	191	$58.49	to	$54.71	$9,226	3.13%	0.00%	to	1.25%	6.64%	to	7.98%
2024	218	$54.85	to	$50.66	$9,911	4.34%	0.00%	to	1.25%	3.82%	to	5.13%
2023	185	$48.19	to	$52.83	$8,049	3.09%	0.00%	to	1.25%	6.54%	to	7.88%
2022	213	$49.58	to	$44.67	$8,713	2.28%	0.00%	to	1.25%	(12.51)%	to	(11.42)%
2021	234	$56.68	to	$50.42	$11,029	2.30%	0.00%	to	1.25%	(0.36)%	to	0.89%

	Empower S&P 500® Index Fund - Investor Class
2025	7,954	$27.61	to	$30.69	$224,351	0.29%	0.00%	to	1.25%	15.84%	to	17.30%
2024	9,013	$23.83	to	$26.16	$218,869	0.54%	0.00%	to	1.25%	22.77%	to	24.33%
2023	10,011	$19.41	to	$21.04	$197,650	0.45%	0.00%	to	1.25%	24.06%	to	25.62%
2022	10,790	$15.65	to	$16.75	$171,144	0.36%	0.00%	to	1.25%	(19.56)%	to	(18.55)%
2021	11,676	$19.45	to	$20.57	$229,578	0.36%	0.00%	to	1.25%	26.60%	to	28.19%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Empower S&P Small Cap 600® Index Fund - Investor Class
2025	232	$110.39	to	$93.87	$23,115	2.15%	0.00%	to	1.25%	4.24%	to	5.55%
2024	258	$105.89	to	$88.93	$24,639	0.75%	0.00%	to	1.25%	6.60%	to	7.94%
2023	283	$99.34	to	$82.39	$25,312	0.55%	0.00%	to	1.25%	14.04%	to	15.47%
2022	324	$87.12	to	$71.35	$25,278	0.47%	0.00%	to	1.25%	(17.55)%	to	(16.51)%
2021	334	$105.66	to	$85.46	$31,525	1.92%	0.00%	to	1.25%	24.38%	to	25.95%

	Empower Small Cap Value Fund - Investor Class
2025	95	$67.61	to	$93.99	$6,475	0.00%	0.00%	to	1.25%	2.79%	to	4.08%
2024	102	$65.78	to	$90.30	$6,759	0.00%	0.00%	to	1.25%	6.86%	to	8.21%
2023	111	$61.56	to	$83.45	$6,953	0.05%	0.00%	to	1.25%	16.35%	to	17.81%
2022	117	$52.91	to	$70.84	$6,297	0.06%	0.00%	to	1.25%	(11.14)%	to	(10.03)%
2021	125	$59.54	to	$78.73	$7,546	3.23%	0.00%	to	1.25%	29.05%	to	30.67%

	Empower T. Rowe Price Mid Cap Growth Fund - Investor Class
2025	262	$107.55	to	$148.70	$29,075	0.00%	0.00%	to	1.25%	1.71%	to	2.99%
2024	287	$105.74	to	$144.38	$31,329	0.00%	0.00%	to	1.25%	7.69%	to	9.05%
2023	332	$98.19	to	$132.40	$33,659	0.00%	0.00%	to	1.25%	18.44%	to	19.92%
2022	360	$82.91	to	$110.41	$30,855	0.02%	0.00%	to	1.25%	(23.75)%	to	(22.79)%
2021	390	$108.73	to	$143.00	$43,546	0.18%	0.00%	to	1.25%	13.41%	to	14.83%

	Empower U.S. Government Securities Fund - Investor Class
2025	493	$24.59	to	$25.12	$11,818	2.62%	0.00%	to	1.25%	5.27%	to	6.60%
2024	503	$23.36	to	$23.56	$11,426	2.81%	0.00%	to	1.25%	(0.51)%	to	0.74%
2023	478	$23.39	to	$23.48	$10,962	2.38%	0.00%	to	1.25%	3.15%	to	4.45%
2022	558	$22.76	to	$22.39	$12,211	1.34%	0.00%	to	1.25%	(13.17)%	to	(12.08)%
2021	654	$26.21	to	$25.47	$16,457	0.64%	0.00%	to	1.25%	(3.37)%	to	(2.15)%

	Federated Hermes Government Obligations - Service Shares (2)
2025	2,707	$10.46	to	$10.66	$28,483	3.88%	0.00%	to	1.25%	2.66%	to	3.95%
2024	2,739	$10.19	to	$10.26	$27,952	2.54%	0.00%	to	1.25%	1.85%	to	2.55%
(2) Federated Hermes Government Obligations - Service Shares commenced operations on June 14, 2024.

	Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A (3)
2025	83	$30.32	to	$40.74	$2,753	1.07%	0.00%	to	1.25%	13.05%	to	14.47%
2024	84	$26.82	to	$35.59	$2,438	0.87%	0.00%	to	1.25%	11.45%	to	12.86%
2023	90	$24.07	to	$31.53	$2,341	1.12%	0.00%	to	1.25%	7.70%	to	9.05%
2022	132	$22.35	to	$28.92	$3,247	1.23%	0.00%	to	1.25%	(9.12)%	to	(7.98)%
2021	122	$24.59	to	$31.42	$3,294	0.87%	0.00%	to	1.25%	19.41%	to	20.90%
(3) Federated Hermes Equity Income Fund, Inc. - Class A, name changed to Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A, effective October 27, 2025.

	Fidelity® VIP Contrafund® Portfolio - Initial Class
2025	482	$116.54	to	$163.59	$57,896	0.14%	0.00%	to	1.25%	19.97%	to	21.48%
2024	538	$97.14	to	$134.66	$53,690	0.18%	0.00%	to	1.25%	32.12%	to	33.79%
2023	621	$73.52	to	$100.65	$47,650	0.49%	0.00%	to	1.25%	31.80%	to	33.45%
2022	664	$55.78	to	$75.42	$38,634	0.49%	0.00%	to	1.25%	(27.23)%	to	(26.31)%
2021	724	$76.65	to	$102.35	$57,825	0.06%	0.00%	to	1.25%	26.25%	to	27.83%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Fidelity® VIP Growth Portfolio - Initial Class
2025	729	$190.42	to	$132.77	$115,914	0.28%	0.00%	to	1.25%	13.47%	to	14.90%
2024	819	$167.82	to	$115.55	$114,068	0.00%	0.00%	to	1.25%	28.76%	to	30.39%
2023	919	$88.62	to	$130.33	$99,148	0.13%	0.00%	to	1.25%	34.55%	to	36.24%
2022	982	$96.86	to	$65.05	$79,009	0.62%	0.00%	to	1.25%	(25.39)%	to	(24.46)%
2021	1,040	$129.83	to	$86.11	$112,667	0.00%	0.00%	to	1.25%	21.69%	to	23.21%

	Franklin Small-Mid Cap Growth Fund - Class A
2025	4	$34.93	to	$34.93	$132	0.00%	0.75%	to	0.75%	1.98%	to	1.98%
2024	4	$34.25	to	$34.25	$131	0.00%	0.75%	to	0.75%	10.53%	to	10.53%
2023	4	$30.99	to	$30.99	$119	0.00%	0.75%	to	0.75%	26.25%	to	26.25%
2022	4	$24.55	to	$62.38	$94	0.00%	0.00%	to	0.75%	(34.21)%	to	(33.71)%
2021	4	$37.31	to	$94.11	$143	0.00%	0.00%	to	0.75%	9.08%	to	9.90%

	Invesco American Franchise Fund - Class A
2025	20	$35.41	to	$48.73	$774	0.00%	0.00%	to	1.25%	10.18%	to	11.56%
2024	23	$32.14	to	$43.68	$801	0.00%	0.00%	to	1.25%	33.04%	to	34.73%
2023	30	$24.16	to	$32.42	$767	0.00%	0.00%	to	1.25%	39.17%	to	40.91%
2022	32	$17.36	to	$23.01	$583	0.00%	0.00%	to	1.25%	(32.00)%	to	(31.14)%
2021	35	$25.53	to	$33.41	$931	0.00%	0.00%	to	1.25%	10.46%	to	11.85%

	Invesco Comstock Fund - Class R
2025	44	$39.13	to	$49.87	$1,970	1.43%	0.00%	to	1.25%	15.40%	to	16.85%
2024	40	$33.91	to	$42.68	$1,520	1.42%	0.00%	to	1.25%	13.29%	to	14.73%
2023	50	$29.93	to	$37.20	$1,656	1.48%	0.00%	to	1.25%	10.60%	to	11.99%
2022	57	$27.06	to	$33.22	$1,708	1.48%	0.00%	to	1.25%	(0.70)%	to	0.54%
2021	59	$27.25	to	$33.04	$1,761	1.15%	0.00%	to	1.25%	31.37%	to	33.02%

	Invesco Discovery Large Cap Fund - Class A
2025	86	$56.24	to	$75.63	$5,199	0.00%	0.00%	to	1.25%	11.22%	to	12.62%
2024	85	$50.57	to	$67.15	$4,643	0.00%	0.00%	to	1.25%	32.33%	to	34.01%
2023	90	$38.21	to	$50.11	$3,670	0.00%	0.00%	to	1.25%	33.84%	to	35.51%
2022	91	$28.55	to	$36.98	$2,765	0.00%	0.00%	to	1.25%	(31.95)%	to	(31.10)%
2021	99	$41.96	to	$53.67	$4,426	0.00%	0.00%	to	1.25%	20.83%	to	22.34%

	Invesco Discovery Mid Cap Growth Fund - Class A
2025	47	$24.57	to	$33.83	$1,286	0.00%	0.00%	to	1.25%	3.48%	to	4.78%
2024	50	$23.74	to	$32.28	$1,328	0.00%	0.00%	to	1.25%	22.57%	to	24.12%
2023	51	$19.37	to	$26.01	$1,072	0.00%	0.00%	to	1.25%	11.57%	to	12.96%
2022	65	$17.36	to	$23.03	$1,258	0.00%	0.00%	to	1.25%	(31.95)%	to	(31.09)%
2021	61	$25.51	to	$33.42	$1,654	0.00%	0.00%	to	1.25%	17.39%	to	18.87%

	Invesco Global Fund - Class A
2025	229	$51.30	to	$67.08	$12,763	0.00%	0.00%	to	1.25%	13.81%	to	15.24%
2024	244	$45.07	to	$58.20	$11,923	0.00%	0.00%	to	1.25%	14.83%	to	16.28%
2023	293	$39.26	to	$50.06	$12,458	0.00%	0.00%	to	1.25%	32.37%	to	34.03%
2022	299	$29.66	to	$37.35	$9,533	0.00%	0.00%	to	1.25%	(32.99)%	to	(32.14)%
2021	368	$44.25	to	$55.04	$17,551	0.00%	0.00%	to	1.25%	13.93%	to	15.36%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Invesco Small Cap Growth Fund - Class A
2025	11	$48.39	to	$65.01	$569	0.00%	0.00%	to	1.25%	4.38%	to	5.69%
2024	14	$46.36	to	$61.51	$673	0.00%	0.00%	to	1.25%	14.74%	to	16.19%
2023	26	$40.41	to	$52.94	$1,217	0.00%	0.00%	to	1.25%	11.26%	to	12.66%
2022	28	$36.32	to	$46.99	$1,145	0.00%	0.00%	to	1.25%	(36.39)%	to	(35.59)%
2021	33	$57.10	to	$72.97	$2,133	0.00%	0.00%	to	1.25%	6.00%	to	7.33%

	Invesco Value Opportunities Fund - Class R
2025	20	$39.47	to	$49.18	$846	0.00%	0.00%	to	1.25%	18.39%	to	19.87%
2024	19	$33.34	to	$41.03	$707	0.22%	0.00%	to	1.25%	28.11%	to	29.73%
2023	21	$26.03	to	$31.63	$612	0.80%	0.00%	to	1.25%	13.63%	to	15.06%
2022	26	$22.90	to	$27.49	$652	0.10%	0.00%	to	1.25%	(4.66)%	to	(3.46)%
2021	26	$24.02	to	$28.48	$701	0.00%	0.00%	to	1.25%	25.59%	to	27.17%

	Janus Henderson Forty Fund - Class T
2025	210	$33.61	to	$37.45	$7,215	0.00%	0.00%	to	1.25%	16.69%	to	18.16%
2024	257	$28.80	to	$31.70	$7,554	0.37%	0.00%	to	1.25%	26.47%	to	28.07%
2023	285	$22.77	to	$24.75	$6,591	0.14%	0.00%	to	1.25%	37.96%	to	39.69%
2022	285	$16.51	to	$17.72	$4,770	0.00%	0.00%	to	1.25%	(34.46)%	to	(33.64)%
2021	337	$25.18	to	$26.70	$8,611	0.47%	0.00%	to	1.25%	21.25%	to	22.78%

	Janus Henderson Global Research Fund - Class T
2025	39	$23.78	to	$32.73	$993	0.48%	0.00%	to	1.25%	19.18%	to	20.67%
2024	41	$19.95	to	$27.13	$898	0.90%	0.00%	to	1.25%	21.85%	to	23.39%
2023	44	$16.38	to	$21.98	$803	0.76%	0.00%	to	1.25%	25.05%	to	26.61%
2022	51	$13.10	to	$17.36	$739	0.78%	0.00%	to	1.25%	(20.64)%	to	(19.65)%
2021	58	$16.50	to	$21.61	$1,050	1.03%	0.00%	to	1.25%	16.39%	to	17.86%

	Janus Henderson Research Fund - Class T
2025	3	$35.58	to	$35.58	$94	0.09%	0.75%	to	0.75%	17.41%	to	17.41%
2024	3	$30.31	to	$32.10	$80	0.18%	0.00%	to	0.75%	33.92%	to	34.93%
2023	4	$22.63	to	$23.79	$89	0.00%	0.00%	to	0.75%	41.90%	to	42.96%
2022	4	$15.95	to	$16.64	$68	0.03%	0.00%	to	0.75%	(30.56)%	to	(30.03)%
2021	4	$22.97	to	$23.79	$98	0.67%	0.00%	to	0.75%	19.37%	to	20.28%

	Janus Henderson VIT Global Research Portfolio - Institutional Shares
2025	38	$57.92	to	$51.43	$2,188	0.74%	0.75%	to	0.95%	19.78%	to	20.01%
2024	42	$48.36	to	$42.85	$1,986	0.76%	0.75%	to	0.95%	22.41%	to	(20.68)%
2023	45	$39.50	to	$54.02	$1,761	0.93%	0.00%	to	0.95%	25.58%	to	26.78%
2022	45	$31.46	to	$42.61	$1,388	1.62%	0.00%	to	0.95%	(20.17)%	to	(19.41)%
2021	47	$39.41	to	$52.88	$1,822	0.52%	0.00%	to	0.95%	16.97%	to	18.09%

	Lord Abbett Value Opportunities Fund - Class A
2025	17	$37.04	to	$45.48	$721	0.24%	0.00%	to	1.25%	(0.67)%	to	0.58%
2024	14	$37.29	to	$45.22	$568	0.00%	0.00%	to	1.25%	12.20%	to	13.62%
2023	14	$33.24	to	$39.80	$500	0.12%	0.00%	to	1.25%	15.25%	to	16.69%
2022	17	$28.84	to	$34.11	$543	0.55%	0.00%	to	1.25%	(22.87)%	to	(21.90)%
2021	17	$37.39	to	$43.67	$685	0.00%	0.00%	to	1.25%	25.63%	to	27.20%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	MFS® Growth Fund - Class A
2025	2	$67.94	to	$91.28	$179	0.00%	0.00%	to	1.25%	10.64%	to	12.03%
2024	3	$61.41	to	$81.48	$239	0.00%	0.00%	to	1.25%	29.70%	to	31.34%
2023	4	$47.35	to	$62.04	$217	0.00%	0.00%	to	1.25%	34.11%	to	35.79%
2022	4	$35.30	to	$45.69	$163	0.00%	0.00%	to	1.25%	(32.17)%	to	(31.32)%
2021	4	$52.05	to	$66.53	$253	0.00%	0.00%	to	1.25%	21.80%	to	23.34%

	NYLI WMC Small Companies Fund - Class A
2025	2	$25.27	to	$27.84	$44	0.00%	0.75%	to	1.25%	11.02%	to	11.57%
2024	2	$22.76	to	$28.64	$47	0.17%	0.00%	to	1.25%	15.94%	to	17.41%
2023	3	$19.63	to	$24.39	$71	0.21%	0.00%	to	1.25%	7.85%	to	9.20%
2022	2	$18.20	to	$22.34	$33	1.87%	0.00%	to	1.25%	(20.23)%	to	(19.23)%
2021	2	$22.82	to	$27.65	$40	0.00%	0.00%	to	1.25%	15.09%	to	16.54%

	PIMCO Total Return Fund - Administrative Class
2025	272	$19.43	to	$26.11	$5,756	4.31%	0.00%	to	1.25%	7.70%	to	9.06%
2024	282	$18.04	to	$23.94	$5,550	4.29%	0.00%	to	1.25%	1.07%	to	2.35%
2023	374	$17.85	to	$23.39	$7,426	3.64%	0.00%	to	1.25%	4.73%	to	6.04%
2022	455	$17.05	to	$22.06	$8,640	3.69%	0.00%	to	1.25%	(15.37)%	to	(14.31)%
2021	503	$20.14	to	$25.74	$11,215	2.09%	0.00%	to	1.25%	(2.32)%	to	(1.09)%

	Putnam High Yield Fund - Class R
2025	65	$20.38	to	$25.40	$1,475	5.77%	0.00%	to	1.25%	7.02%	to	8.37%
2024	49	$19.05	to	$23.44	$1,021	7.35%	0.00%	to	1.25%	6.13%	to	7.47%
2023	57	$17.95	to	$21.81	$1,124	5.32%	0.00%	to	1.25%	10.58%	to	11.96%
2022	76	$16.23	to	$19.48	$1,370	4.54%	0.00%	to	1.25%	(13.22)%	to	(12.13)%
2021	84	$18.70	to	$22.17	$1,730	4.02%	0.00%	to	1.25%	3.19%	to	4.50%

	Putnam International Small Cap Fund - Class R (4)
2025	60	$17.31	to	$21.57	$1,122	5.74%	0.00%	to	1.25%	28.20%	to	29.81%
2024	63	$13.50	to	$16.61	$907	3.34%	0.00%	to	1.25%	1.51%	to	2.79%
2023	70	$13.30	to	$16.16	$996	0.12%	0.00%	to	1.25%	13.49%	to	14.92%
2022	80	$11.72	to	$14.06	$982	0.13%	0.00%	to	1.25%	(19.24)%	to	(18.22)%
2021	137	$14.51	to	$17.20	$2,167	1.06%	0.00%	to	1.25%	11.76%	to	13.16%
(4) Putnam International Capital Opportunities Fund - Class R, name changed to Putnam International Small Cap Fund - Class R, effective September 30, 2025.

	Royce Small-Cap Total Return Fund - Service Class
2025	30	$27.96	to	$34.84	$922	0.63%	0.00%	to	1.25%	0.86%	to	2.13%
2024	32	$27.72	to	$34.12	$961	2.34%	0.00%	to	1.25%	8.32%	to	9.69%
2023	31	$25.60	to	$31.10	$862	3.00%	0.00%	to	1.25%	22.32%	to	23.85%
2022	34	$20.93	to	$25.11	$770	0.84%	0.00%	to	1.25%	(14.61)%	to	(13.54)%
2021	38	$24.51	to	$29.05	$994	0.61%	0.00%	to	1.25%	23.99%	to	25.54%

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	The Jensen Quality Growth Fund Inc. - Class R
2025	19	$49.75	to	$65.04	$1,006	0.02%	0.00%	to	1.25%	2.77%	to	4.06%
2024	22	$48.41	to	$62.50	$1,122	0.11%	0.00%	to	1.25%	8.17%	to	9.54%
2023	26	$44.75	to	$57.05	$1,252	0.27%	0.00%	to	1.25%	14.60%	to	16.04%
2022	26	$39.05	to	$49.17	$1,103	0.29%	0.00%	to	1.25%	(17.92)%	to	(16.89)%
2021	27	$47.57	to	$59.16	$1,367	0.28%	0.00%	to	1.25%	27.88%	to	29.49%

	Victory Pioneer Equity Income VCT Portfolio - Class II (5)
2025	16	$44.08	to	$61.33	$763	1.99%	0.00%	to	1.25%	9.75%	to	11.13%
2024	17	$40.16	to	$55.19	$730	1.79%	0.00%	to	1.25%	9.59%	to	10.97%
2023	33	$36.65	to	$49.73	$1,326	1.71%	0.00%	to	1.25%	5.85%	to	7.17%
2022	23	$34.63	to	$46.40	$856	1.50%	0.00%	to	1.25%	(9.08)%	to	(7.94)%
2021	33	$38.09	to	$50.41	$1,389	1.19%	0.00%	to	1.25%	23.78%	to	25.33%
(5) Pioneer Equity Income VCT Portfolio - Class II, name changed to Victory Pioneer Equity Income VCT Portfolio - Class II, effective April 01, 2025.

	Victory RS Select Growth Fund - Class A
2025	6	$45.68	to	$59.72	$272	0.00%	0.00%	to	1.25%	5.97%	to	7.30%
2024	5	$43.10	to	$55.66	$233	0.00%	0.00%	to	1.25%	21.88%	to	23.42%
2023	6	$35.36	to	$45.09	$204	0.00%	0.00%	to	1.25%	17.16%	to	18.63%
2022	6	$30.18	to	$38.01	$190	0.00%	0.00%	to	1.25%	(33.27)%	to	(32.43)%
2021	6	$45.23	to	$56.26	$305	0.00%	0.00%	to	1.25%	5.56%	to	6.89%

	Victory RS Small Cap Growth Fund - Class A
2025	43	$17.13	to	$23.58	$777	0.00%	0.00%	to	1.25%	(0.38)%	to	0.88%
2024	51	$17.20	to	$23.38	$921	0.00%	0.00%	to	1.25%	9.69%	to	11.08%
2023	52	$15.68	to	$21.05	$865	0.00%	0.00%	to	1.25%	18.32%	to	19.80%
2022	59	$13.25	to	$17.57	$825	0.00%	0.00%	to	1.25%	(37.85)%	to	(37.07)%
2021	62	$21.32	to	$27.92	$1,388	0.00%	0.00%	to	1.25%	(12.16)%	to	(11.06)%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of FutureFunds Series Account of Empower Annuity Insurance Company of America and the Board of Directors of Empower Annuity Insurance Company of America
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of FutureFunds Series Account of Empower Annuity Insurance Company of America (the “Series Account”), as of December 31, 2025, the related statements of operations and changes in net assets for each of the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2025, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 8, 2026

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

FutureFunds Series Account of Empower Annuity Insurance Company of America APPENDIX A

Investment Division	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets
Alger Balanced Portfolio - Class I-2	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Alger Mid Cap Growth Portfolio - Class I-2	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Century Investments® Disciplined Core Value Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Century Investments® Equity Income Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® The Growth Fund of America® - Class R-3	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Artisan International Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Value Fund - Class FI	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Columbia Select Mid Cap Value Fund - Class R	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Davis New York Venture Fund - Class R	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Aggressive Profile Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Bond Index Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Conservative Profile Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Government Money Market Fund - Investor Class	N/A	N/A	For the period from January 1, 2024 to June 14, 2024
Empower International Value Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Large Cap Value Fund - Investor II Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Lifetime 2015 Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Lifetime 2025 Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Lifetime 2035 Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Lifetime 2045 Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Lifetime 2055 Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Mid Cap Value Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Moderate Profile Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Moderately Aggressive Profile Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

Empower Moderately Conservative Profile Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Multi-Sector Bond Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower S&P 500® Index Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower S&P Small Cap 600® Index Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower Small Cap Value Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower T. Rowe Price Mid Cap Growth Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Empower U.S. Government Securities Fund - Investor Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Federated Hermes Government Obligations - Service Shares	December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period from June 14, 2024 (commencement of operations) to December 31, 2024
Federated Hermes Strategic Dividend Growth Fund, Inc. - Class A (formerly, Federated Hermes Equity Income Fund, Inc. - Class A)	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Initial Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Initial Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco American Franchise Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco Comstock Fund - Class R	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco Discovery Large Cap Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco Discovery Mid Cap Growth Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco Global Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco Small Cap Growth Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco Value Opportunities Fund - Class R	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Forty Fund - Class T	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Fund - Class T	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Research Fund - Class T	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson VIT Global Research Portfolio - Institutional Shares	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Value Opportunities Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® Growth Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
NYLI WMC Small Companies Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

PIMCO Total Return Fund - Administrative Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam High Yield Fund - Class R	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam Income Fund - Class A	N/A	N/A	For the period from January 1, 2024 to July 5, 2024
Putnam International Small Cap Fund - Class R (formerly, Putnam International Capital Opportunities Fund - Class R)	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Royce Small-Cap Total Return Fund - Service Class	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
The Jensen Quality Growth Fund Inc. - Class R	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Victory Pioneer Equity Income VCT Portfolio - Class II (formerly, Pioneer Equity Income VCT Portfolio - Class II)	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Victory RS Select Growth Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Victory RS Small Cap Growth Fund - Class A	December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

Empower Annuity Insurance Company of America
Audited Annual Statutory Financial Statements
.

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2025 and 2024, and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2025, and Independent Auditor's Report

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EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Item 8. Financial Statements and Supplementary Data

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INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Stockholder of
Empower Annuity Insurance Company of America
Greenwood Village, Colorado
Opinions
We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (the "Company") (a wholly-owned subsidiary of Empower Holdings, LLC), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the

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United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

Index
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk limiting features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2026

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus Index
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Admitted assets:
Cash and invested assets:
Bonds	$25,555,512	$24,973,698
Preferred and common stock	1,985,113	1,936,413
Mortgage loans (net of allowances of $76,626 and $39,611)	4,612,716	5,387,154
Contract loans	3,512,259	3,536,463
Cash, cash equivalents and short-term investments	2,436,586	1,150,880
Other invested assets	3,505,451	2,988,840
Total cash and invested assets	41,607,637	39,973,448

Investment income due and accrued	360,053	354,880
Reinsurance recoverable	626,258	384,389
Funds held or deposited with reinsured companies	4,582,821	5,199,528
Current federal income taxes recoverable	38,995	—
Deferred income taxes	79,545	112,067
Due from parent, subsidiaries and affiliates	501,502	700,921
Other assets	544,784	812,006
Assets from separate accounts	22,441,493	22,594,303
Total admitted assets	$70,783,088	$70,131,542

See notes to statutory financial statements.              Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus Index
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities and accident and health policies	$27,318,216	$28,278,401
Liability for deposit-type contracts	11,770,019	10,245,580
Asset valuation reserve	518,351	305,795
Due to parent, subsidiaries and affiliates	46,652	182,115
Revolving credit facility with affiliate	520,000	—
Commercial paper	199,523	99,717
Current federal income taxes payable	—	47,932
Payable under securities lending agreements	419,733	134,685
Other liabilities	3,170,670	3,507,635
Liabilities from separate accounts	22,441,494	22,594,303
Total liabilities	66,404,658	65,396,163

Commitments and contingencies (see Note 14)

Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 22,648,660 and 22,648,560 shares issued in 2025 and 2024, respectively	22,794	22,649
Surplus notes	1,579,833	2,108,664
Gross paid in and contributed surplus	6,524,610	6,497,277
Unassigned deficit	(3,748,807)	(3,893,211)
Total capital and surplus	4,378,430	4,735,379

Total liabilities, capital and surplus	$70,783,088	$70,131,542

See notes to statutory financial statements.          Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Operations Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Income:
Premium income and annuity consideration	$5,380,290	$4,475,139	$5,567,710
Net investment income	1,637,406	1,470,865	1,969,201
Amortization of interest maintenance reserve	(11,925)	(14,169)	2,113
Commission and expense allowances on reinsurance ceded	205,420	209,381	259,378
Reserve adjustment on reinsurance ceded	(303,539)	(922,697)	(1,672,963)
Other income	513,236	448,570	478,656
Total income	7,420,888	5,667,089	6,604,095

Expenses:
Death benefits	198,325	247,321	281,360
Annuity benefits	322,340	321,867	323,701
Surrender benefits	11,826,268	12,996,180	15,770,211
Decrease in aggregate reserves for life and accident and health policies and contracts	(957,615)	(2,711,402)	(5,442,498)
Other benefits	90,368	91,164	134,269
Total benefits	11,479,686	10,945,130	11,067,043

Commissions	41,708	43,909	50,225
Other insurance expenses	564,366	494,938	561,610
Net transfers from separate accounts	(5,400,686)	(6,393,583)	(6,165,670)
Interest maintenance reserve reinsurance activity	2,767	23,330	2,883
Total benefit and expenses	6,687,841	5,113,724	5,516,091

Net gain from operations before dividends to policyholders, federal income taxes and net realized capital losses	733,047	553,365	1,088,004
Dividends to policyholders	4,317	3,455	4,432
Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital losses	728,730	549,910	1,083,572
Federal income tax (benefit) expense	(50,806)	683	34,274
Net gain from operations before net realized capital losses	779,536	549,227	1,049,298
Net realized capital losses, net of federal income tax benefit of $13,875, $6,507 and $6,203, respectively and transfers to interest maintenance reserve	(52,197)	(24,480)	(23,336)
Net income	$727,339	$524,747	$1,025,962

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Changes in Capital and Surplus Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023

Capital and surplus, beginning of year	$4,735,379	$3,782,006	$3,520,578

Net income	727,339	524,747	1,025,962
Dividends to stockholders	(513,800)	(900,000)	(350,000)
Change in net unrealized capital gains (losses), net of income taxes	194,983	(548,064)	(587,858)
Correction of prior period error	(1,481)	—	35,418
Change in asset valuation reserve	(212,556)	(6,031)	(37,202)
Change in non-admitted assets	159,336	196,875	371,347
Surplus paid-in	27,333	1,854,040	46,953
Change in surplus as a result of reinsurance	(99,067)	(101,794)	(142,606)
Change in net deferred income taxes	(114,169)	(69,580)	1,468
Change in goodwill	—	—	(101,575)
Repayment of surplus notes and interest	(528,831)	—	—
Change in other capital and surplus	3,964	3,180	(479)
Net change in capital and surplus for the year	(356,949)	953,373	261,428

Capital and surplus, end of year	$4,378,430	$4,735,379	$3,782,006

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Cash Flows Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Operating activities:
Premium income, net of reinsurance	$5,272,782	$4,457,445	$5,486,499
Investment income received, net of investment expenses paid	1,568,532	1,435,065	1,952,880
Other miscellaneous income received	1,000,173	1,076,320	1,232,932
Benefit and loss related payments, net of reinsurance	(12,271,062)	(14,420,907)	(17,641,156)
Net transfers from separate accounts	5,400,685	6,393,574	6,165,922
Commissions, other expenses and taxes paid	(600,909)	(540,230)	(552,974)
Dividends paid to policyholders	(4,304)	(3,652)	(5,181)
Federal income taxes (paid) received, net	(14,608)	6,411	79,445
Net cash provided by (used in) operating activities	351,289	(1,595,974)	(3,281,633)

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	5,080,931	3,789,963	4,599,292
Stocks	47,000	88,843	153,830
Mortgage loans	910,584	705,951	539,266
Other invested assets	136,843	200,703	214,398
Miscellaneous proceeds	1,350	207,287	(73)
Cost of investments acquired or originated:
Bonds	(5,545,473)	(2,330,867)	(1,440,075)
Stocks	(49,349)	(63,636)	(88,643)
Mortgage loans	(164,144)	(292,876)	(298,613)
Other invested assets	(356,157)	(489,215)	(392,362)
Miscellaneous applications	(59,912)	(29,190)	(11,559)
Net cash provided by investing activities	1,673	1,786,963	3,275,461

Financing and miscellaneous activities:
Capital and paid in surplus	27,478	8,291	47,099
Deposit-type contracts, net of withdrawals	1,434,123	568,574	1,400,174
Dividends to stockholder	(513,800)	(900,000)	(350,000)
Repayment of surplus notes and interest	(528,831)	—	—
Funds borrowed	520,000	—	—
Other	(6,226)	(365,625)	182,377
Net cash provided by (used in) financing and miscellaneous activities	932,744	(688,760)	1,279,650

Net increase (decrease) in cash, cash equivalents and short-term investments	1,285,706	(497,771)	1,273,478
Cash, cash equivalents and short-term investments:
Beginning of year	1,150,880	1,648,651	375,173
End of year	$2,436,586	$1,150,880	$1,648,651

The statutory statements of cash flows excludes the following non-cash transactions:
	Year Ended December 31,
	2025	2024	2023
Contribution of PAFI, LLC entity	$—	$1,772,530	$—
Contribution of non-cash receivables	$—	$76,269	$—

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

1. Organization and basis of presentation

Organization

Empower Annuity Insurance Company of America, (the “Company” or “EAICA”) offers a wide range of retirement and investment products to individuals, institutional investors, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the state of Colorado and is subject to regulation by the Colorado Division of Insurance (the “Division”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to conduct business in all states in the United States ("U.S."), except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

The Company is a direct wholly-owned subsidiary of Empower Holdings, LLC ("EHL"), which is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”). Lifeco U.S. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco is a direct, majority-owned subsidiary of Power Corporation ("Power").

Basis of presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance ("The Division"). The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner. The Company and its affiliates have significant interdependencies and related party transactions, as described in Note 3. The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

The only prescribed difference that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•Bonds, including asset-backed securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.
•Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.
•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans,

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) the Company has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If the Company does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.
Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on asset-backed securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•The Company evaluates its assets in accordance with statutory guidance to determine admissibility. As prescribed by the NAIC, assets such as certain other invested assets, preferred and common stock, deferred income taxes, amounts due from affiliates, and other miscellaneous assets may be partially or fully non-admitted based on regulatory limitations and collectability considerations. In addition, certain asset classes, including reinsurance recoverables and cash and short-term investments, are generally fully admitted unless specific circumstances require non-admission. Changes in the non-admitted portion of assets are recorded directly to unassigned surplus in the period in which such determinations are made. Under GAAP, all assets are recorded and included within the financial statements, and capital and surplus is the statutory equivalent of stockholders' equity.

•For statutory accounting, investments in subsidiaries and controlled and affiliated entities (SCAs) are reported using an equity method based on the reporting entity's shares of the audited statutory equity of the SCAs financial statements (for insurance SCA entities), audited GAAP equity, or audited GAAP equity with specified adjustments depending on the type of SCA entity. The change in the carrying value between reporting periods is recorded as an unrealized gain/loss through surplus (rather than in income or equity as required under GAAP). Dividends received are recorded in net investment income. Under GAAP, entities under common control are consolidated for reporting.
•For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition. Statutory accounting also rejects GAAP guidance recognizing a seller's guarantee of the adequacy of liabilities for losses and loss adjustment expenses of the Company acquired in a business combination.

•For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•A surplus note is a subordinated debt instrument issued by an insurer that is treated as a component of capital and surplus under statutory accounting, provided it has been approved by the domiciliary regulator. Under GAAP, notes are reflected as a liability.

•Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Statutory accounting guidance does not distinguish long duration and short duration life insurance contracts, and classifies contracts that have any mortality or morbidity risk, regardless of significance, and contracts with a life contingent annuity purchase rate guarantee option as insurance contracts. Under GAAP, long duration insurance contracts without significant mortality or morbidity risks are classified as investment contracts and are accounted for using a deposit method.

•The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The statutory statement of cash flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e., the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•For statutory accounting purposes, restatements of prior periods in an Annual Statement are generally not required unless mandated by a state insurance regulator.

Use of estimates

The preparation of financial statements in conformity with statutory accounting principles requires the Company to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Reclassification

Certain prior year amounts have been reclassified for comparative purposes.

Corrections of errors
During the preparation of the 2025 statutory financial statements, the Company identified errors in the 2024 statements. As a result of finalizing an acquisition migration and related clean up, the Company determined that other invested assets and surplus were understated. In addition, errors related to reinsurance activity resulted in previously understating other liabilities and overstating premium income and other insurance expenses.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The errors had the following impacts on the 2024 annual statutory statements of admitted assets, liabilities, capital and surplus:

Amount
Other invested assets	$(28,259)
Other liabilities	$(29,740)
Unassigned deficit	$(28,259)
Premium income and annuity considerations	$35,665
Other insurance expenses	$(5,925)

The $1.5 million net impact was recorded in Unassigned deficit in 2025 in accordance with Statement of Statutory Accounting Principles No. 3 “Accounting Changes and Corrections of Errors.” The correction of these prior year errors had no net impact to the 2025 statutory statements of operations.

2. Significant accounting policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets, as described further in Note 6.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision. Bonds are classified and reported as issuer credit obligations (“ICOs”) or asset-backed securities (“ABS”) in accordance with the NAIC Principles-Based Bond Definition Project. Prior period references to loan-backed and structured securities reflect the terminology in effect at that time, and the terminology change does not impact classification, measurement, or reported amounts. See Note 4 for additional information.

•Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•The recognition of income on certain investments (e.g., asset-backed securities, including mortgage-backed and other collateralized securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and other collateralized securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt. See Note 4 for additional information.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. The Company's risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. The Company's periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•Real estate properties occupied by the Company are carried at depreciated cost less encumbrances unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.
•Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property.

•Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.
•Residual tranches or interests, including the Company's preferred-share interests in collateralized loan obligation ("CLO") warehouse structures, are classified as other invested assets and are carried at Book/Adjusted Carrying Value (BACV). The cost recovery method is applied as a practical expedient in accordance with statutory accounting guidance. Under this method, all distributions received are treated as a reduction of BACV, and no investment income is recognized until the residual tranche has a BACV of zero.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security and recorded in preferred and common stock. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value, as described in Note 5.
•Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange, as described in Note 5. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.
•Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value recorded in other invested assets, with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their statutory or US GAAP equity with dividends received being recorded in investment income.

•Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy, as described in Note 5.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying statutory statements of admitted assets, liabilities, capital and surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. government or agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the statutory statements of admitted assets, liabilities, capital and surplus. See Note 4 for additional information.

•The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. The Company considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in the Company's evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•The length of time for which the estimated fair value has been below cost;
•Downgrade of a bond investment by a credit rating agency;
•Deterioration of the financial condition of the issuer;
•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For asset-backed securities, if the Company does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For issuer credit obligations, if the Company does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
◦Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.
◦Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the statutory statements of admitted assets, liabilities, capital and surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.
The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (b) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (c) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes, as described in Note 4.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government or agency securities and are not recorded on the statutory statements of admitted assets, liabilities, capital and surplus. Cash flows from derivative transactions, including their realized gains/(losses), are presented on a net basis as other cash provided by (used in) within cash from financing and miscellaneous activities in the Statutory Statements of Cash Flows.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers represent amounts receivable from ceding entities as collateral or settlement security, rather than being remitted to the counterparty. Interest earned on the funds withheld receivable are included as a component of other income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2025, 2024 and 2023. See Note 7 for additional information.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract. See Note 8 for additional information.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in statutory statements of admitted assets, liabilities, capital and surplus at their cash surrender values in other assets. At December 31, 2025, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 29% equity, 32% fixed income, 8% cash and short terms, and 31% other. At December 31, 2024, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 28% equity, 33% fixed income, 11% cash and short terms, and 27% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Due to/from parent, subsidiaries and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand, and include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S. See Note 3 for additional information.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements, as described in Note 9.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method ("CRVM"), using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis.
The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, other income, and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2025. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the statutory statements of operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the statutory statement of admitted assets, liabilities, capital and surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit. See Note 13 for additional information.

Employee Benefits

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2025.

The Company offers unfunded, non-qualified deferred compensation ("NQDC") plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains, losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. The investment assets related to the NQDC plans fluctuate with the market and the related compensation liability reflects the employee’s deferred compensation balances, therefore the asset and liability generally offset each other on the statutory statements of admitted assets, liabilities, capital and surplus, resulting in an immaterial impact on surplus. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $57.7 million and $54.9 million at December 31, 2025 and 2024, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Recent accounting pronouncements

Accounting standards recently adopted

In August 2023, the NAIC adopted concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve, which provided optional, limited-time guidance, allowing the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus. In August 2025, the NAIC extended this guidance through December 31, 2026, with automatic nullification on January 1, 2027, unless adjusted earlier or further extended. The August 2025 extended guidance included clarification of allowing the admittance of net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, subject to qualifying requirements. Admitted net negative (disallowed) IMR, is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In August 2023, the NAIC adopted concept 2019-21 Bond Definition, which revised SSAP No. 26 - Bonds and SSAP No. 43 - Asset-Backed Securities (“SSAP No. 43”) for the principles-based bond definition, and updated other various SSAPs and SSAP references to reflect the revised definition. In August 2024, the NAIC modified this concept by adopting additional concepts: 1) 2019-21 - Principles-Based Bond Project & Residual Interests for debt securities that do not qualify to be reported as bonds and for residual tranches or interests/loss positions within SSAP No. 21—Other Admitted Assets and 2) 2024-21 Bond Definition – Debt Securities Issued by Funds that debt securities issued by non-SEC registered funds that reflect operating entities can qualify as issuer credit obligations. These concepts were adopted on January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures. As the NAIC revised its bond reporting categories, the 2025 presentation is not directly comparable to the 2024 presentation.

In December 2023, the NAIC adopted concept 2023-17: Short-Term Investments under SSAP No. 2 - Cash, Cash Equivalents, Drafts, and Short-Term investments, which further restricted investments that are permitted for cash equivalent and short-term investment reporting. This concept was adopted January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

In March 2024, the NAIC revised concept 2022-14 - New Market Tax Credit Project, which expanded and amended guidance within SSAP No. 93 – Low-Income Housing Tax Credit Property Investments (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. In addition, the NAIC revised SSAP No. 94 Transferable and Non-Transferable State Tax Credits (“SSAP No. 94”) to expand and amend guidance to include both purchased state and federal tax credits. The NAIC also revised other SSAPs and SSAP references to reflect the changes made to SSAP No. 93 and SSAP No. 94. This concept was adopted January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

In August 2024, the NAIC Statutory Accounting Principles (E) Working Group adopted, with modification, certain disclosure improvements under agenda item 2023-26, as clarified by Blanks agenda item 2025-01, which updated statutory disclosure requirements related to unused commitments and lines of credit within SSAP No. 15—Debt and Holding Company Obligations. This clarification was adopted for the year ending December 31, 2025, and did not have a material effect on the Company’s statutory financial statements or footnote disclosures.

In March 2025, the NAIC revised SSAP No. 1: Accounting Policies, Risks & Uncertainties, and Other Disclosures to promote consistent reporting of restricted assets, including those held under modified coinsurance (“Modco”) and funds withheld (“FWH”) reinsurance agreements. This guidance was adopted for the year ending December 31, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

Accounting standards not yet adopted

In February 2025, the NAIC revised SSAP No. 56: Separate Accounts to clarify measurement guidance for “book value” separate accounts and to establish consistent accounting for asset transfers between the general account and separate accounts. These changes are effective January 1, 2026, with early adoption permitted, and are not expected to have a material effect on the Company’s financial statements.

In August 2025, the NAIC adopted clarifying revisions under agenda item 2024-06: Risk Transfer – Combination Reinsurance Contracts to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791, which were subsequently affirmed in December 2025. The adopted guidance requires reinsurance agreements with interdependent features,

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
including contracts combining yearly renewable term (YRT) reinsurance and coinsurance, to be evaluated in the aggregate for risk transfer. The revisions are effective immediately for new or amended contracts and December 31, 2026 for existing contracts. The Company is still evaluating the impacts to the statutory financial statements and footnotes.

3. Related party transactions

In the normal course of business the Company enters into agreements with certain affiliates whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

The Company’s separate accounts invest in shares of Empower Funds, Inc. and PanAgora Asset Management, Inc. funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2025, 2024 and 2023, these purchases totaled $455.0 million, $263.0 million and $334.8 million respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $160.7 million and $173.7 million at December 31, 2025 and 2024, respectively, which is also included in the assets and liabilities of the general account at those dates.

The Company contributed $155.6 million and $197.8 million to partnership funds during the years ended December 31, 2025 and 2024, respectively. Of these amounts, $11.0 million and $18.9 million, respectively, were contributions to partnership funds controlled by Lifeco and Power. The total amount invested in Lifeco and Power controlled partnerships as of December 31, 2025 and 2024 was $115.7 million and $109.1 million, respectively. As of December 31, 2025, the remaining commitments for Lifeco and Power controlled partnership funds through subsequent years total $33.1 million. Refer to Note 14 for additional details regarding commitments.

The following table summarizes amounts due from parent, subsidiaries and affiliates:

			December 31,
	Indebtedness	Due date	2025	2024
Empower Retirement, LLC ("ERL") (1) note receivable	Promissory note	12/31/2029	$490,000	$—
ERL(1)	On account	On demand	—	568,471
Empower Life & Annuity Insurance Company of New York ("ELAINY")(2)	On account	On demand	—	50,110
Other related party receivables	On account	On demand	11,502	82,340
Total			$501,502	$700,921
(1) An indirect wholly-owned subsidiary of the Company
(2) A wholly-owned subsidiary of the Company

On March 25, 2025, the Company executed a 4.46% fixed rate promissory note (the “Note”) in the principal amount of $570.0 million with ERL as the borrower. Prior to the issuance of the Note, the Company had made a series of cash advances to ERL to fund integration costs associated with recently acquired businesses. These advances were recorded as a receivable within the Due from parent, subsidiaries and affiliates line in the of statutory statement of admitted assets, liabilities, capital and surplus. Upon completion of the integration activities, the Company and ERL executed the Note to settle the outstanding affiliate receivable balance. Interest is calculated on a 360-day year consisting of twelve 30-day months and is payable annually in arrears on December 31, commencing on December 31, 2025. Principal payments are due annually and continue through maturity on December 31, 2029. The Note is unsecured, may be prepaid at any time without penalty, and contains no restrictive covenants. The Company believes the agreed-upon interest rate approximates a market rate at arms length. The carrying amount approximates fair value.

The following table summarizes amounts due to parent, subsidiaries and affiliates:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

			December 31,
	Indebtedness	Due date	2025	2024
ERL(1)	On account	On demand	$24,874	$—
Empower Annuity Insurance Company(2) ("EAIC")	On account	On demand	20,408	180,417
Other related party payables	On account	On demand	1,370	1,698
Total			$46,652	$182,115
(1) An indirect wholly-owned subsidiary of the Company
(2) A wholly-owned subsidiary of the Company

The Company has a long-term revolving credit facility agreement with Lifeco U.S. with a commitment amount up to $520 million, which allows the Company to draw advances in the form of individual loans payable. Interest on drawdowns accrues at either (a) the U.S. prime rate then in effect during the applicable interest period, or (b) the short-term Applicable Federal Rate ("AFR") for monthly compounding as published by the U.S. Department of the Treasury that is in effect for the month in which the applicable interest period begins. A commitment fee of 11 basis points per annum is paid quarterly. Upon the occurrence of an event of default, future advances may be prohibited and outstanding obligations may become due and payable. The Company was in compliance with all covenants at December 31, 2025 and 2024. In December 2025, the Company drew down $520 million under this revolving credit agreement at the short-term AFR for monthly compounding then in effect of 3.60% with an interest period maturity date of January 16, 2026. The proceeds of the advance were used for general corporate purposes. The carrying amount of the loan advance approximates fair value. As of December 31, 2024, the commitment amount was $50 million with no amounts borrowed.

The Company has a long-term revolving credit facility agreement with EAIC, which allows for the Company to borrow a maximum amount of $50 million. The borrowing agreement allows the Company to draw advances in the form of individual loans payable to EAIC. The Company may terminate the borrowing agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a long-term revolving credit facility agreement with EAIC, which allows the Company to lend EAIC a maximum amount of $50 million. The lending agreement allows EAIC to draw advances in the form of individual loans payable to the Company. EAIC may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a long-term revolving credit facility agreement with Empower Capital Management, LLC ("ECM"), an indirect wholly-owned subsidiary of the Company, which allows the Company to lend ECM a maximum amount of $250.0 million until December 31, 2027. The lending agreement allows ECM to draw advances in the form of individual loans payable to the Company. ECM may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. In 2024, there was an outstanding principal amount due from ECM of $20.2 million, which had an interest rate of 6.086% per annum and matured on December 31, 2025. In September 2025, ECM repaid the $20.2 million principal amount to the Company, resulting in the extinguishment of the loan. As of December 31, 2025, there is no outstanding principal amount due from ECM.

Interest on future draws from the above revolving credit facility agreements with ECM and EAIC accrues based upon the type of draw requested, which can be either a U.S. Prime Rate Loan or a Secured Overnight Financing Rate Loan (“SOFR loan”). U.S. Prime Rate loans accrue interest based upon the U.S. Prime Rate in effect from time to time, plus a margin of 55 basis points (“bps”). SOFR Loans accrue interest based upon the adjusted term SOFR rate applicable to the term selected, plus a margin of 70 bps.

Included in current federal income taxes recoverable at December 31, 2025 is $49.8 million of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in prior federal income taxes owed at December 31, 2024 is $48.6 million of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

During the year ended December 31, 2025, the Company received dividends of $340.8 million from its subsidiaries, the largest being $169.8 million from EAG. During the year ended December 31, 2024, the Company received dividends of $111.1 million from its subsidiaries, the largest being $47.0 million from ECM. During the year ended December 31, 2023, the Company received dividends of $529.4 million from its subsidiaries, the largest being $419.6 million from EAIC.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

During the years ended December 31, 2025, 2024 and 2023, the Company paid cash dividends to EHL in the amounts of $513.8 million, $900.0 million, and $350.0 million respectively.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Bonds

Investments in bonds consist of the following:

	December 31, 2025
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
Issuer credit obligations:
U.S. government obligations	$824,856	$301	$1,675	$823,482
Other U.S. government	12,944	—	910	12,034
Non-U.S. sovereign jurisdiction	191,821	1,075	10,943	181,953
Municipal bonds - general obligations	39,289	513	1,408	38,394
Municipal bonds - special revenue	354,552	5,397	10,539	349,410
Project finance bonds	251,879	423	20,327	231,975
Corporate bonds	16,919,599	47,069	1,335,341	15,631,327
Single entity backed obligations	463,942	2,314	22,581	443,675
Bonds issued by funds representing operating entities	1,327,782	5,552	64,461	1,268,873
Bank loans	230,971	321	15,072	216,220
Other issuer credit obligations	12,079	58	359	11,778
Total issuer credit obligations	20,629,714	63,023	1,483,616	19,209,121

Asset-backed securities:
Agency residential mortgage-backed securities - guaranteed	93,112	184	348	92,948
Agency commercial mortgage-backed securities - guaranteed	734	2	—	736
Agency residential mortgage-backed securities - not/partially guaranteed	545,877	4,563	27,154	523,286
Agency commercial mortgage-backed securities - not/partially guaranteed	7,868	—	291	7,577
Non-agency residential mortgage-backed securities	404,882	2,962	23,392	384,452
Non-agency commercial mortgage-backed securities	1,210,592	838	74,048	1,137,382
Non-agency – CLOs/CBOs/CDOs	1,685,778	1,665	7,637	1,679,806
Other financial asset-backed securities	588,047	4,582	15,350	577,279
Equity-backed securities	19,985	662	—	20,647
Lease-backed securities	258,370	496	13,544	245,322
Other non-financial asset-backed securities	110,553	670	4,841	106,382
Total asset-backed securities	4,925,798	16,624	166,605	4,775,817
Total issuer credit obligations and asset-backed securities	$25,555,512	$79,647	$1,650,221	$23,984,938

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$513,127	$139	$12,459	$500,807
All other governments	157,908	96	19,903	138,101
U.S. states, territories and possessions	225,926	4,352	4,382	225,896
Political subdivisions of states and territories	25,535	154	1,567	24,122
Special revenue and special assessments	246,389	230	19,884	226,735
Industrial and miscellaneous	18,728,280	18,130	2,071,010	16,675,400
Parent, subsidiaries and affiliates	167	—	—	167
Hybrid securities	63,514	—	9,495	54,019
Loan-backed and structured securities	5,012,852	9,200	281,262	4,740,790
Total bonds	$24,973,698	$32,301	$2,419,962	$22,586,037

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$4,486,987	$4,475,367
Due after one year through five years	13,236,238	12,766,214
Due after five years through ten years	5,965,964	5,608,398
Due after ten years through twenty years	2,330,726	1,916,975
Due after twenty years	1,261,090	943,550
Total bonds	$27,281,005	$25,710,504

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2025	2024	2023
Consideration from sales	$2,863,808	$2,292,824	$3,556,834
Gross realized gains from sales	$10,955	$5,876	$6,466
Gross realized losses from sales	$38,528	$13,002	$172,254

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2025
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Issuer credit obligations
U.S. government obligations	$139,880	$262	$495,821	$1,413	$635,701	$1,675
Other U.S. government	—	—	12,034	910	12,034	910
Non-U.S. sovereign jurisdiction	7,226	68	132,580	10,875	139,806	10,943
Municipal bonds - general obligations	—	—	9,326	1,408	9,326	1,408
Municipal bonds - special revenue	6,221	23	183,141	10,516	189,362	10,539
Project finance bonds	—	—	216,921	21,213	216,921	21,213
Corporate bonds	693,212	4,784	11,385,023	1,427,718	12,078,235	1,432,502
Single entity backed obligations	15,101	31	235,719	26,551	250,820	26,582
Bonds issued by funds representing operating entities	18,290	1,907	906,987	68,697	925,277	70,604
Bank loans	66,469	5,895	134,740	11,934	201,209	17,829
Other issuer credit obligations	—	—	9,681	359	9,681	359
Total issuer credit obligations	946,399	12,970	13,721,973	1,581,594	14,668,372	1,594,564

Asset-backed securities
Agency residential mortgage-backed securities - guaranteed	—	—	5,381	348	5,381	348
Agency residential mortgage-backed securities - not/partially guaranteed	92,830	566	272,569	26,588	365,399	27,154
Agency commercial mortgage-backed securities - not/partially guaranteed	—	—	7,578	291	7,578	291
Non-agency residential mortgage-backed securities	13,890	6	216,666	23,459	230,556	23,465
Non-agency commercial mortgage-backed securities	1,378	43	1,109,852	74,005	1,111,230	74,048
Non-agency CLOs/CBOs/CDOs	399,075	1,437	168,862	5,702	567,937	7,139
Other financial asset-backed securities	8,216	14	190,327	16,179	198,543	16,193
Lease-backed securities	—	—	198,245	13,544	198,245	13,544
Other non-financial asset-backed securities	—	—	53,029	4,841	53,029	4,841
Total asset-backed securities	515,389	2,066	2,222,509	164,957	2,737,898	167,023
Total issuer-credit obligations and asset-backed securities	$1,461,788	$15,036	$15,944,482	$1,746,551	$17,406,270	$1,761,587

Preferred Stock	$—	$—	$21,708	$686	$21,708	$686

Total number of securities in an unrealized loss position		151		3,016		3,167

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$464,265	$11,436	$197	$5	$464,462	$11,441
All other governments	21,374	801	145,506	20,121	166,880	20,922
U.S. states, territories and possessions	56,730	594	71,840	3,789	128,570	4,383
Political subdivisions of states and territories	—	—	8,968	1,567	8,968	1,567
Special revenue and special assessments	24,843	337	179,562	19,547	204,405	19,884
Industrial and miscellaneous	890,076	32,459	14,578,464	2,387,208	15,468,540	2,419,667
Hybrid securities	28,008	8,862	26,010	2,976	54,018	11,838
Loan-backed and structured securities	140,555	1,230	2,989,678	281,908	3,130,233	283,138
Total bonds	$1,625,851	$55,719	$18,000,225	$2,717,121	$19,626,076	$2,772,840

Preferred stock	$—	$—	$47,476	$2,272	$47,476	$2,272

Total number of securities in an unrealized loss position		297		3,517		3,814

Total unrealized losses decreased by $1.0 billion, or 36%, from December 31, 2024 to December 31, 2025. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2025 compared to December 31, 2024.

Total unrealized losses greater than twelve months decreased by $972.2 million from December 31, 2024 to December 31, 2025. Corporate bonds account for 82%, or $1.4 billion of the unrealized losses greater than twelve months at December 31, 2025. The majority of these bonds continue to be designated as investment grade. The Company does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Asset-backed securities account for 9%, or $165.0 million, of the unrealized losses greater than twelve months at December 31, 2025. Of the $165.0 million of unrealized losses over twelve months on asset-backed securities, 94% or $154.8 million continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and the Company does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company had the following bond concentrations based on total invested assets:

The Company had a concentration in asset-backed securities of 12% and 13% of total invested assets at December 31, 2025 and 2024, respectively.

Effective January 1, 2025, the NAIC revised bond reporting categories and eliminated the “Industrial & Miscellaneous” classification. Securities previously reported within that category are now included within multiple bond sectors under the revised guidance. Accordingly, bond sector classifications for 2025 are not directly comparable to 2024. Total bond holdings and overall investment strategy were not impacted by this change in classification.

	Concentration by type
	December 31,
	2025	2024
Corporate bonds	41%	—%
Industrial & miscellaneous	—%	58%
	Concentration by industry
	December 31,
	2025	2024
Financial services	14%	15%

Other-than-temporary impairments

	December 31, 2025
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Bonds:
Corporate Bonds	$73,381	$32,166	$41,215	$41,215
Mortgages:
Commercial Mortgages	21,877	8,241	13,636	13,636
Other Invested Assets:
Residual Tranches	45,365	6,729	38,636	38,636
Real Estate:
Held for the Production of Income	24,044	12,368	11,725	11,676
Total	$164,667	$59,504	$105,212	$105,163
(1) Recognized in realized capital (gains)/losses

	December 31, 2024
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Mortgages:
Commercial Mortgages	$54,169	$18,671	$37,895	$35,498
Commercial Mortgages	21,034	14,690	6,344	6,344
Total	$75,203	$33,361	$44,239	$41,842
(1) Recognized in realized capital (gains)/losses

At December 31, 2025, the Company held collateral loans totaling $75.3 million, and none in 2024. All collateral loans were admitted assets and were secured by unaffiliated mortgage loan collateral.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Troubled Debt Restructuring

In November 2025, a bond classified as corporate was subject to a troubled debt restructuring under which the original bond with a recorded investment of $5.9 million, after impairment, was extinguished in exchange for a new bond in the amount of $6.6 million acquired in full satisfaction of the original bond. The maturity date of the restructured bond has been extended from November 29, 2025, to September 30, 2030, and the interest rate was updated from 5.40% to 5.00%.

As a result of the troubled debt restructuring, a credit-related other-than-temporary impairment of $3.7 million was recognized and recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations. As of December 31, 2025, there are no payment defaults related to the bond.

In April 2025, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $19.4 million, after impairment, was contributed to an LLC at a written down value of $16.1 million. As a result of the troubled debt restructuring, an other-than-temporary impairment of $3.3 million was recognized and recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations.

In June 2024, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $35.5 million, after impairment, was extinguished in exchange for a new mortgage loan in the amount of $35.5 million acquired in full satisfaction of the original loan. The maturity date of the restructured loan has been extended from October 5, 2024 to October 5, 2028, and maintains the original interest rate of 3.77%.

As a result of the troubled debt restructuring, a credit-related impairment of $18.7 million was recognized and is recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations. As of December 31, 2025, there are no payment defaults related to the restructured mortgage loan.

In December 2024, a mortgage loan classified as multi-family was subject to a troubled debt restructuring under which a deed-in-lieu of foreclosure was enacted resulting in the original mortgage loan with a recorded investment of $14.2 million, after impairment, was extinguished in exchange for a limited partnership interest in the amount of $14.2 million, acquired in full satisfaction of the original loan. As a result of the troubled debt restructuring, an impairment on the original mortgage loan of $14.7 million was recognized and is recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Mortgage loans

The tables below summarize the portfolio’s recorded investment in commercial “all other” mortgage loans, categorized by risk assessment rating and age analysis:

	December 31,
Risk assessment rating	2025	2024
Performing:
Non-Participation agreements	$3,042,087	$3,423,053
Participation agreements	1,642,133	1,984,752
Total Performing	4,684,220	5,407,805
Non-Performing:
Participation agreements	5,122	18,960
Total Non-Performing	5,122	18,960
Total recorded investment of commercial mortgage loans	$4,689,342	$5,426,765

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31,
Age analysis	2025	2024
Current	$4,677,325	$5,400,142
30-59 days past due	6,895	—
90-179 days past due	—	11,826
180+ days past due	5,122	14,797
Total	$4,689,342	$5,426,765

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024, were 5.5% and 6.3%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024, were 5.0% and 5.0%, respectively.

During 2025 and 2024, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed and purchase money mortgages, was 82.9% and 55.0%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2025 and 2024:

	December 31,
	2025	2024
Beginning balance	$39,611	$56,112
Additions charged to operations - specific provision	45,298	2,170
Direct write-downs charged against the allowances	(8,283)	(18,671)
Ending balance	$76,626	$39,611

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2025	2024
Industrial	35%	37%
Multi-family	33%	34%
Office	18%	17%
Retail	10%	8%
Other	4%	4%
	100%	100%

	Concentration by geographic area
	December 31,
	2025	2024
Pacific	33%	31%
Other	28%	27%
South Atlantic	16%	14%
East North Central	14%	18%
Middle Atlantic	9%	10%
	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $43.3 million and $3.0 million as of December 31, 2025 and 2024, respectively. If the credit-risk-related contingent features were triggered on December 31, 2025, the fair value of assets that could be required to settle the derivatives in a net liability position was $43.3 million.

At December 31, 2025 and 2024, other counterparties had pledged $154.1 million and $380.3 million unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: OTC interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The following tables summarize derivative financial instruments:

	December 31, 2025
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Interest rate swaps	$13,300	$—	$532
Cross-currency swaps	2,053,642	13,888	91,256
Total cash flow hedges	2,066,942	13,888	91,788

Derivatives not designated as hedges:
Interest rate swaps	39,700	673	673
Cross-currency swaps	479,020	49,983	49,983
Foreign currency forwards	161,212	(1,980)	(1,980)
Total derivatives not designated as hedges	679,932	48,676	48,676
Total cash flow hedges, and derivatives not designated as hedges	$2,746,874	$62,564	$140,464
(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the statutory statements of admitted assets, liabilities, capital and surplus.

	December 31, 2024
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Interest rate swaps	$13,300	$—	$391
Cross-currency swaps	2,355,137	230,092	278,247
Total cash flow hedges	2,368,437	230,092	278,638

Derivatives not designated as hedges:
Interest rate swaps	42,215	682	682
Cross-currency swaps	534,006	91,172	91,172
Foreign currency forwards	125,705	4,392	4,392
Total derivatives not designated as hedges	701,926	96,246	96,246
Total cash flow hedges and derivatives not designated as hedges	$3,070,363	$326,338	$374,884
(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the statutory statements of admitted assets, liabilities, capital and surplus.

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the statutory statements of changes in capital and surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus

	Year Ended December 31,
	2025	2024	2023
Derivatives not designated as hedging instruments:
Interest rate swaps	$(6)	$890	$19,797
Futures on equity indices	—	35	(803)
Interest rate futures	—	—	(73)
Cross-currency swaps	(39,578)	2,568	(26,913)
Foreign currency forwards	(5,034)	5,315	(1,049)
Total	$(44,618)	$8,808	$(9,041)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Securities lending

Securities with a cost or amortized cost of $713.7 million and $158.7 million, and estimated fair values of $704.3 million and $143.0 million were on loan under the program at December 31, 2025 and 2024, respectively.

The following table summarizes securities on loan by category:

	December 31,
	2025
	Book/adjusted carrying value	Fair value
U.S. Government Obligations	$592,528	$591,803
Other U.S. Government	298	271
Corporate Bonds (Unaffiliated)	120,446	111,773
Bonds Issued by Funds Representing Operating Ents (Unaffiliated)	470	433
	$713,742	$704,280

	December 31,
	2024
	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$115,864	$100,785
U.S. government	42,804	42,210
	$158,668	$142,995

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $419.7 million and $134.7 million, and securities of $301.7 million and $14.4 million as collateral related to the securities lending program at December 31, 2025 and 2024, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government-sponsored enterprise securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Restricted Assets

The following tables summarize investments pledged to others as collateral or otherwise restricted by the Company:

	December 31, 2025
	Gross (Admitted & Non-admitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets		Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$419,733	$—	$—	$419,733	$134,685	$285,048	$419,733	0.59%		0.59%
FHLB capital stock	606	—	—	606	579	27	606	—%		—%
On deposit with states	4,359	—	—	4,359	4,271	88	4,359	0.01%		0.01%
On deposit with other regulatory bodies	513	—	—	513	525	(12)	513	—%		—%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,014,645	—	—	1,014,645	897,841	116,804	1,014,645	1.42%		1.43%
Pledged as collateral not captured in other categories:
Futures margin deposits	159	—		159	1,622	(1,463)	159	—%		—%
Derivative cash collateral	—	—	2,384	2,384	408	1,976	2,384	—%		—%
Other restricted assets	1,085	—	—	1,085	1,091	(6)	1,085	—%	—%	—%
Collateral assets received and on balance sheet	80,365	—	—	80,365	—	80,365	80,365	0.11%		0.11%
Assets held under modco reinsurance agreements	16,579,158	11,250,115	—	16,579,158	—	16,579,158	16,579,158	23.20%		23.42%
Total Restricted Assets	$18,100,623	$11,250,115	$2,384	$18,103,007	$1,041,022	$17,061,985	$18,103,007	25.33%		25.57%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Gross (Admitted & Non-admitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$134,685	$—	$—	$134,685	$317,362	$(182,677)	$134,685	0.19%	0.19%
FHLB Capital Stock	579	—	—	579	551	28	579	0.00%	0.00%
On deposit with states	4,271	—	—	4,271	4,299	(28)	4,271	0.01%	0.01%
On deposit with other regulatory bodies	525	—	—	525	535	(10)	525	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	897,841	—	—	897,841	707,936	189,905	897,841	1.27%	1.28%
Pledged as collateral not captured in other categories:
Futures margin deposits	159	—	1,463	1,622	2,725	(1,103)	1,622	0.00%	0.00%
Derivative cash collateral	31	—	377	408	449	(41)	408	0.00%	0.00%
Other restricted assets	1,091	—	—	1,091	1,041	50	1,091	0.00%	0.00%
Total Restricted Assets	$1,039,182	$—	$1,840	$1,041,022	$1,034,898	$6,124	$1,041,022	1.47%	1.48%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2025	2024	2023
Bonds	$869,068	$936,188	$1,010,128
Preferred and common stocks	991	2,984	5,969
Mortgage loans	192,322	202,986	204,415
Real estate	22,187	32,991	32,253
Contract loans	187,564	167,573	182,531
Cash, cash equivalents and short-term investments	82,111	57,784	49,548
Derivative instruments	35,272	36,311	41,131
Other invested assets	355,464	152,008	567,873
Miscellaneous	17,592	11,932	7,959
Gross investment income	1,762,571	1,600,757	2,101,807
Expenses	(125,165)	(129,892)	(132,606)
Net investment income	$1,637,406	$1,470,865	$1,969,201

The amount of interest incurred and charged to investment expense during the years ended December 31, 2025, 2024 and 2023 was $81.3 million, $83.2 million and $78.5 million, respectively.

The following table summarizes net realized capital losses on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2025	2024	2023
Net realized capital losses, before federal income tax	$103,186	$48,959	$205,215
Less: Federal income tax benefit	(21,669)	(10,281)	(43,095)
Net realized capital losses, before IMR transfer	81,517	38,678	162,120
Net realized capital losses transferred to IMR, net
of federal income tax benefit of $7,794, $3,774 and $36,892, respectively	(29,320)	(14,198)	(138,784)
Net realized capital losses, net of federal income
tax benefit of $13,875, $6,507 and $6,203, respectively, and IMR transfer	$52,197	$24,480	$23,336

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Net negative (disallowed) interest maintenance reserve (IMR)

In 2024, the net IMR balance was a positive liability due to prior year realized investment gains and losses. Therefore, no such net negative (disallowed) IMR tables are included for the prior year.

(1) Net negative (disallowed) IMR

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$10,570	$8,805	$1,765	$—

(2) Negative (disallowed) IMR admitted

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$10,570	$8,805	$1,765	$—

(3) Calculated adjusted capital and surplus

Total
2025
a. Prior period General Account capital & surplus from prior period SAP financials	$4,411,791
b. Net positive goodwill (admitted)	—
c. EDP equipment & operating system software (admitted)	—
d. Net DTAs (admitted)	83,300
e. Net negative (disallowed) IMR (admitted)	8,334
f. Adjusted capital & surplus (a-(b+c+d+e))	$4,320,157

(4) Percentage of adjusted capital and surplus

Total
2025
Percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	0.2%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
5. Fair value measurements

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2025
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Asset-backed securities	$—	$2,010	$—	$—	$2,010
Common stock
Mutual funds	36	—	—	—	36
Other invested assets
Limited partnerships	—	—	—	990,182	990,182
Collateral Loans	—	—	—	55,373	55,373
Derivatives
Interest rate swaps	—	1,424	—	—	1,424
Cross-currency swaps	—	51,513	—	—	51,513
Separate account assets (1)	11,697,155	8,399,619	—	1,343,816	21,440,590
Total assets at fair value/NAV	$11,697,191	$8,454,566	$—	$2,389,371	$22,541,128

Liabilities:
Derivatives
Interest rate swaps	$—	$751	$—	$—	$751
Cross-currency swaps	—	1,530	—	—	1,530
Foreign currency forwards	—	1,980	—	—	1,980
Separate account liabilities (1)	583	46,885	—	—	47,468
Total liabilities at fair value	$583	$51,146	$—	$—	$51,729

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2024
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Industrial and miscellaneous	$—	$23,934	$—	$—	$23,934
Hybrid securities	—	12,940	—	—	12,940
Common stock
Mutual funds	30	—	—	—	30
Other invested assets
Limited partnerships	—	—	—	912,415	912,415
Residual tranche	—	27,858	—	—	27,858
Industrial and miscellaneous		2,964		24,581	27,545
Derivatives
Interest rate swaps	—	1,897	—	—	1,897
Cross-currency swaps	—	91,172	—	—	91,172
Foreign currency forwards	—	4,391	—	—	4,391
Separate account assets (1)	11,801,007	8,848,967	—	840,587	21,490,561
Total assets at fair value/NAV	$11,801,037	$9,014,123	$—	$1,777,583	$22,592,743

Liabilities:
Derivatives
Interest rate swaps	$—	$1,216	$—	$—	$1,216
Separate account liabilities (1)	6	825,486	—	—	825,492
Total liabilities at fair value	$6	$826,702	$—	$—	$826,708
(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2025
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Issuer credit obligations	$19,209,121	$20,629,714	$—	$19,209,059	$62	$—	$19,209,121
Asset-backed securities	4,775,817	4,925,798	—	4,775,817	—	—	4,775,817
Preferred stock	22,908	23,593	—	22,908	—	—	22,908
Common stock (1)	642	642	36	606	—	—	642
Mortgage loans	4,472,047	4,612,716	—	4,472,047	—	—	4,472,047
Real estate	186,745	35,829	—	186,745	—	—	186,745
Cash, cash equivalents and short-term investments	2,436,660	2,436,586	711,094	1,725,566	—	—	2,436,660
Contract loans	3,512,259	3,512,259	—	—	3,512,259	—	3,512,259
Other long-term invested assets	1,147,355	1,151,799	—	80,271	—	1,067,084	1,147,355
Securities lending reinvested collateral assets	419,733	419,733	—	419,733	—	—	419,733
Collateral under derivative counterparty collateral agreements	80,365	80,365	80,365	—	—	—	80,365
Receivable for securities	13,101	12,729	—	13,101	—	—	13,101
Derivative instruments	183,731	118,178	—	183,731	—	—	183,731
Separate account assets	22,379,312	22,441,493	11,760,101	9,275,395	—	1,343,816	22,379,312
Total assets	$58,839,796	$60,401,434	$12,551,596	$40,364,979	$3,512,321	$2,410,900	$58,839,796

Liabilities:
Deposit-type contracts	$10,235,186	$11,770,019	$—	$10,235,186	$—	$—	$10,235,186
Commercial paper	199,523	199,523	—	199,523	—	—	199,523
Payable under securities lending agreements	419,733	419,733	—	419,733	—	—	419,733
Collateral under derivative counterparty collateral agreements	80,365	80,365	80,365	—	—	—	80,365
Payable for securities	7,524	7,524	—	7,524	—	—	7,524
Derivative instruments	43,267	55,614	—	43,267	—	—	43,267
Separate account liabilities	47,468	47,468	582	46,886	—	—	47,468
Total liabilities:	$11,033,066	$12,580,246	$80,947	$10,952,119	$—	$—	$11,033,066
(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
			December 31, 2024
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Bonds	$22,586,037	$24,973,698	$—	$22,585,870	$167	$—	$22,586,037
Preferred Stock	49,976	52,248	—	49,976	—	—	49,976
Common Stock (1)	609	609	30	579	—	—	609
Mortgage loans	5,038,010	5,387,154	—	5,038,010	—	—	5,038,010
Real estate	240,405	52,363	—	—	240,405	—	240,405
Cash, cash equivalents and short-term investments	1,150,879	1,150,880	1,135,380	15,499	—	—	1,150,879
Contract loans	3,536,463	3,536,463	—	—	3,536,463	—	3,536,463
Other long-term invested assets	1,001,311	1,009,701	—	64,315	—	936,996	1,001,311
Securities lending reinvested collateral assets	134,685	134,685	—	134,685	—	—	134,685
Collateral under derivative counterparty collateral agreements	379,601	379,601	379,601	—	—	—	379,601
Receivable for securities	19,919	14,085	—	19,919	—	—	19,919
Derivative instruments	377,892	330,062	—	377,892	—	—	377,892
Separate account assets	22,505,227	22,594,303	11,928,030	9,736,610	—	840,587	22,505,227
Total assets	$57,021,014	$59,615,852	$13,443,041	$38,023,355	$3,777,035	$1,777,583	$57,021,014

Liabilities:
Deposit-type contracts	$8,909,882	$10,245,580	$—	$8,909,882	$—	$—	$8,909,882
Commercial paper	99,717	99,717	—	99,717	—	—	99,717
Payable under securities lending agreements	134,685	134,685	—	134,685	—	—	134,685
Collateral under derivative counterparty collateral agreements	379,570	379,570	379,570	—	—	—	379,570
Payable for securities	10,133	10,133	—	10,133	—	—	10,133
Derivative instruments	3,009	3,725	—	3,009	—	—	3,009
Separate account liabilities	825,492	825,492	6	825,486	—	—	825,492
Total liabilities	$10,362,488	$11,698,902	$379,576	$9,982,912	$—	$—	$10,362,488
(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

Issuer credit obligations, asset-backed securities, preferred and common stock

The fair values for issuer credit obligations, asset-backed securities, preferred and common stock are generally based upon evaluated prices from independent pricing services. Prior-year amounts previously reported under the “Bonds” classification have been recategorized in the fair value hierarchy tables to align with current-year reporting categories, but the valuation methodologies remain consistent across periods. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The Company believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds are primarily valued the same as bonds. The fair values for these investments are generally based upon evaluated prices from independent pricing services.

Limited partnership interests, including residual interests in rated-note structures, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies, primarily making private equity investments across diverse industries and geographic regions. The net asset value (NAV), determined using the partnership financial statements reported capital account adjusted for other relevant information that may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Investments measured at NAV as a practical expedient are not categorized within the fair value hierarchy.

Distributions from these investments are generated from investment gains, operating income generated by the underlying investments of the funds, and liquidation of the underlying assets of the funds, the timing of which is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions. As of December 31, 2025, the Company had $453.7 million of unfunded commitments related to limited partnership interests for which NAV is used as a practical expedient to estimate fair value.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.
Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.
Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2025			December 31, 2024
	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Other invested assets	$3,914,190	$408,739	$3,505,451	$3,244,310	$442,518	$2,801,792
Preferred and common stock	1,999,738	14,625	1,985,113	1,986,003	49,590	1,936,413
Deferred income taxes	223,737	144,192	79,545	343,058	230,991	112,067
Due from parent, subsidiaries and affiliate	579,165	77,663	501,502	776,490	75,569	700,921
Other assets	561,960	17,176	544,784	835,070	23,064	812,006

The following table summarizes the Company’s aggregate statement of admitted assets, liabilities, capital and surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2025			December 31, 2024
	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Preferred and common stock	$17,466	$—	$17,466	$15,671	$—	$15,671
Other invested assets	2,175,970	408,740	1,767,230	1,890,429	442,518	1,447,911

7. Business Combinations and Goodwill

Goodwill is classified as a non-admitted asset under statutory accounting principles and is therefore excluded from admitted assets and statutory surplus. Any goodwill arising from acquisitions is required to be amortized and/or written off in accordance with prescribed statutory guidance, resulting in no recognition within the accompanying statutory statements of admitted assets, liabilities, capital and surplus.

On September 23, 2024, the Company completed the acquisition of all the Company Units in Plan Management, LLC, and subsequently renamed the entity to Empower Stock Plan Services, LLC (“ESPS”). This transaction was accounted for as a statutory acquisition. Goodwill of $63.3 million was recorded in other invested assets, which will be amortized over ten years. Goodwill amortization of $6.3 million and $1.6 million respectfully, was recorded for the years ended December 31, 2025 and 2024.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in EAIC, as part of the acquisition of Prudential's full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645.9 million was recorded in other invested assets, which is being amortized over ten years. At December 31, 2025 and 2024, the Company has $389.1 million and $418.7 million, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $64.6 million was recorded for each respective year ended December 31, 2025, 2024, and 2023.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in Empower Personal Wealth ("EPW"), an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819.4 million was recorded in other invested assets, which is being amortized over 10 years. On April 1, 2023, Personal Capital Advisors Corporation, a subsidiary of EPW, merged with Empower Advisory Group, another wholly-owned subsidiary of the Company. In conjunction with that merger, the Company reduced goodwill by $101.6

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
million through a charge to surplus. At both December 31, 2025 and 2024, the Company has no admitted goodwill related to this acquisition. Goodwill amortization of $67.5 million, $67.5 million and $71.1 million, respectively, was recorded for the years ended December 31, 2025, 2024, and 2023.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51.1 million was recorded in other invested assets, which is being amortized over 10 years. At both December 31, 2025 and 2024, the Company has no admitted goodwill related to this acquisition. Goodwill amortization of $3.4 million and $5.1 million, respectively, was recorded for the years ended December 31, 2024 and 2023 and has been fully amortized as of December 31, 2025.

Acquired entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2025	Amount of goodwill amortized for the year ended December 31, 2025	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$—	—%
EPW	August 17, 2020	854,190	819,403	—	67,487	—%
EAIC	April 1, 2022	1,930,036	645,941	389,088	64,594	28%
ESPS	September 23, 2024	63,180	63,265	—	6,327	—%
As of December 31, 2025 and 2024, non-admitted goodwill amounted to $390.5 million and $499.3 million, respectively.

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. See Note 15 for additional details regarding a subsequent event related to reinsurance.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2025, 2024 and 2023 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.
The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited ("CLIRC"), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo reserves of $11.1 billion and $10.8 billion as of December 31, 2025 and 2024, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and Hannover Life Reassurance Co. of America ("Hannover") have engaged in a coinsurance with funds withheld and yearly renewable term transactions on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded reserves of $2.8 billion and $2.9 billion as of December 31, 2025 and 2024, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in commission and expense allowances on reinsurance ceded within the statutory statement of operations.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the CRVM, the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future insurance benefits are as follows:

Interest	-Life Insurance	2.25% to 6.00%
	-Annuity Funds	1.00% to 11.25%
	-Disability	3.00% to 6.00%

Mortality	-Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	-Annuity Funds	Various annuity valuation tables, primarily including 71 and 83a Individual Annuitant Mortality (“IAM”); 1994 Group Annuity Reserve (“GAR”), 71 and 83 Group Annuity Mortality (“GAM”); Annuity 2000 and 2012 Individual Annuity Reserve (“IAR”) tables
Morbidity	-Disability	1952 SOA Disability Table and 1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

An additional reserve is established for any policy issued with, or later subject to, an annual extra premium payable. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2025 and 2024, the Company had $3.3 billion and $3.4 billion, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

Individual Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	74,684	3,111,688	3,186,372	98.6%
Total with adjustment or at market value	—	74,684	3,111,688	3,186,372	98.6%
At book value without adjustment (minimal or no charge adjustment)	29,447	—	—	29,447	0.9%
Not subject to discretionary withdrawal	14,906	—	—	14,906	0.5%
Total gross	44,353	74,684	3,111,688	3,230,725	100.0%
Reinsurance ceded	43,865	—	—	43,865
Total, net	$488	$74,684	$3,111,688	$3,186,860

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	98,431	3,146,950	3,245,381	98.7%
Total with adjustment or at market value	—	98,431	3,146,950	3,245,381	98.7%
At book value without adjustment (minimal or no charge adjustment)	26,211	—	—	26,211	0.8%
Not subject to discretionary withdrawal	16,365	—	—	16,365	0.5%
Total gross	42,576	98,431	3,146,950	3,287,957	100.0%
Reinsurance ceded	42,096	—	—	42,096
Total, net	$480	$98,431	$3,146,950	$3,245,861

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Group Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$21,423,316	$—	$—	$21,423,316	60.8%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	6,253,149	4,882,905	11,136,054	31.6%
Total with adjustment or at market value	21,423,316	6,253,149	4,882,905	32,559,370	92.4%
At book value without adjustment (minimal or no charge adjustment)	2,212,432	—	—	2,212,432	6.3%
Not subject to discretionary withdrawal	464,633	—	—	464,633	1.3%
Total gross	24,100,381	6,253,149	4,882,905	35,236,435	100.0%
Reinsurance ceded	979	—	—	979
Total, net	$24,099,402	$6,253,149	$4,882,905	$35,235,456

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$22,609,886	$—	$—	$22,609,886	63.1%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	5,824,587	5,045,715	10,870,302	30.3%
Total with adjustment or at market value	22,609,886	5,824,587	5,045,715	33,480,188	93.4%
At book value without adjustment (minimal or no charge adjustment)	1,868,928	—	—	1,868,928	5.2%
Not subject to discretionary withdrawal	501,380	—	—	501,380	1.4%
Total gross	24,980,194	5,824,587	5,045,715	35,850,496	100.0%
Reinsurance ceded	780	—	—	780
Total, net	$24,979,414	$5,824,587	$5,045,715	$35,849,716

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Deposit-type Contracts

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$11,418,348	$—	$—	$11,418,348	97.0%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	11,418,348	—	—	11,418,348	97.0%
At book value without adjustment (minimal or no charge adjustment)	313,238	—	—	313,238	2.6%
Not subject to discretionary withdrawal	43,940	—	—	43,940	0.4%
Total gross	11,775,526	—	—	11,775,526	100.0%
Reinsurance ceded	5,507	—	—	5,507
Total, net	$11,770,019	$—	$—	$11,770,019

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$10,024,608	$—	$—	$10,024,608	97.8%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	10,024,608	—	—	10,024,608	97.8%
At book value without adjustment (minimal or no charge adjustment)	180,707	—	—	180,707	1.7%
Not subject to discretionary withdrawal	46,708	—	—	46,708	0.5%
Total gross	10,252,023	—	—	10,252,023	100.0%
Reinsurance ceded	6,443	—	—	6,443
Total, net	$10,245,580	$—	$—	$10,245,580

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2025	2024
General Account:
Annuities	$24,099,890	$24,979,894
Deposit-type contracts	11,770,019	10,245,580
Subtotal	35,869,909	35,225,474

Separate Account:
Annuities (excluding supplementary contracts)	14,322,426	14,115,683
Total	$50,192,335	$49,341,157

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The withdrawal characteristics of life reserves are as follows:

	December 31, 2025
	General Account			Separate Account - Guaranteed			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$5,663,707	$6,173,243	$6,202,219	$923,246	$923,246	$923,246	$—	$—	$—
Other permanent cash value life insurance	—	6,034,694	6,264,629	—	—	—	—	—	—
Variable universal life	571,138	603,832	603,889	—	—	—	7,129,400	7,129,400	7,129,400

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	71,054	N/A	N/A	N/A	N/A	N/A	N/A
Accidental death benefits	N/A	N/A	56	N/A	N/A	N/A	N/A	N/A	N/A
Disability - active lives	N/A	N/A	308	N/A	N/A	N/A	N/A	N/A	N/A
Disability - disabled lives	N/A	N/A	90,570	N/A	N/A	N/A	N/A	N/A	N/A
Miscellaneous reserves	N/A	N/A	37,585	N/A	N/A	N/A	N/A	N/A	N/A
Total, gross	6,234,845	12,811,769	13,270,310	923,246	923,246	923,246	7,129,400	7,129,400	7,129,400
Reinsurance ceded	6,234,845	9,596,413	10,068,730	923,246	923,246	923,246	7,129,400	7,129,400	7,129,400
Total, net of reinsurance ceded	$—	$3,215,356	$3,201,580	$—	$—	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	General Account			Separate Account - Guaranteed			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$5,873,039	$6,348,428	$6,379,168	$955,363	$955,363	$955,363	$—	$—	$—
Other permanent cash value life insurance	—	6,200,051	6,454,335	—	—	—	—	—	—
Variable universal life	571,611	609,241	609,308	—	—	—	6,631,796	6,631,796	6,631,796

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	79,179	N/A	N/A	—	N/A	N/A	—
Accidental death benefits	N/A	N/A	57	N/A	N/A	—	N/A	N/A	—
Disability - active lives	N/A	N/A	317	N/A	N/A	—	N/A	N/A	—
Disability - disabled lives	N/A	N/A	94,967	N/A	N/A	—	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	39,700	N/A	N/A	—	N/A	N/A	—
Total, gross	6,444,650	13,157,720	13,657,031	955,363	955,363	955,363	6,631,796	6,631,796	6,631,796
Reinsurance ceded	6,441,391	9,866,673	10,377,840	955,363	955,363	955,363	6,631,796	6,631,796	6,631,796
Total, net of reinsurance ceded	$3,259	$3,291,047	$3,279,191	$—	$—	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Life actuarial reserves for the general account at December 31, 2025 were as follows:

	2025	2024
Life insurance	$3,189,991	$3,267,602
Miscellaneous reserves	11,589	11,589
Total	$3,201,580	$3,279,191

10. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50.0 million credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2025	2024
Face value	$200,000	$100,000
Carrying value	$199,523	$99,717
Interest expense paid	$4,677	$5,345
Effective interest rate	3.85% - 4.10%	4.80%
Maturity range (days)	22	22

11. Separate Accounts

The Company maintains separate accounts to record and account for assets and liabilities for certain lines of business, products, and transactions. Assets held in separate accounts are legally segregated and are not available to satisfy claims arising from the Company's general business. The investment performance of separate account assets is primarily assumed by investors, and the related assets and liabilities are carried at amounts consistent with the underlying insurance contract provisions. The Company reported assets and liabilities from the following product lines into a separate account:

•Individual Annuity Product
•Group Annuity Product
•Variable Life Insurance Product
•Hybrid Ordinary Life Insurance Product
•Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•Individual Annuity
•Group Annuity
•Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•Hybrid Ordinary Life Insurance Product
•Group Annuity - Custom Stable Value Asset Funds
•Variable Life Insurance Product
•Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Empower Funds, LLC, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
In the Statement of Operations, activity between the general and separate accounts is presented as net transfers, primarily reflecting policyholder-driven transactions, including deposits, withdrawals, and benefit payments, as well as reinsurance-related movements. Amounts related to separate account operations, including premiums, benefits and policy charges, are presented on a gross basis in the Statement of Operations, while investment income and realized and unrealized gains and losses on separate account assets accrue directly to the contractholders and are not included. Accordingly, these transfers offset separate account operations and do not affect net income.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2025 and 2024, the Company’s separate account assets that are legally insulated from the general account claims are $22.4 billion and $22.5 billion.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $13.8 million, $14.5 million, and $16.6 million for the years ended December 31, 2025, 2024, 2023, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2025, 2024, 2023, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

	Year Ended December 31, 2025
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$830,791	$382,279	$1,213,070

Reserves
For accounts with assets at:
Fair value	6,502,155	14,878,258	21,380,413
Amortized cost	997,668	—	997,668
Total reserves	7,499,823	14,878,258	22,378,081

By withdrawal characteristics:
At fair value	6,502,155	14,878,258	21,380,413
At book value without fair value adjustment and with current surrender charge less than 5%	997,668	—	997,668
Total subject to discretionary withdrawals	$7,499,823	$14,878,258	$22,378,081

	Year Ended December 31, 2024
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$262,746	$473,917	$736,663

Reserves
For accounts with assets at:
Fair value	6,065,526	14,586,013	20,651,539
Amortized cost	1,053,794	—	1,053,794
Total reserves	7,119,320	14,586,013	21,705,333

By withdrawal characteristics:
At fair value	6,065,526	14,586,013	20,651,539
At book value without fair value adjustment and with current surrender charge less than 5%	1,053,794	—	1,053,794
Total subject to discretionary withdrawals	$7,119,320	$14,586,013	$21,705,333

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2025	2024	2023
Transfers as reported in the statutory statements of operations of the separate account statement:
Transfers to separate accounts	$1,213,070	$736,663	$802,621
Transfers from separate accounts	(2,634,204)	(2,737,160)	(2,874,149)
Net transfers from separate accounts	(1,421,134)	(2,000,497)	(2,071,528)
Reconciling adjustments:
Net transfer of reserves to separate accounts	21,828	377,471	524,666
Miscellaneous other	4,552	7,725	6,264
CARVM allowance reinsured	(3,518)	(5,327)	(16,418)
Reinsurance	(4,002,413)	(4,772,955)	(4,608,654)
Net transfers as reported in the statutory statements of operations	$(5,400,685)	$(6,393,583)	$(6,165,670)

12. Capital and Surplus, Dividend Restrictions, and Other Matters

Surplus notes

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

As of December 31, 2025, the principal and interest of the surplus notes issued to EHL were approved, and there were no unapproved amounts. The following tables provide information regarding the Company's surplus notes:

Issuance date	Face Amount	Maturity date	Annual interest rate	Annual interest amount
December 29, 2017	$12,000	December 29, 2027	3.500%	$420
May 17, 2018	$346,218	May 17, 2048	4.881%	$16,899
August 12, 2020	$527,500	August 12, 2025	1.260%	$4,080
August 26, 2021	$1,192,007	December 31, 2051	4.200%	$50,064

On August 12th, 2025, the Company made the final principal repayment of the August 12, 2020 surplus note of $527.5 million to EHL. This payment satisfied all remaining principal and accrued interest obligations under the surplus note. Following this repayment, the note was fully extinguished, and there are no remaining borrowings outstanding under this facility.

In 2018, the Company realized a $39.9 million after tax gain on an interest rate swap that hedged the surplus note issued in 2018. The after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2025, 2024, and 2023 amounted to $1.3 million each year, respectively, bringing the total amortization from inception to December 31, 2025 to $10.3 million, leaving an unamortized balance of $29.6 million in surplus as part of the surplus note amounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Capital events:

Common shares

On January 2, 2024, Empower Services Holdings, LLC, a direct wholly-owned subsidiary of the Company, merged with Putnam Acquisition Financing Inc. ("PAFI"), a direct wholly-owned subsidiary of EHL, with PAFI, LLC surviving. All of the outstanding common shares and additional capital of PAFI, valued at $1.8 billion, were then contributed to the Company in exchange for 3,049,317 common shares.

The Company issued 145,780 additional common shares and received $45 million from EHL in December 2023.

Dividends

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2 million of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Dividends are paid as determined by the Board of Directors, subject to certain statutory restrictions noted above. In addition, the Company may be required to provide notice to, or obtain approval from, the Company’s domiciliary regulator in connection with each dividend declared by the Board of Directors, depending on whether such dividend is deemed an “ordinary” or “extraordinary” dividend under applicable statutes and regulations. The determination of whether a given dividend is “ordinary” or “extraordinary” is based on a rolling twelve month look-back at prior dividends paid by the Company and is therefore subject to change throughout the year. Dividends are non-cumulative. During the years ended December 31, 2025, 2024 and 2023 the Company paid dividends to EHL totaling $513.8 million, $900.0 million, and $350.0 million, respectively.

The portion of unassigned deficit represented by each of the following items is:

	December 31,
	2025	2024
Unrealized losses	$(1,378,224)	$(1,577,615)
Non-admitted assets	$(662,396)	$(821,732)
Surplus as regards reinsurance	$203,597	$302,664
Asset valuation reserve	$(518,351)	$(305,795)
RBC

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the Company action level as calculated in the RBC model. The Company exceeds the required amount.

13. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$298,698	$22,525	$321,223	$398,383	$20,806	$419,189	$(99,685)	$1,719	$(97,966)
Valuation allowance adjustment	—	(22,525)	(22,525)	—	(20,806)	(20,806)	—	(1,719)	(1,719)
Adjusted gross deferred tax asset	298,698	—	298,698	398,383	—	398,383	(99,685)	—	(99,685)
Deferred tax assets non-admitted	(144,191)	—	(144,191)	(230,991)	—	(230,991)	86,800	—	86,800
Net admitted deferred tax asset	154,507	—	154,507	167,392	—	167,392	(12,885)	—	(12,885)
Gross deferred tax liabilities	(28,656)	(46,306)	(74,962)	(31,725)	(23,600)	(55,325)	3,069	(22,706)	(19,637)
Net admitted deferred tax asset	$125,851	$(46,306)	$79,545	$135,667	$(23,600)	$112,067	$(9,816)	$(22,706)	$(32,522)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	79,545	—	79,545	112,067	—	112,067	(32,522)	—	(32,522)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	79,545	—	79,545	112,067	—	112,067	(32,522)	—	(32,522)
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	644,833	—	—	693,497	—	—	(48,664)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	74,962	—	74,962	55,325	—	55,325	19,637	—	19,637
Total deferred tax assets admitted as a result of the application of SSAP No. 101	$154,507	$—	$154,507	$167,392	$—	$167,392	$(12,885)	$—	$(12,885)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	911.98%	963.77%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,298,885	$4,623,312

The following table presents the impact of tax planning strategies:

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$298,698	$—	$398,383	$—	$(99,685)	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$154,507	$—	$167,392	$—	$(12,885)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The components of current income taxes incurred include the following:

	Year Ended December 31,
	2025	2024	Change
Current income tax	$(33,568)	$681	$(34,249)
Federal income tax on net capital gains	(21,669)	(10,281)	(11,388)
Other	(17,238)	—	(17,238)
Total	$(72,475)	$(9,600)	$(62,875)

	Year Ended December 31,
	2024	2023	Change
Current income tax	$681	$36,238	$(35,557)
Federal income tax on net capital gains	(10,281)	(43,095)	32,814
Total	$(9,600)	$(6,857)	$(2,743)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2025	2024	Change
Ordinary:
Reserves	$9,509	$11,481	$(1,972)
Investments	—	—	—
Deferred acquisition costs	22,423	5,913	16,510
Fixed assets	3,638	3,372	266
Compensation and benefit accrual	24,842	24,027	815
Receivables - non-admitted	17,251	16,847	404
Tax credit carryforward	—	38,049	(38,049)
Intangible	185,446	207,794	(22,348)
Net operating loss ("NOL")	16,613	72,213	(55,600)
Other	18,976	18,687	289
Total ordinary gross deferred tax assets	298,698	398,383	(99,685)
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	298,698	398,383	(99,685)
Non-admitted ordinary deferred tax assets	(144,191)	(230,991)	86,800
Admitted ordinary deferred tax assets	154,507	167,392	(12,885)
Capital:
Investments	14,776	—	14,776
Net capital loss carryforward	7,749	20,806	(13,057)
Total capital gross deferred tax assets	22,525	20,806	1,719
Valuation allowance adjustment	(22,525)	(20,806)	(1,719)
Total adjusted gross capital deferred tax assets	—	—	—
Non-admitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	—	—	—
Total admitted deferred tax assets	154,507	167,392	(12,885)

Deferred income tax liabilities:
Ordinary:
Investments	(26,581)	(27,084)	503
Premium receivable	(116)	(106)	(10)
Policyholder reserves	—	(2,106)	2,106
Experience refunds	—	—	—
Other	(1,959)	(2,429)	470
Total ordinary deferred tax liabilities	(28,656)	(31,725)	3,069

Capital
Investments	(46,306)	(23,600)	(22,706)
Total capital deferred tax liabilities	(46,306)	(23,600)	(22,706)

Total deferred tax liabilities	(74,962)	(55,325)	(19,637)

Net admitted deferred income tax asset	$79,545	$112,067	$(32,522)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2025	2024	Change
Total deferred income tax assets	$298,698	$398,383	$(99,685)
Total deferred income tax liabilities	(74,962)	(55,325)	(19,637)
Net deferred income tax asset	$223,736	$343,058	(119,322)
Tax effect of unrealized capital gains			5,309
Tax-effect of change in minimum pension liability			(157)
Other surplus			—
Change in net deferred income tax			$(114,170)

	December 31,
	2024	2023	Change
Total deferred income tax assets	$398,383	$468,179	$(69,796)
Total deferred income tax liabilities	(55,325)	(42,587)	(12,738)
Net deferred income tax asset	$343,058	$425,592	(82,534)
Tax effect of unrealized capital losses			11,858
Tax-effect of change in minimum pension liability			86
Other surplus			—
Change in net deferred income tax			$(70,590)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2025	2024	2023
Income tax expense at statutory rate	$153,033	$115,481	$227,550
Earnings from subsidiaries	(62,256)	(23,337)	(111,166)
Tax exempt investment income	(4,168)	(4,881)	(2,072)
Ceding commission net of transaction expenses	(20,804)	(21,469)	(30,716)
Change in statutory valuation allowance adjustment	1,719	5,902	14,904
Dividend received deduction	(4,269)	(4,445)	(4,140)
Tax adjustment for interest maintenance reserve	3,100	7,875	630
Prior year adjustment	(10,599)	(765)	3,264
Tax effect on non-admitted assets	797	1,870	1,722
Tax credits	(3,262)	(8,275)	(840)
Income tax on realized capital gain (loss)	(21,669)	(10,281)	(43,095)
NOL	—	—	(72,213)
Other	10,073	3,315	1,959
Total	$41,695	$60,990	$(14,213)

	2025	2024	2023
Federal income taxes incurred	$(72,475)	$(9,600)	$(6,857)
Change in net deferred income taxes	114,170	70,590	(7,356)
Total income taxes	$41,695	$60,990	$(14,213)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
As of December 31, 2025, there is $79.1 million of net operating loss carryforwards available for tax purposes. The following table breaks down available net operating loss carryforward by year:

Tax Year	Expiration	Loss
2020	N/A	39.5 million
2021	N/A	—
2022	N/A	39.7 million

During the years ended December 31, 2025 and 2024, the Company recognized $36.9 million and $99.1 million of capital loss carryforward respectively. The capital loss carryforward as of December 31, 2025 will start to expire in 2028.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC
Empower Financial Services, Inc.
Empower Holdings, LLC
Great-West Life & Annuity Insurance Company of South Carolina
Empower Life & Annuity Insurance Company of New York
Personal Capital Service Corporation
PanAgora Holdings, Inc.
PanAgora Asset Management, Inc.
TBG Insurance Services Corporation
Empower Stock Plan Services, LLC
Empower Services Holding US, LLC

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Empower Life & Annuity Insurance Company of New York ("EAICA Subgroup") are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on its separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2025 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2025 and 2024, the Company did not recognize a benefit or expense from interest and penalties related to the uncertain tax positions.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2018 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2025 and 2024 was $22,525 and $20,806 respectively. The valuation allowance adjustment relates to Management's uncertainty as to the Company's ability to use the Capital Loss carryforwards and receive contractual cash flows on certain dept instruments, therefore, a valuation allowance has been recognized.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been no material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

The Company does not have any foreign operations as of the periods ended December 31, 2025 and December 31, 2024 and therefore is not subject to the tax on global intangible low-taxed income.

On July 4, 2025, the One Big Beautiful Bill Act (the “Act”) was signed into law. The Act included numerous tax-related provisions. Based on management’s analysis of the Act, the tax related provisions do not materially impact the Company's overall income tax position.

14. Commitments and contingencies

Future contractual obligations
The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2026	2027	2028	2029	2030	Thereafter	Total
Surplus notes - principal (1)	$—	$12,000	$—	$—	$—	$1,538,225	$1,550,225
Surplus notes - interest (2)	67,383	67,383	66,963	66,963	66,963	1,347,081	1,682,736
Investment purchase obligations (3)	567,210	—	—	—	—	5,000	572,210
Other liabilities (4)	40,240	—	—	—	—	—	40,240
Total	$674,833	$79,383	$66,963	$66,963	$66,963	$2,890,306	$3,845,411

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHL, under the terms of three long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s statement of admitted assets, liabilities, capital and surplus because of the $29.6 million of unamortized debt modification gain as discussed in Note 12.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2025.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at were as follows:

December 31, 2025
Due in less than one year	$567,210
Due after five years	5,000
Total	$572,210

Included in the total unfunded commitments were $453.7 million of limited partnership interests, of which $33.1 million related to related-party transactions.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
(4) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include expected benefit payments for the Company's supplemental executive retirement plan through 2025.

The Company has a long-term revolving credit facility agreement in the amount of $50.0 million with U.S. Bank for general corporate purposes effective November 1, 2023, and expires on November 1, 2028. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $2.7 billion, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2025 and 2024. At December 31, 2025 and 2024, there were no outstanding amounts related to the current and prior credit facilities.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2025, the Company has determined the estimated maximum borrowing capacity as approximately $1.0 billion. The Company calculated this amount based on the total collateral available to be pledged as of the period-end date, subject to certain restrictions on the maximum amount of indebtedness per our external debt agreements and limitations imposed by Lifeco, collectively across the Company and its subsidiaries. The Company had total collateral pledged of $1.0 billion and $897.8 million as of December 31, 2025 and December 31, 2024, respectively. There were no amounts borrowed at December 31, 2025 and December 31, 2024.

Contingencies

In June 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities and during the second quarter of 2023, the Company recorded a $42.5 million provision. On December 31, 2025, the parties entered into a settlement agreement resolving specified matters related to the claims. The Company has evaluated the settlement agreement and does not believe that additional reasonably possible loss beyond amounts previously accrued would be material to the statutory financial statements.

Commitments

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6 million, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3 billion or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3 billion or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2025 and 2024 for obligations under the guarantee.

Litigation

From time to time, the Company is subject to lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. The Company accrues a charge when management determines that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a loss is probable and reasonably estimable, the Company records an accrual based on the reasonably estimable loss or range of loss. The Company regularly evaluates current information available to it to determine whether an accrual should be established or adjusted. The ultimate outcome of legal proceedings involves judgments, estimates, and inherent uncertainties and cannot be predicted with certainty. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will continue to vigorously defend these actions. The Company is also involved in other various legal proceedings

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

15. Reconciliation between Annual Statement and Audited Financial Statements

The following table summarizes the reconciling items between the annual statement filed with the department and the audited statutory financial statements as of December 31, 2025.

	Audited Statutory Financial Statements	Annual Statement	Difference
Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus:
Reserves for life insurance and annuities and accident and health policies	$27,318,216	$27,375,843	$(57,627)
Current federal income taxes recoverable	$38,995	$51,097	$(12,102)
Unassigned (deficit) surplus	$(3,748,807)	$(3,794,332)	$45,525

Statutory Statement of Operations:
Premium income and annuity considerations	$5,380,290	$5,446,875	$(66,585)
Reserve adjustment on reinsurance ceded	$(303,539)	$(370,124)	$66,585
Death benefits	$198,325	$255,952	$(57,627)
Federal income tax (benefit) expense	$(50,806)	$(62,908)	$12,102

Statutory Statement of Cash Flows:
Operating activities:
Premium income, net of reinsurance	$5,272,782	$5,339,367	$(66,585)
Benefits and loss related payments, net of reinsurance	$(12,271,062)	$(12,337,647)	$66,585

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 31, 2026, the date on which they were issued, and has identified the following items:

The Company rolled over its outstanding $520 million borrowing under the long-term revolving credit agreement with Lifeco U.S., which had an original maturity date of January 16, 2026. The borrowing was extended to February 16, 2026 at an AFR of 3.57%, March 18, 2026 at an AFR of 3.50%, and April 17, 2026 at an AFR of 3.53%. On March 31, 2026, the Company took an additional incremental draw of $152 million on the loan facility, increasing the total outstanding borrowing from $520 million to $672 million. The new draw will carry similar terms to the existing borrowing, with an AFR of 3.53% and a maturity date of April 17, 2026.

On February 4, 2026, the Board of Directors approved a cash dividend of $172.5 million payable to EHL. No liability was recorded in the Company’s statutory financial statements as of December 31, 2025. The dividend was filed with the Colorado Division of Insurance ("DOI") on February 24, 2026, in accordance with statutory requirements applicable to extraordinary dividends, and paid on March 31, 2026.

On February 27, 2026, the Company and an affiliate, EAIC, pursuant to the October 1, 2025 Assumption Reinsurance Agreement, completed the process whereby the Company retroceded previously reinsured policies and corresponding assets of $1.6 billion to EAIC and immediately effected the novation and assumption of the contracts that were reinsured from the Prudential Insurance Company of America (“PICA”) (the original direct issuer). The company recognized this transaction in the first quarter of 2026. The transaction did not include a ceding commission because it was a non-economic transfer between a parent company and its subsidiary, with no impact on net income.

Index

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Investment income earned:
U.S. Government bonds	$21,502
Other bonds (unaffiliated)	847,566
Preferred stocks (unaffiliated)	962
Common stocks (unaffiliated)	29
Mortgage loans	192,322
Real estate	22,187
Contract loans	187,564
Cash, cash equivalents and short-term investments	82,111
Derivative instruments	35,272
Other invested assets	355,464
Aggregate write-ins for investment income	17,592
Gross investment income	$1,762,571

Real estate owned - Book value less encumbrances:	$35,829

Mortgage loans - Book value:
Commercial mortgages	$4,612,716

Mortgage loans by standing - Book value:
Good standing	$4,571,585
Good standing with restructured terms	37,372
Foreclosure in process	3,759

Other long-term invested assets - Statement value:	$2,223,778

Collateral loans	$75,344

Bonds and stocks of parents, subsidiaries and affiliates - Book value:
Bonds	$—
Common stocks	$1,975,503

Bonds and short-term investments by maturity and NAIC designation:
Bonds by maturity - Statement value:
Due within one year or less	$4,486,987
Over 1 year through 5 years	13,236,238
Over 5 years through 10 years	5,965,964
Over 10 years through 20 years	2,330,726
Over 20 years	1,261,090
Total by maturity	$27,281,005

(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$15,545,929
NAIC 2	11,002,782
NAIC 3	631,919
NAIC 4	31,722
NAIC 5	68,653
Total by NAIC designation	$27,281,005

Total bonds publicly traded	$16,432,278
Total bonds privately placed	$10,848,727

Preferred stocks - Statement value	$23,593
Common stocks - Market value	$1,976,145
Short-term investments - Book value	$204,000
Collar, swap and forward agreements open - Statement value	$62,564
Futures contracts open - Current value	$159

Cash on deposit	$79,696

Life insurance in-force:
Ordinary	$4,972
Group life	$—

Life insurance policies with disability provisions in-force:
Ordinary	$6
Group life	$11

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	$—
Income payable	$—
Ordinary - involving life contingencies:
Income payable	$—
Group - not involving life contingencies:
Amount on deposit	$—
Income payable	$—
Group - involving life contingencies:
Amount on deposit	$523
Income payable	$102

Annuities:
Ordinary:
Immediate - amount of income payable	$359
Deferred - fully paid account balance	$126
Deferred - not fully paid - account balance	$—
(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Group:
Certificates - amount of income payable	$61,623
Certificates - fully paid account balance	$16
Certificates - not fully paid account balance	$46,378,442

Accident and health insurance - equivalent premiums in-force:
Group	$—

Deposit funds and dividend accumulations
Deposit funds - account balance	$11,719,587
Deposit accumulations - account balance	$11,999

Claim payments:
Group accident and health:

2025	$218
2024	$1,876
2023	$—
2022	$—
2021	$4,009
Prior	$38,479

(Concluded)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

SUMMARY INVESTMENT SCHEDULE

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1 Amount	2 Percentage of Column 1 Line 14	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	824,855,900	1.962	824,855,900		824,855,900	1.982
1.02 Other U.S. government obligations	12,944,292	0.031	12,944,292		12,944,292	0.031
1.03 Non-U.S. sovereign jurisdiction securities	191,821,408	0.456	191,821,408		191,821,408	0.461
1.04 Municipal bonds – general obligations (direct & guaranteed)	39,288,787	0.093	39,288,787		39,288,787	0.094
1.05 Municipal bonds – special revenue	354,551,718	0.844	354,551,718		354,551,718	0.852
1.06 Project finance bonds issued by operating entities	251,878,901	0.599	251,878,901		251,878,901	0.605
1.07 Corporate bonds	16,919,598,614	40.255	16,919,598,614		16,919,598,614	40.665
1.08 Mandatory convertible bonds	0	0.000			0	0.000
1.09 Single entity backed obligations	463,942,426	1.104	463,942,426		463,942,426	1.115
1.10 SVO-Identified bond exchange traded funds – fair value	0	0.000			0	0.000
1.11 SVO-Identified bond exchange traded funds – systematic value	0	0.000			0	0.000
1.12 Bonds issued by funds representing operating entities	1,327,781,681	3.159	1,327,781,681		1,327,781,681	3.191
1.13 Bank loans - issued	0	0.000			0	0.000
1.14 Bank loans - acquired	230,971,393	0.550	230,971,393		230,971,393	0.555
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	0	0.000			0	0.000
1.16 Certificates of deposit	0	0.000			0	0.000
1.17 Other issuer credit obligations	12,078,583	0.029	12,078,583		12,078,583	0.029
1.18 Total issuer credit obligations	20,629,713,703	49.082	20,629,713,703	0	20,629,713,703	49.582
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	4,536,891,032	10.794	4,536,891,032		4,536,891,032	10.904
2.02 Financial asset-backed securities – not self-liquidating	19,984,689	0.048	19,984,689		19,984,689	0.048
2.03 Non-financial asset-backed securities	368,922,796	0.878	368,922,796		368,922,796	0.887
2.04 Total asset-backed securities	4,925,798,517	11.719	4,925,798,517	0	4,925,798,517	11.839
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)	23,593,358	0.056	23,593,358		23,593,358	0.057
3.02 Parent, subsidiaries and affiliates		0.000			0	0.000
3.03 Total preferred stocks	23,593,358	0.056	23,593,358	0	23,593,358	0.057
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)		0.000			0	0.000
4.02 Industrial and miscellaneous - other (unaffiliated)	606,200	0.001	606,200		606,200	0.001
4.03 Parent, subsidiaries and affiliates - publicly traded		0.000			0	0.000
4.04 Parent, subsidiaries and affiliates - other	1,975,502,955	4.700	1,960,877,770		1,960,877,770	4.713
4.05 Mutual funds	35,625	0.000	35,625		35,625	0.000
4.06 Unit investment trusts		0.000			0	0.000
4.07 Closed-end funds		0.000			0	0.000
4.08 Exchange traded funds		0.000			0	0.000
4.09 Total common stocks	1,976,144,780	4.702	1,961,519,595	0	1,961,519,595	4.714
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	0	0.000			0	0.000
5.02 Residential mortgages	0	0.000			0	0.000
5.03 Commercial mortgages	4,689,342,748	11.157	4,689,342,748		4,689,342,748	11.270
5.04 Mezzanine real estate loans	0	0.000			0	0.000
5.05 Total valuation allowance	(76,626,414)	(0.182)	(76,626,414)		(76,626,414)	(0.184)
5.06 Total mortgage loans	4,612,716,334	10.975	4,612,716,334	0	4,612,716,334	11.086
6. Real estate (Schedule A):						
6.01 Properties occupied by company	25,077,846	0.060	25,077,846		25,077,846	0.060
6.02 Properties held for production of income	10,751,376	0.026	10,751,376		10,751,376	0.026
6.03 Properties held for sale	0	0.000	0		0	0.000
6.04 Total real estate	35,829,222	0.085	35,829,222	0	35,829,222	0.086
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	79,696,090	0.190	79,696,090		79,696,090	0.192
7.02 Cash equivalents (Schedule E, Part 2)	2,152,890,269	5.122	2,152,890,269	419,732,708	2,572,622,977	6.183
7.03 Short-term investments (Schedule DA)	203,999,912	0.485	203,999,912		203,999,912	0.490
7.04 Total cash, cash equivalents and short-term investments	2,436,586,271	5.797	2,436,586,271	419,732,708	2,856,318,979	6.865
8. Contract loans	3,512,258,620	8.356	3,512,258,620		3,512,258,620	8.441
9. Derivatives (Schedule DB)	118,177,674	0.281	118,177,674		118,177,674	0.284
10. Other invested assets (Schedule BA)	3,327,721,896	7.917	2,918,981,749		2,918,981,749	7.015
11. Receivables for securities	12,728,919	0.030	12,728,919		12,728,919	0.031
12. Securities Lending (Schedule DL, Part 1)	419,732,708	0.999	419,732,708	XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
14. Total invested assets	42,031,002,002	100.000	41,607,636,670	419,732,708	41,607,636,670	100.000

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$		0.0 %
11.03	Canadian-currency-denominated investments	$		0.0 %
11.04	Canadian-denominated insurance liabilities	$		0.0 %
11.05	Unhedged Canadian currency exposure	$		0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0 %
	Largest three investments with contractual sales restrictions:			
12.03		$		0.0 %
12.04		$		0.0 %
12.05		$		0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02	EMPOWER ANNUITY INSURANCE COMPANY	$	1,406,220,608	2.9 %
13.03	PAFI	$	1,106,522,248	2.3 %
13.04	EMPOWER SECURITIES HOLDINGS LLC	$	695,251,054	1.4 %
13.05	EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK	$	537,191,451	1.1 %
13.06	EMPOWER ADVISORY GROUP LLC	$	228,776,687	0.5 %
13.07	CPS MANAGERS FUND (KKR)	$	152,752,231	0.3 %
13.08	GOLDMAN SACHS	$	143,161,276	0.3 %
13.09	MORGAN STANLEY FUNDS	$	143,161,276	0.3 %
13.10	PEG CO-INVESTMENT FUND I	$	80,786,544	0.2 %
13.11	NORTHLEAF INFRASTR III LP	$	75,033,238	0.2 %

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	0.0 %
14.04		$	0.0 %
14.05		$	0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	FIRST AMERICAN FUNDS	$ 161,238,637	$ 161,238,637	$
14.07	BLACKROCK LIQ FUNDS T	$ 156,173,652	$ 156,173,652	$
14.08	GOLDMAN SACHS	$ 143,161,276	$ 143,161,276	$
14.09	MORGAN STANLEY FUNDS	$ 143,161,276	$ 143,161,276	$
14.10	DREYFUS GOVERNMENT CASH MGMT	$ 16,703,054	$ 16,703,054	$
14.11	ALLSPRING GOVT MMF-INST	$ 10,959,659	$ 10,959,659	$
14.12	EMPOWER FUNDS INC	$ 35,625	$ 35,625	$
14.13		$ 0	$	$
14.14		$ 0	$	$
14.15		$ 0	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	0.0 %
	Largest three investments in general partnership interests:		
15.03		$	0.0 %
15.04		$	0.0 %
15.05		$	0.0 %

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 713,741,880	1.5 %	$ 125,268,959	$ 213,155,195	$ 251,560,936
20.02	Repurchase agreements	$	0.0 %	$	$	$
20.03	Reverse repurchase agreements	$	0.0 %	$	$	$
20.04	Dollar repurchase agreements	$	0.0 %	$	$	$
20.05	Dollar reverse repurchase agreements	$	0.0 %	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written	
		1	2	3	4
21.01	Hedging	$	0.0 %	$	0.0 %
21.02	Income generation	$	0.0 %	$	0.0 %
21.03	Other	$	0.0 %	$	0.0 %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 28,146,496	0.1 %	$ 32,423,485	$ 30,827,836	$ 29,012,331
22.02	Income generation	$	0.0 %	$	$	$
22.03	Replications	$	0.0 %	$	$	$
22.04	Other	$ 170,549	0.0 %	$ 163,450	$ 507,431	$ 475,032

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$	0.0 %	$	$	$
23.02	Income generation	$	0.0 %	$	$	$
23.03	Replications	$	0.0 %	$	$	$
23.04	Other	$	0.0 %	$	$	$

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features Index
As of and for the Year Ended December 31, 2025
Supplemental Schedule of the Annual Audit Report
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.Assumption reinsurance
b.Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the periods ended December 31, 2025 and 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP. See Note 15 for additional information regarding subsequent reinsurance events.

tyPART C
OTHER INFORMATION
Item 27. Exhibits

(a)
Board of Directors Resolution. Copy of resolution of the Board of Directors is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to Registration Statement on Form N-4 filed on April 25, 2002 (File No. 2-89550).

(b)	Custodial Agreements. Not Applicable.
(c)
Underwriting Contracts. Underwriting Agreement between Depositor and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to Registration Statement on Form N-4 filed on May 1, 1997 (File No. 2–89550).

(d)	Contracts.
(1)
Form of each Variable Annuity Contract and Riders are incorporated by reference to Registrant’s Post- Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2- 89550).

(2)
Form of Group Annuity Contract Amend 07 Amendment Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to Registration Statement on Form N-4 filed on October 31, 2008 (File No. 2-89550).

(e)	Applications. Forms of Application are incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2-89550).
(f)	Insurance Company's Certificate of Incorporation and By-Laws.
(1)
Amended and Restated Articles of Incorporation of the Depositor are incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to Registration Statement on Form N-4, filed on April 17, 2015 (File No. 2-89550).

(2)
Amended and Restated By-laws of the Registrant effective July 29, 2020 are incorporated by reference to the Registrant's Post-Effective Amendment No. 65 to Registration Statement on Form N-4, filed on April 18, 2024 (file No. 2-89550).

(3) Amended and Restated By-laws of the Registrant effective August 1, 2022 are filed herewith.
(g)	Reinsurance Contracts
(1) Reinsurance Agreement, dated December 27, 2023, by and between Empower Annuity Insurance Company of America and Nationwide Life Insurance Company. Filed herewith.
(2) Amendment No. 1 to Reinsurance Agreement, dated May 16, 2025, by and between Empower Annuity Insurance Company of America and Nationwide Life Insurance Company. Filed herewith.
(h)	Participation Agreements
(1)
Participation Agreement, dated September 13, 1999, with The Alger American Fund, Fred Alger Management Inc. and Fred Alger & Company, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).

(2)
Fund Participation Agreement, dated June 6, 2000, with American Century Investment Management, Inc. and American Century Investment Services, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).

(3)
Participation Agreement with American Funds Insurance Series dated January 28, 2008, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(4)
Amendment to Fund Participation Agreement with American Funds Insurance Series dated September 30, 2011, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(5)
Amendment to Fund Participation Agreement with American Funds Insurance Series dated August 28, 2013, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(6)
Amendment to Fund Participation Agreement with American Funds Insurance Series dated April 3, 2014, is incorporated by reference to Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203262).

(7)
Fund Participation Agreement, dated April 30, 2009, with Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. is incorporated by reference to Post- Effective Amendment No. 21 to Registration Statement on Form N-4 filed April 16, 2010 (File No. 333-52956).

(8)
Amendment to the Fund Participation Agreement with Columbia Funds, Columbia Management Investment Advisers, LLC and Columbia Management Distributors, Inc., dated April 13, 2015, is incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to Registration Statement on Form N-4 filed on April 21, 2016 (File No. 2-89550).

(9)
Fund Participation Agreement, dated March 12, 2004, with Davis New York Venture Fund, Davis Select Advisers, L.P. and Davis Distributors, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).

(10)
Participation Agreement with Federated Insurance Series dated October 26, 1996, is incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, filed October 30, 1996 (File No. 811- 07549).

(11)
Amendment to Participation Agreement with Federated Insurance Series dated February 15, 2001, is incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, filed April 24, 2001 (File No. 333-52956).

(12)
Participation Agreement, dated October 26, 2006, with Variable Insurance Products Fund I, II, III and IV and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement Form N-6 filed on April 30, 2007 (File No. 333-70963).

(13)
Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2000, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333- 147743).

(14)
Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2006, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(15)
Amendment to Participation Agreement with Franklin Templeton Insurance Products Trust dated May 1, 2008, is incorporated by reference to amended Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(16)
Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust dated May 1, 2000 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(17)
Amendment to Fund Participation Agreement with Franklin Templeton Variable Insurance Trust dated December 5, 2014 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-203262), filed with the Commission on June 24, 2015.

(18)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. (now known as Empower Funds, Inc.) dated December 15, 2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).

(19)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. (now known as Empower Funds, Inc.) dated July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).

(20)
Amendment to Participation Agreement among Registrant, First Great-West (formerly known as Great-West of New York, now known as Empower Life & Annuity Insurance Company of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(21)
Amendment to Participation Agreement among Great-West, First Great-West (formerly known as Great-West of New York, now known as Empower Life & Annuity Insurance Company of New York), Royce Capital Fund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(22)
Participation Agreement, dated June 1, 1998, with Janus Aspen Series and Janus Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).

(23)
Fund Participation Agreement dated December 27, 1999, with Legg Mason Wood Walker, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).

(24)
First Amendment to Fund Participation Agreement dated July 27, 2012, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).

(25)
Second Amendment to Fund Participation Agreement dated April 20, 2015, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).

(26)
Fund Participation Agreement, dated July 23, 2009, with Lord Abbett Family of Funds and Lord Abbett Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 filed on April 30, 2010 (File No. 2-89550).

(27)
Participation Agreement, dated May 1, 2008, with MFS Variable Insurance Trust and MFS Fund Distributors is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).

(28)
Participation Agreement with PIMCO Variable Insurance Trust dated September 18, 2002, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

(29)
Amendment to Participation Agreement with PIMCO Variable Insurance Trust dated May 13, 2003, is incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4, filed May 29, 2003 (File No. 333-52956).

	(30)	Amendment to Participation Agreement with PIMCO dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956).
(31)
Amendment to Participation Agreement with PIMCO dated October 31, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, filed December 19, 2011 (File No. 333-176926).

(32)
Fund Participation Agreement, dated September 9, 1999, with Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc., is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to Registration Statement on Form N-4 filed on April 18, 2013 (File No. 2-89550).

(33)
Participation Agreement, dated April 30, 2008, with Putnam Variable Trust and Putnam Retail Management Limited Partnership is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550)

(34)
Fund Participation Agreement, dated July 26, 2004, with RidgeWorth Funds (formerly STI Classic Funds), RidgeWorth Capital Management, Inc., and BISYS Fund Services Limited Partnership, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).

(35)
Participation Agreement with Royce Capital Fund and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(36)
Form of Shareholder Information Agreement with Eligible Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to Registration Statement on Form N-4 filed on April 30, 2007 (File No. 2-89550).

(i)	Administrative Contracts. Not Applicable.
(j)	Other Material Contracts. Not Applicable.
(k)	Legal Opinion of Elaina Ditillo, Counsel, as to the legality of the securities being registered. Filed herewith.
(l)	Other Opinions
	(1)	Written Consent of Carlton Fields, P.A. is filed herewith.
	(2)	Written Consents of Deloitte & Touche LLP are filed herewith.
(m)	Omitted Financial Statements. Not Applicable.
(n)	Initial Capital Agreements. Not Applicable.
(o)	Form of Initial Summary Prospectus. Not Applicable.
(p)	Powers of Attorney for the officers and directors listed in the Signatures section of this registration statement filing. Filed herewith.
(q)	Letter Regarding Change in Certifying Accountant. Not Applicable.
(r)	Historical Current Limits on Index Gains. Not Applicable.
(s)	Power Corporation of Canada organizational chart as of December 31, 2025. Filed herewith.

Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions and Offices with Insurance Company
R. Jeffrey Orr (3)	Director, Chairman of the Board
Edward F. Murphy III (2)	Director, President and Chief Executive Officer
Robin Bienfait (3)	Director
Marcel R. Coutu (4)	Director
Andre R. Desmarais (3)	Director
Paul G. Desmarais III (3)	Director
Philippe Desmarais (3)	Director
Gary A. Doer (1)	Director
Gregory J. Fleming (2)	Director
Claude Généreux (3)	Director
David Harney (1)	Director
Jason P. Lawrence (2)	Director
Alain Louvel (2)	Director
Paula B. Madoff (2)	Director
James P. O’Sullivan (2)	Director
Robert L. Reynolds (2)	Director
T. Timothy Ryan, Jr. (5)	Director
Jerome J. Selitto (2)	Director
Dhvani Shah (2)	Director
Brian E. Walsh (6)	Director
Richard H. Linton, Jr. (2)	President and Chief Operating Officer
Carol E. Waddell (2)	President, Empower Personal Wealth
John F. Bevacqua (2)	Executive Vice President and Chief Risk Officer
Craig Birk (2)	Chief Investment Officer, Empower Personal Wealth
Jack E. Brown (2)	Executive Vice President, US Chief Investment Officer and Lead Portfolio Manager
Christine Dugan (2)	Chief Actuary
Amy Eby (2)	Appointed Actuary
Carol Kline (2)	Executive Vice President and Chief Information Officer
David McLeod (2)	Executive Vice President and Chief Business Development Officer
Christine Moritz (2)	Executive Vice President and Chief Financial Officer
Kelly Noble (2)	Executive Vice President, General Counsel and Chief Legal Officer
Suzanne Sanchez (2)	Executive Vice President and Chief Human Resources Officer
Ahmed Abdul-Jaleel (2)	Chief Compliance Officer, Registered Separate Accounts
Kara S. Roe (2)	Controller and Chief Accounting Officer
William Burton (2)	Senior Vice President, Information Technology Application Engineering
Jennifer Fedora (2)	Senior Vice President, Participant Services
William Jeffries (2)	Senior Vice President, Operations
Joseph M. Smolen (2)	President, Workplace Solutions
Ryan Logsdon (2)	Vice President, Deputy General Counsel and Corporate Secretary
Jon Klaff (2)	Head of Personal Wealth Marketing
Ken Munro (2)	Senior Vice President, National Sales, Core Markets
Ray Tamblyn (2)	Head of Product Wealth Management
Jonathan D. Kreider (2)	Executive Vice President and Head of Empower Investments
Jane Bartosik (2)	Senior Vice President, Workplace and Advice
Mark Bell (2)	Head of Personal Wealth Technology
Bonnie Troped Blacker (2)	Head of Global Conference Planning and Travel

Name and Principal Business Address	Positions and Offices with Insurance Company
Hugo Breton (2)	Senior Vice President, Transformation and Plan Services
Casey Craig (2)	Executive Vice President, Empower Large Mega Not-For-Profit Markets
Kelley Ferguson (2)	Senior Vice President, Total Rewards and Human Resources Operations
Simon Franklin (2)	Senior Vice President, Head of Relationship Management, LMN
Dave Gray (2)	Executive Vice President, Enterprise Solutions
Roger Hobby (2)	Executive Vice President, Personal Wealth Distribution and Advisory
Mel Hooker (2)	Senior Vice President, Empower Experience
Laura Miller (2)	Senior Vice President, General Counsel, Workplace Solutions and Personal Wealth
Darlene Soderquist (2)	Vice President, Relationship Management Core
Steven Stillman (2)	Senior Vice President, Empower Personal Wealth Operations
Doug Peterson (2)	Chief Information Security Officer
KC Waldron (2)	Chief Compliance Officer
Jeffrey Boschen (2)	Senior Vice President, Client Services
Kevin Lemire (2)	Head of General Services
Stephanie O’Leary (2)	Corporate Treasurer
(1)100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(4)Brookfield Asset Management Inc., 335 8th Avenue SW, Suite 1700, Calgary, AB T2P 1C9
(5)JP Morgan Chase, 270 Park Avenue, Floor 47, New York, NY 10017
(6)Saguenay Capital, LLC, The Centre at Purchase, Two Manhattanville Road, Suite 403, Purchase, NY 10577

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registered Separate Account
(as of December 31, 2025)
The Registered Separate Account is a separate account of Empower Annuity Insurance Company of America, a stock life insurance company incorporated under the laws of the State of Colorado (“Insurance Company”). The Insurance Company is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is filed herewith as Exhibit (s) under Item 27.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registered Separate Account pursuant to the foregoing provisions, or otherwise, the Registered Separate Account has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registered Separate Account of expenses incurred or paid by a director officer or controlling person of the Registered Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registered Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Empower whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(2)“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3)“Expenses” includes counsel fees.
(4)“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5)“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6)“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:
(a)The individual's conduct was in good faith; and
(b)The individual reasonably believed:
(I)In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
(II)In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
(c)In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.

(2)A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.
(3)The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.
(4)A corporation may not indemnify a director under this section:
(a)In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or
(b)In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5)Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
(a)The director delivers to the corporation a written affirmation of the director's good faith belief that;
(I)The director has met the relevant standard of conduct described in section 7-109-102; or
(II)The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b)The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.
(2)The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3)Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:
(a)If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.
(b)If it determines that the director is entitled to indemnification or an advance of expenses under section 7-109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification or advance of expenses.

(c)If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.
(2)The determinations required by subsection (1) of this section must be made:
(a)If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;
(b)By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or
(c)By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.
(2)A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.
Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

(a)Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.
(2)A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.
(3)A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).
(4)Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.
(5)Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article 109 in connection with a proceeding by or in the right of the corporation, the corporation shall give notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, the corporation shall give the notice to the shareholders at or before the time the first shareholder signs a document consenting to the action.
Section 7-109-111. Exclusivity
A corporation may provide indemnification or an advance of expenses to a director or an officer only as permitted by this article 109.
Bylaws of Empower
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b)“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)the person conducted himself or herself in good faith; and
(b)the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b)with respect to the matter(s) giving rise to the proceeding:
i.the person conducted himself or herself in good faith; and
ii.the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and
iii.in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
iv.if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
ITEM 31. Principal Underwriter
(a)Empower Financial Services, Inc. (“Empower Financial Services”) is the distributor of securities of the Registered Separate Account. Including the Registered Separate Account, Empower Financial Services serves as distributor or principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (“EAICA”), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity-8 Series Account of Empower Life & Annuity Insurance Company of New York (“ELAINY”). Empower Financial Services is also distributor of the following other investment companies: The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.
(b)Directors and Officers of Empower Financial Services. Inc:

Name and Principal Business Address	Positions and Offices with Underwriter
Carol E. Waddell (1)	Chairman, President and Chief Executive Officer
Richard H. Linton, Jr. (2)	Director and Executive Vice President
John Christolini (1)	Chief Compliance Officer
David McLeod (1)	Director
Hugo Breton (1)	Director
Steven Stillman (1)	Director
Casey Craig (1)	Senior Vice President
Joseph M. Smolen (1)	Senior Vice President
Meredith Cordisco (1)	Vice President, Compliance
Stephanie Secor (1)	Vice President, Compliance
Robert Ettinger (2)	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan (1)	Assistant General Counsel
Palak Patel (1)	Secretary
Alyssa Melton (1)	Assistant Secretary
Shannon Cochran (1)	Compliance Officer
Stephanie Barres (1)	Compliance Officer
Brockett Hudson (1)	Assistant Secretary
(1) 8515 East Orchard Road, Greenwood Village, CO 80111.

(2) 100 Federal Street 18th Floor, Boston, MA 02110.

(c)Compensation From the Registered Separate Account. Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registered Separate Account during Registered Separate Account's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through the Insurance Company, 8515 East Orchard Road, Greenwood Village, CO 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
Empower Annuity Insurance Company of America hereby undertakes and represents that the fees and charges deducted under the Group Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company of America.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registered Separate Account certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 22nd day of April, 2026.

FUTUREFUNDS SERIES ACCOUNT (Registered Separate Account)
By:	/s/ Jonathan Kreider
Jonathan Kreider Executive Vice President & Head of Empower Investments

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA (Insurance Company)
By:	/s/ Jonathan Kreider
Jonathan Kreider Executive Vice President & Head of Empower Investments
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 22, 2026
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	Director, President and Chief Executive Officer	April 22, 2026
Edmund F. Murphy III*
/s/ Robin Bienfait	Director	April 22, 2026
Robin Bienfait*
/s/ Marcel R. Coutu	Director	April 22, 2026
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 22, 2026
André R. Desmarais*
/s/ Paul G. Desmarais III	Director	April 22, 2026
Paul G. Desmarais III*
/s/ Philippe Desmarais	Director	April 22, 2026
Philippe Desmarais*
/s/ Gary A. Doer	Director	April 22, 2026
Gary A. Doer*
/s/ Gregory J. Fleming	Director	April 22, 2026
Gregory J. Fleming*
/s/ Claude Généreux	Director	April 22, 2026
Claude Généreux*
/s/ David Harney	Director	April 22, 2026

Signature	Title	Date
David Harney*
/s/ Jason P. Lawrence	Director	April 22, 2026
Jason P. Lawrence*
/s/ Alain Louvel	Director	April 22, 2026
Alain Louvel*
/s/ Paula B. Madoff	Director	April 22, 2026
Paula B. Madoff*
/s/ James P. O'Sullivan	Director	April 22, 2026
James P. O'Sullivan*
/s/ Robert L. Reynolds	Director	April 22, 2026
Robert L. Reynolds*
/s/ T. Timothy Ryan, Jr.	Director	April 22, 2026
T. Timothy Ryan, Jr.*
/s/ Jerome J. Selitto	Director	April 22, 2026
Jerome J. Selitto*
/s/ Dhvani Shah	Director	April 22, 2026
Dhvani Shah*
/s/ Brian E. Walsh	Director	April 22, 2026
Brian E. Walsh*
/s/ Christine Moritz	Executive Vice President & Chief Financial Officer	April 22, 2026
Christine Moritz*
/s/ Kara Roe	Controller	April 22, 2026
Kara Roe*

	/s/ Elaina Ditillo	*Attorney-in-fact pursuant to Power of Attorney	April 22, 2026
*By:	Elaina Ditillo